                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                            REGISTRATION NO. 2-57209
                         POST-EFFECTIVE AMENDMENT NO. 49

                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-2679
                                AMENDMENT NO. 45
                               DAVIS SERIES, INC.

                        2949 East Elvira Road, Suite 101
                              Tucson, Arizona 85706
                                  520-434-3771

Agents For Service:          Thomas D. Tays, Esq.
                         Davis Selected Advisers, L.P.

                        2949 East Elvira Road, Suite 101
                              Tucson, Arizona 85706
                                  520-434-3771

                                      -or-

                                Arthur Don, Esq.
                                Seyfarth Shaw LLP
                          55 E. Monroe St., Suite 4200
                             Chicago, IL 60603-5803
                                (1-312-602-2048)

It is proposed that this filing will become effective:

     [_]   Immediately upon filing pursuant to paragraph (b)
     [X]   On May 1, 2004 pursuant to paragraph (b)
     [_]   60 days after filing pursuant to paragraph (a)
     [_]   On __, pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered:              Common Stock of:
                                        -------------------------------------
                                        1. Davis Opportunity Fund
                                        2. Davis Financial Fund
                                        3. Davis Real Estate Fund
                                        4. Davis Appreciation & Income Fund
                                        5. Davis Government Bond Fund
                                        6. Davis Government Money Market Fund

DAVIS SERIES, INC.

Davis Opportunity Fund
Davis Financial Fund
Davis Real Estate Fund
Davis Appreciation & Income Fund
Davis Government Bond Fund
Davis Government Money Market Fund
--------------------------------------------------------------------------------

Prospectus and Application Form

Class A shares
Class B shares
Class C shares

May 1, 2004

The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[Davis Funds logo and "Over 35 Years of Reliable Investing" tagline]


                       PROSPECTUS o DAVIS SERIES, INC. o 1

--------------------------------------------------------------------------------

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Funds, the Funds' investment adviser or the Funds' distributor. This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

--------------------------------------------------------------------------------


                       PROSPECTUS o DAVIS SERIES, INC. o 2

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Overviews of the Davis Series Funds:

4     Davis Opportunity Fund

10    Davis Financial Fund

17    Davis Real Estate Fund

24    Davis Appreciation & Income Fund

32    Davis Government Bond Fund

40    Davis Government Money Market Fund
      Investment Objective and Principal Investment Strategies
      Determining If This Fund Is Right For You
      Principal Risks of Investing in the Funds
      Performance Information
      Fees and Expenses of the Funds

45    Davis Management
      Davis Advisors
      Investment Professionals
      The Davis Investment Philosophy
      Other Investment Strategies

50    Once You Invest in Davis Funds
      How Your Shares Are Valued
      How We Pay Earnings
      Federal Income Taxes
      Fees and Expenses of the Funds

56    How to Choose a Share Class
      Class A Shares
      Class B Shares
      Class C Shares
      Deferred Sales Charge

65    How to Open An Account
      Three Ways You Can Open An Account
      Anti-Money Laundering Compliance
      Retirement Plan Accounts

67    How to Buy, Sell and Exchange Shares
      Right to Reject or Restrict any Purchase or Exchange Order
      Three Ways to Buy, Sell and Exchange Shares
      When Your Transactions Are Processed
      Buying More Shares
      Selling Shares
      Exchanging Shares
      Telephone Transactions
      Internet Transactions

79    Other Information
      Dividends and Distributions
      Financial Highlights
      Householding
      Privacy Notice

B/C   Obtaining Additional Information


                       PROSPECTUS o DAVIS SERIES, INC. o 3

Overview of Davis
OPPORTUNITY FUND
--------------------------------------------------------------------------------

K Investment Objective and Principal Investment Strategies

Davis Opportunity Fund's investment objective is long-term growth of capital. Under normal circumstances, the Fund invests the majority of its assets in equity securities issued by medium and small companies with market capitalizations of less than $20 billion that we believe are of high quality and whose shares are selling at attractive prices. We use the Davis Investment Philosophy (see "The Davis Investment Philosophy" in this prospectus) to select companies with the intention of owning their stocks for the long term. We consider selling a company if the company no longer exhibits the characteristics that we believe (i) foster sustainable long-term expansion of earnings, (ii) minimize risk, and (iii) enhance the potential for superior long-term returns. The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in foreign securities, and to invest in non-equity securities. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.

K Determining If This Fund Is Right For You

You should consider investing in this Fund if:

o    You are seeking long-term growth of capital.

o    You want to invest primarily in medium- and small-capitalization companies.

o You are willing to accept higher risk for the opportunity to pursue higher returns.

o    You are investing for the long term.

You should not invest in this Fund if:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o    You prefer to invest in larger, more established companies.


                     PROSPECTUS o DAVIS SERIES, INC. o 4

o    You are interested in earning current income.

o    You are investing for the short term.

K Principal Risks of Investing in Davis Opportunity Fund

If you buy shares of Davis Opportunity Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o Market risk. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o Company risk. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o Small- and medium-capitalization risk. Investing in small- and medium-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o Headline risk. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.


                       PROSPECTUS o DAVIS SERIES, INC. o 5

o Selection risk. The securities we select for the Fund may underperform the Wilshire 5000(R)Index or other funds with similar investment objectives and strategies.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

K Performance Information

The bar chart and table that follow provide an indication of the risks of investing in Davis Opportunity Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500 Index(R) and Wilshire 5000(R) Index. Both are widely recognized unmanaged indices of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                             Davis Opportunity Fund
                 Calendar Year Total Returns for Class B Shares

                                 -------------
                                 Year   Return
                                 -------------
                                 1994    (8.45)%
                                 1995    45.44%
                                 1996    17.86%
                                 1997    26.82%
                                 1998     1.61%
                                 1999    30.42%
                                 2000    10.57%
                                 2001    (8.92)%
                                 2002   (14.24)%
                                 2003    39.86%
                                 -------------

During the period shown above, the highest quarterly return was 25.44% for the third quarter of 1997, and the worst quarterly return was (20.46)% for the third quarter of 1998. Year-to-date performance as of March 31, 2004, (not annualized) was 4.49%

Investments in initial public offerings (IPOs) had a favorable impact on Davis Opportunity Fund's performance in 1999 and 2000. This was a time when the IPO market was very active. No assurance can be given that


                       PROSPECTUS o DAVIS SERIES, INC. o 6

Davis Opportunity Fund will continue to invest in IPOs to the same extent in the future or that such investments would be profitable.

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The returns for the other classes of shares offered by this prospectus will differ from the Class B returns shown in the chart, depending upon the expenses of that class.

Davis Opportunity Fund Average Annual Total Returns for the periods ended December 31, 2003

--------------------------------------------------------------------------------
                                             Past 1   Past 5   Past 10   Life of
                                              Year     Years    Years     Class*
--------------------------------------------------------------------------------
Class A shares
   return before taxes                       34.23%    9.34%     N/A      14.63%
--------------------------------------------------------------------------------
Class B shares
   return before taxes                       35.86%    9.28%   12.45%**   13.90%
--------------------------------------------------------------------------------
Class B shares
   return after taxes on distributions       35.86%    6.44%   10.04%**     N/A
--------------------------------------------------------------------------------
Class B shares
   return after taxes on
   distributions and sale of fund shares     23.31%    6.71%    9.82%**     N/A
--------------------------------------------------------------------------------
Class C shares
   return before taxes                       38.87%    9.47%     N/A       6.61%
================================================================================
Wilshire 5000(R)Index***
   reflects no deduction for
   fees, expenses or taxes                   31.64%    0.42%   10.59%     12.83%
--------------------------------------------------------------------------------
S&P 500(R)Index
   reflects no deduction for
   fees, expenses or taxes                   28.69%   (0.57)%  11.07%     13.22%
--------------------------------------------------------------------------------

Average Annual Total Returns for each class of shares reflect sales charges.

* Average annual total returns for life are for the periods from the commencement of each class's investment operations: Class A shares, 12/1/94; Class B shares, 5/1/84; and Class C shares, 8/15/97. Index average annual total return for life is from 5/1/84.

** Class B shares automatically convert to Class A shares after eight years. Class B shares' performance for the periods exceeding eight years includes the first eight years of Class B share performance and Class A share performance thereafter. Since the inception date for class A shares is 12/1/94, Class B shares could not be converted prior to that date. Therefore, the performance for the life of class includes Class B share performance until 12/1/94, and Class A share performance thereafter.

*** The Wilshire 5000 Index is a far broader index than the S&P 500(R) Index and therefore includes many more small and mid-sized companies. Because Davis Opportunity Fund has the flexibility to invest in companies of any size and has a primary (but not exclusive) orientation toward mid-sized companies--those with market capitalizations below $20 billion at the time of our purchase--it follows that a broader benchmark should be more appropriate.


                       PROSPECTUS o DAVIS SERIES, INC. o 7

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A, B and C shares are offered by this prospectus. After-tax returns are shown only for Class B shares and will vary for other classes.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes, as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

K Fees and Expenses of the Fund

Fees You May Pay As a Davis Funds Shareholder paid directly from your investment

-----------------------------------------------------------------------------------------------
                                                                   Class A    Class B   Class C
                                                                    shares     shares    shares
-----------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
     as a percentage of offering price(1)                           4.75%      None      None
-----------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions
   as a percentage of the lesser of the net asset
   value of the shares redeemed or the total cost of such shares    0.75%(2)   4.00%     1.00%
-----------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends         None       None      None
-----------------------------------------------------------------------------------------------
Exchange fee                                                        None       None      None
-----------------------------------------------------------------------------------------------

(1) See "How to Choose a Share Class" to determine whether you may qualify for a reduced sales charge

(2 ) As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase


                       PROSPECTUS o DAVIS SERIES, INC. o 8

Davis Opportunity Fund Annual Operating Expenses deducted from the fund's assets

--------------------------------------------------------------------------------
                                                     Class A   Class B   Class C
                                                      Shares    Shares    Shares
--------------------------------------------------------------------------------
Management Fees                                       0.74%     0.74%     0.74%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                             0.25%     1.00%     1.00%
--------------------------------------------------------------------------------
Other Expenses                                        0.31%     0.32%     0.31%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                       1.30%     2.06%     2.05%
--------------------------------------------------------------------------------

Expenses may vary in future years.

The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class. Different fees and expenses will affect performance.


                       PROSPECTUS o DAVIS SERIES, INC. o 9

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

--------------------------------------------------------------------------------
If you sell your shares in...              1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Class A Shares                              $601      $868     $1,154    $1,968
Class B Shares                              $609      $946     $1,308    $2,195*
Class C Shares                              $308      $643     $1,103    $2,379
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you still hold your shares after...     1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Class A Shares                              $601      $868     $1,154    $1,968
Class B Shares                              $209      $646     $1,108    $2,195*
Class C Shares                              $208      $643     $1,103    $2,379
--------------------------------------------------------------------------------

* Class B shares' expenses for the ten-year period include two years of Class A shares' expenses since Class B shares automatically convert to Class A shares after eight years.


                      PROSPECTUS o DAVIS SERIES, INC. o 10

OVERVIEW OF DAVIS
FINANCIAL FUND
--------------------------------------------------------------------------------

K Investment Objective and Principal Investment Strategies

Davis Financial Fund's investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector.

A company is principally engaged in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

We search for financial services companies that we believe are of high quality and whose shares are selling at attractive prices. We use the Davis Investment Philosophy (see "The Davis Investment Philosophy" in this prospectus) to select companies with the intention of owning their stocks for the long term. We consider selling a company if the company no longer exhibits the characteristics that we believe (i) foster sustainable long-term expansion of earnings, (ii) minimize risk, and (iii) enhance the potential for superior long-term returns. The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in foreign securities, and to invest in non-equity securities. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.


                      PROSPECTUS o DAVIS SERIES, INC. o 11

K Determining If This Fund Is Right For You

You should consider investing in this Fund if:

o    You are seeking long-term growth of capital.

o You believe that the financial services sector offers attractive long-term growth opportunities.

o    You are investing for the long term.

You should not invest in this Fund if:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o    You are interested in earning current income.

o You do not wish to invest in a concentrated portfolio of financial services companies.

o    You are investing for the short term.

K Principal Risks of Investing in Davis Financial Fund

If you buy shares of Davis Financial Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o Market risk. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o Company risk. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o Headline risk. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The


                      PROSPECTUS o DAVIS SERIES, INC. o 12
     company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

o Selection risk. The securities we select for the Fund may underperform the S&P 500(R)Index or other funds with similar investment objectives and strategies.

o Concentrated financial services portfolio risk. Davis Financial Fund invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the financial services sector include:
     (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Concentration of loans: financial services companies whose securities Davis Financial Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv)
     Competition: the financial services sector has become increasingly competitive.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.


                      PROSPECTUS o DAVIS SERIES, INC. o 13

K Performance Information

The bar chart and table that follow provide an indication of the risks of investing in Davis Financial Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              Davis Financial Fund
                 Calendar Year Total Returns for Class A Shares

                                  -------------
                                  Year   Return
                                  -------------
                                  1994    (4.55)%
                                  1995    50.51%
                                  1996    31.50%
                                  1997    44.53%
                                  1998    14.17%
                                  1999    (0.85)%
                                  2000    32.16%
                                  2001    (9.15)%
                                  2002   (18.98)%
                                  2003    36.86%
                                  -------------

During the period shown above, the highest quarterly return was 21.77% for the second quarter of 2003, and the worst quarterly return was (16.66)% for the third quarter of 2002. Year-to-date performance as of March 31, 2004, (not annualized) was 6.51%.

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The returns for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the chart, depending upon the expenses of that class.


                      PROSPECTUS o DAVIS SERIES, INC. o 14

Davis Financial Fund Average Annual Total Returns for the periods ended December 31, 2003

--------------------------------------------------------------------------------
                                          Past 1   Past 5   Past 10   Life of
                                           Year     Years    Years      Class*
--------------------------------------------------------------------------------
Class A shares
   return before taxes                    30.37%    4.69%    14.64%    17.07%
--------------------------------------------------------------------------------
Class A shares
   return after taxes on distributions    30.37%    4.46%    13.74%      N/A
--------------------------------------------------------------------------------
Class A shares
   return after taxes on distributions
   and sale of fund shares                19.74%    3.96%    12.62%      N/A
--------------------------------------------------------------------------------
Class B shares
   return before taxes                    31.74%    4.47%      N/A     16.55%**
--------------------------------------------------------------------------------
Class C shares
   return before taxes                    34.69%    4.81%      N/A      7.29%
================================================================================
S&P 500(R)Index
   reflects no deduction for fees,
   expenses or taxes                      28.69%   (0.57)%   11.07%    11.10%
--------------------------------------------------------------------------------

Average Annual Total Returns for each class of shares reflect sales charges.

* Average annual total returns for life are for the periods from the commencement of each class's investment operations: Class A shares, 5/1/91; Class B shares, 12/27/94; and Class C shares, 8/12/97. Index average annual total return for life is from 5/1/91.

** Class B shares automatically convert to Class A shares after eight years. Class B shares' performance for the life of class includes the first eight years of Class B share performance and Class A share performance thereafter.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A, B and C shares are offered by this prospectus. After-tax returns are shown only for Class A shares and will vary for other classes.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes, as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.


                      PROSPECTUS o DAVIS SERIES, INC. o 15

K Fees and Expenses of the Fund

Fees You May Pay As a Davis Funds Shareholder paid directly from your investment

--------------------------------------------------------------------------------
                                                    Class A    Class B   Class C
                                                     shares     shares    shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   purchases
   as a percentage of offering price(1)              4.75%      None      None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
   imposed on redemptions
   as a percentage of the lesser of the net asset
   value of the shares redeemed or the total cost
   of such shares                                    0.75%(2)   4.00%     1.00%
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   reinvested dividends                              None       None      None
--------------------------------------------------------------------------------
Exchange fee                                         None       None      None
--------------------------------------------------------------------------------

(1) See "How to Choose a Share Class" to determine whether you may qualify for a reduced sales charge

(2) As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase

Davis Financial Fund Annual Operating Expenses deducted from the fund's assets

--------------------------------------------------------------------------------
                                                     Class A   Class B   Class C
                                                      Shares    Shares    Shares
--------------------------------------------------------------------------------
Management Fees                                       0.64%     0.64%     0.64%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                             0.20%     1.00%     1.00%
--------------------------------------------------------------------------------
Other Expenses                                        0.26%     0.34%     0.35%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                       1.10%     1.98%     1.99%
--------------------------------------------------------------------------------
Expenses may vary in future years.

The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class. Different fees and expenses will affect performance.


                      PROSPECTUS o DAVIS SERIES, INC. o 16

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

--------------------------------------------------------------------------------
If you sell your shares in...              1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Class A Shares                              $582      $808     $1,052    $1,752
Class B Shares                              $601      $921     $1,268    $2,079*
Class C Shares                              $302      $624     $1,073    $2,317
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you still hold your shares after...     1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Class A Shares                              $582      $808     $1,052    $1,752
Class B Shares                              $201      $621     $1,068    $2,079*
Class C Shares                              $202      $624     $1,073    $2,317
--------------------------------------------------------------------------------

* Class B shares' expenses for the ten-year period include two years of Class A shares' expenses since Class B shares automatically convert to Class A shares after eight years.


                      PROSPECTUS o DAVIS SERIES, INC. o 17

OVERVIEW OF DAVIS
REAL ESTATE FUND
--------------------------------------------------------------------------------

K Investment Objective and Principal Investment Strategies

Davis Real Estate Fund's investment objective is total return through a combination of growth and income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry.

A company is principally engaged in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (REITs), brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Most of Davis Real Estate Fund's real estate securities are, and will likely continue to be, interests in REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

We search for real estate companies that we believe are of high quality and whose shares are selling at attractive prices. We use the Davis Investment Philosophy (see "The Davis Investment Philosophy" in this prospectus) to select companies with the intention of owning their stocks for the long term. We consider selling a company if the company no longer exhibits the characteristics that we believe (i) foster sustainable long-term expansion of earnings, (ii) minimize risk, and (iii) enhance the potential for superior long-term returns. The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in foreign securities, and to invest in non-equity securities. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.


                      PROSPECTUS o DAVIS SERIES INC. o 18

K Determining If This Fund Is Right For You

You should consider investing in this Fund if:

o    You are seeking total return through a combination of growth and income.

o You believe that the real estate sector offers attractive long-term growth opportunities.

o You want to diversify your traditional stock and bond portfolio with real estate securities.

o    You are investing for the long term.

You should not invest in this Fund if:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o You do not wish to invest in a concentrated portfolio of real estate companies.

o    You are investing for the short term.

K Principal Risks of Investing in Davis Real Estate Fund

If you buy shares of Davis Real Estate Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o Market risk. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o Company risk. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.


                      PROSPECTUS o DAVIS SERIES INC. o 19

o Small- and medium-capitalization risk. Many real estate companies are small- and medium-capitalization companies. Investing in these companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o Headline risk. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

o Selection risk. The securities we select for the Fund may underperform the Wilshire Real Estate Securities Index or other funds with similar investment objectives and strategies.

o Focused portfolio risk. Davis Real Estate Fund is classified as a nondiversified fund and is allowed to focus its investments in fewer companies than a diversified fund. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the portfolio may be subject to greater volatility and risk and the Fund's investment performance, both good and bad, is expected to reflect the economic performance of the few companies on which the Fund focuses.

o Concentrated real estate portfolio risk. Davis Real Estate Fund invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including (i) declines in property values, because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) changes in zoning laws; or (v) losses from casualty or condemnation.


                      PROSPECTUS o DAVIS SERIES INC. o 20

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

K Performance Information

The bar chart and table that follow provide an indication of the risks of investing in Davis Real Estate Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index and the Wilshire Real Estate Securities Index. The S&P 500(R) Index is a widely recognized, unmanaged index of stock performance. The Wilshire Real Estate Securities Index is a measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts and Real Estate Operating Companies. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                             Davis Real Estate Fund
                 Calendar Year Total Returns for Class A Shares

                                 --------------
                                 Year    Return
                                 --------------
                                 1995    17.70%
                                 1996    37.05%
                                 1997    25.08%
                                 1998   (15.56)%
                                 1999    (7.55)%
                                 2000    25.76%
                                 2001     5.66%
                                 2002     5.89%
                                 2003    37.52%
                                 --------------

During the period shown above, the highest quarterly return was 19.22% for the fourth quarter of 1996, and the worst quarterly return was (11.43)% for the third quarter of 1998. Year-to-date performance as of March 31, 2004, (not annualized) was 12.10%.

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The returns for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the chart, depending upon the expenses of that class.


                      PROSPECTUS o DAVIS SERIES INC. o 21

Davis Real Estate Fund Average Annual Total Returns for the periods ended December 31, 2003

--------------------------------------------------------------------------------
                                                    Past 1   Past 5    Life of
                                                     Year     Years     Class*
--------------------------------------------------------------------------------
Class A shares
   return before taxes                               30.96%   11.25%    12.14%
--------------------------------------------------------------------------------
Class A shares
   return after taxes on distributions               29.60%    9.62%    10.31%
--------------------------------------------------------------------------------
Class A shares
   return after taxes on distributions and
   sale of fund shares                               20.14%    8.66%     9.50%
--------------------------------------------------------------------------------
Class B shares
   return before taxes                               32.52%   11.17%    12.39%**
--------------------------------------------------------------------------------
Class C shares
   return before taxes                               35.52%   11.43%     7.65%
================================================================================
S&P 500(R)Index
   reflects no deduction for fees, expenses
   or taxes                                          28.69%   (0.57)%   11.09%

Wilshire Real Estate Securities Index
   reflects no deduction for fees, expenses
   or taxes                                          37.08%   14.49%    12.01%
--------------------------------------------------------------------------------

Average Annual Total Returns for each class of shares reflect sales charges.

* Average annual total returns for life are for the periods from the commencement of each class's investment operations: Class A shares, 1/3/94; Class B shares, 12/27/94; and Class C shares, 8/13/97. Index average annual total return for life is from 1/3/94.

**Class B shares automatically convert to Class A shares after eight years. Class B shares' performance for the life of class includes the first eight years of Class B share performance and Class A share performance thereafter.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A, B and C shares are offered by this prospectus. After-tax returns are shown only for Class A shares and will vary for other classes.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes, as the resulting capital


                      PROSPECTUS o DAVIS SERIES INC. o 22
losses from the sale of fund shares would be available to offset capital gains from other investments.

                  Davis Real Estate Fund Yield, Class A Shares
                    30-Day SEC Yield, as of December 31, 2003
                                      3.75%

You may obtain Davis Real Estate Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time.

K Fees and Expenses of the Fund

Fees You May Pay As a Davis Funds Shareholder paid directly from your investment

-------------------------------------------------------------------------------------------
                                                              Class A    Class B    Class C
                                                               Shares     Shares     Shares
-------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                4.75%      None       None
   as a percentage of offering price(1)
-------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions     0.75%(2)   4.00%      1.00%
   as a percentage of the lesser of the net asset value of
   the shares redeemed or the  total cost of such shares
-------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends     None       None       None
-------------------------------------------------------------------------------------------
Exchange fee                                                    None       None       None
-------------------------------------------------------------------------------------------

(1) See "How to Choose a Share Class" to determine whether you may qualify for a reduced sales charge

(2) As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase

Davis Real Estate Fund Annual Operating Expenses deducted from the fund's assets

--------------------------------------------------------------------------------
                                                     Class A   Class B   Class C
                                                      Shares    Shares    Shares
--------------------------------------------------------------------------------
Management Fees                                        0.72%     0.72%     0.72%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                              0.20%     1.00%     1.00%
--------------------------------------------------------------------------------
Other Expenses                                         0.38%     0.27%     0.25%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                        1.30%     1.99%     1.97%
--------------------------------------------------------------------------------

Expenses may vary in future years.


                      PROSPECTUS o DAVIS SERIES INC. o 23

The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class. Different fees and expenses will affect performance.


                      PROSPECTUS o DAVIS SERIES INC. o 24

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

--------------------------------------------------------------------------------
If you sell your shares in...             1 Year   3 Years    5 Years   10 Years
--------------------------------------------------------------------------------
Class A Shares                             $601      $868     $1,154     $1,968
--------------------------------------------------------------------------------
Class B Shares                             $602      $924     $1,273     $2,139*
--------------------------------------------------------------------------------
Class C Shares                             $300      $618     $1,062     $2,296
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you still hold your shares after...    1 Year   3 Years    5 Years   10 Years
--------------------------------------------------------------------------------
Class A Shares                             $601      $868     $1,154     $1,968
--------------------------------------------------------------------------------
Class B Shares                             $202      $624     $1,073     $2,139*
--------------------------------------------------------------------------------
Class C Shares                             $200      $618     $1,062     $2,296
--------------------------------------------------------------------------------

* Class B shares' expenses for the ten-year period include two years of Class A shares' expenses since Class B shares automatically convert to Class A shares after eight years.


                      PROSPECTUS o DAVIS SERIES INC. o 25

OVERVIEW OF DAVIS
APPRECIATION & INCOME FUND
--------------------------------------------------------------------------------

K Investment Objective and Principal Investment Strategies

Davis Appreciation & Income Fund's investment objective is total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of convertible securities, common stock, and fixed income securities. The portion of the Fund's assets invested in convertible securities, common stock, and fixed income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors.

Common stock issued by large-, medium-, and small-capitalization companies are purchased for their growth potential. Fixed income securities, including both investment grade and high-yield, high-risk debt securities, are purchased both for current income and to provide diversification. Convertible securities, which include both preferred stock and bonds which may be "converted" into common stock if the company grows, offer both growth potential and downside protection. In the current market, our portfolio managers expect to continue investing a significant portion of the Fund's assets in convertible securities.

We search for growing companies whose shares are selling at attractive prices. We use the Davis Investment Philosophy (see "The Davis Investment Philosophy" in this prospectus) to select companies with the intention of owning their securities for the long term. We consider selling a company if the company no longer exhibits the characteristics that we believe (i) foster sustainable long-term expansion of earnings, (ii) minimize risk, and (iii) enhance the potential for superior long-term returns. The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in foreign securities, and to invest in non-equity securities. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.


                     PROSPECTUS o DAVIS SERIES, INC. o 26

K Determining If This Fund Is Right For You

You should consider investing in this Fund if:

o    You are seeking total return through a combination of growth and income.

o    You want to diversify a common stock portfolio.

o You are principally interested in growth-oriented investments but want current income.

o    You are investing for the long term.

You should not invest in this Fund if:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o You do not wish to invest in a portfolio that has some of the characteristics of both common stocks and bonds.

o    You are investing for the short term.

K Principal Risks of Investing in Davis Appreciation & Income Fund

If you buy shares of Davis Appreciation & Income Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

Equity Risks

o Market risk. The market value of shares of equity securities, including common and preferred stock and convertible securities, can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o Company risk. The market values of common stock vary with the success or failure of the company issuing the security. Many factors can negatively affect a particular company's equity price, such as poor earnings reports, loss of major customers, major litigation against the


                      PROSPECTUS o DAVIS SERIES, INC. o 27
     company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o Small- and medium-capitalization risk. Many convertible securities are issued by small- and medium-capitalization companies. Investing in these companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o Headline risk. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

o Selection risk. The securities we select for the Fund may underperform the S&P 500(R)Index or other funds with similar investment objectives and strategies.

Debt Risks

o Interest rate sensitivity. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline.

o Changes in debt rating. If a rating agency gives a fixed income security a low rating, the value of the security will decline because investors will demand a higher rate of return.

o Credit risk. Like any borrower, the issuer of a fixed income security may be unable to make its payments. The Fund is not limited as to the amount of its assets which may be invested in high-yield, high-risk debt securities.


                      PROSPECTUS o DAVIS SERIES, INC. o 28

High-Yield, High-Risk Debt Securities

There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

When evaluating the quality of a debt instrument, rating agencies look at factors like the issuer's current financial condition and business prospects, the value of any collateral that secures the debt and the issuer's history of paying other debt. Each agency has its own system for grading debt. Standard & Poor's has 11 ratings, ranging from "D" for securities that are in default to "AAA" for securities that are almost certain to be repaid. Moody's Investors Service has nine ratings, with "C" being the lowest and "Aaa" being the highest.

A debt security is called investment-grade if a respected agency assigns it a favorable credit rating ("BBB" or higher by Standard and Poor's, or "Baa" or higher by Moody's). In contrast, a debt security is considered high-yield, high-risk if it is rated "BB" or lower by Standard and Poor's or "Ba" or lower by Moody's Investors Service. Securities with these low ratings are also referred to as junk bonds. Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment-grade debt.

There are four principal risks of owning high-yield, high-risk debt securities:

o Overburdened issuers. Many issuers only resort to offering high-yield, high-risk debt securities when they cannot get financing from more traditional sources, such as banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline.

o Priority. Issuers of high-yield, high-risk debt securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be senior to the high-yield, high-risk debt securities; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer's primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral--possibly forcing the issuer out of business and into bankruptcy.

o Difficult to resell. Many investors simply do not want high-yield, high-risk debt securities, and others are prohibited from buying them.


                      PROSPECTUS o DAVIS SERIES, INC. o 29

o Volatile prices. Prices of high-yield, high-risk debt securities are more volatile than prices of higher-rated securities. In periods of economic difficulty or rising interest rates, prices of high-yield, high-risk debt securities decline more than prices of investment-grade securities.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

K Performance Information

The bar chart and table that follow provide an indication of the risks of investing in Davis Appreciation & Income Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                        Davis Appreciation & Income Fund
                 Calendar Year Total Returns for Class A Shares

                                 ---------------
                                  Year   Return
                                 ---------------
                                  1994   (6.72)%
                                  1995   26.68%
                                  1996   29.46%
                                  1997   28.68%
                                  1998   (1.79)%
                                  1999   12.97%
                                  2000   (0.97)%
                                  2001   (7.56)%
                                  2002   (1.21)%
                                  2003   26.94%
                                 ---------------

During the period shown above, the highest quarterly return was 14.33% for the third quarter of 1997, and the worst quarterly return was (13.20)% for the third quarter of 2001. Year-to-date performance as of March 31, 2004, (not annualized) was 4.69%.

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The returns for the other classes of


                      PROSPECTUS o DAVIS SERIES, INC. o 30
shares offered by this prospectus will differ from the Class A returns shown in the chart, depending upon the expenses of that class.

From inception (May 1, 1992) until July 1, 2003, Davis Appreciation & Income Fund was named Davis Convertible Securities Fund and invested primarily in convertible securities.

Davis Appreciation & Income Fund Average Annual Total Returns for the periods ended December 31, 2003

---------------------------------------------------------------------------------------
                            Past 1 Year   Past 5 Years   Past 10 Years   Life of Class*
---------------------------------------------------------------------------------------
Class A shares
   return before taxes         20.93%         4.32%          9.10%           10.37%
---------------------------------------------------------------------------------------
Class A shares
   return after taxes on
   distributions               19.89%         2.75%          7.01%             N/A
---------------------------------------------------------------------------------------
Class A shares
   return after taxes on
   distributions and sale
   of fund shares              13.82%         2.70%          6.64%             N/A
---------------------------------------------------------------------------------------
Class B shares
   return before taxes         21.71%         4.05%           N/A            10.48%**
---------------------------------------------------------------------------------------
Class C shares
   return before taxes         24.75%         4.39%           N/A             4.15%
=======================================================================================
S&P 500(R)Index
   reflects no deduction
   for fees, expenses or
   taxes                       28.69%        (0.57)%        11.07%           11.03%
---------------------------------------------------------------------------------------

Average Annual Total Returns for each class of shares reflect sales charges.

* Average annual total returns for life are for the periods from the commencement of each class's investment operations: Class A shares, 5/1/92; Class B shares, 2/3/95; and Class C shares, 8/12/97. Index average annual total return for life is from 5/1/92.

** Class B shares automatically convert to Class A shares after eight years. Class B shares' performance for the life of class includes the first eight years of Class B share performance and Class A share performance thereafter.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                      PROSPECTUS o DAVIS SERIES, INC. o 31

Class A, B and C shares are offered by this prospectus. After-tax returns are shown only for Class A shares and will vary for other classes.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes, as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

             Davis Appreciation & Income Fund Yield, Class A Shares
                    30-Day SEC Yield, as of December 31, 2003
                                      2.64%

You may obtain Davis Appreciation & Income Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time.

K Fees and Expenses of the Fund

Fees You May Pay as a Davis Funds Shareholder paid directly from your investment

------------------------------------------------------------------------------------------
                                          Class A shares   Class B shares   Class C shares
------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   purchases
   as a percentage of offering
   price(1)                                  4.75%              None             None
------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
   imposed on redemptions
   as a percentage of the lesser of the
   net asset value of the shares
   redeemed or the total cost of such
   shares                                    0.75%(2)           4.00%            1.00%
------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   reinvested dividends                      None               None             None
------------------------------------------------------------------------------------------
Exchange fee                                 None               None             None
------------------------------------------------------------------------------------------

(1) See "How to Choose a Share Class" to determine whether you may qualify for a reduced sales charge

(2) As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase

Davis Appreciation & Income Fund Annual Operating Expenses deducted from the fund's assets


                      PROSPECTUS o DAVIS SERIES, INC. o 32

--------------------------------------------------------------------------------
                                                     Class A   Class B   Class C
                                                      Shares    Shares    Shares
--------------------------------------------------------------------------------
Management Fees                                        0.75%     0.75%     0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                              0.14%     1.00%     1.00%
--------------------------------------------------------------------------------
Other Expenses                                         0.21%     0.28%     0.27%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                        1.10%     2.03%     2.02%
--------------------------------------------------------------------------------

Expenses may vary in future years.

The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

--------------------------------------------------------------------------------
If you sell your shares in...              1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Class A Shares                              $582      $808     $1,052    $1,752
--------------------------------------------------------------------------------
Class B Shares                              $606      $937     $1,293    $2,119*
--------------------------------------------------------------------------------
Class C Shares                              $305      $634     $1,088    $2,348
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you still hold your shares after...     1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Class A Shares                              $582     $808      $1,052    $1,752
--------------------------------------------------------------------------------
Class B Shares                              $206     $637      $1,093    $2,119*
--------------------------------------------------------------------------------
Class C Shares                              $205     $634      $1,088    $2,348
--------------------------------------------------------------------------------

* Class B shares' expenses for the ten-year period include two years of Class A shares' expenses since Class B shares automatically convert to Class A shares after eight years.


                      PROSPECTUS o DAVIS SERIES, INC. o 33

OVERVIEW OF DAVIS
GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

K Investment Objective and Principal Investment Strategies

Davis Government Bond Fund's investment objective is current income. In order to achieve this objective while minimizing volatility and preserving capital, the Fund invests exclusively, under normal circumstances, in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

Government Securities

There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. U.S. Government Securities represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. government and in unusual circumstances may present credit risk.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. At times, a significant portion of Davis Government Bond Fund's securities are mortgage-backed securities and collateralized mortgage obligations. A mortgage-backed security represents ownership of a pool of mortgage loans. As the mortgages are paid off, a portion of the principal and interest payments are passed through to the owners of the securities. Davis Government Bond Fund buys only mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. A collateralized mortgage obligation is a debt security that is secured by a pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. Davis Government Bond Fund only invests in collateralized mortgage obligations that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.


                      PROSPECTUS o DAVIS SERIES, INC. o 34

Investment Strategy

In selecting U.S. Government Securities for the Fund, Davis Advisors uses fundamental research to attempt to achieve competitive returns over the long term. Unlike many government bond funds that invest a portion of their assets in riskier corporate paper, Davis Government Bond Fund invests only in U.S. Treasury securities, U.S. government agency securities and U.S. government agency mortgage securities. The Fund emphasizes undervalued sectors of the market which our research leads us to believe offer superior potential returns. The Fund seeks to maintain a weighted average maturity of between three and ten years. In general, longer the weighted average maturities result in greater changes in the price of the Fund's shares when prevailing interest rates change.

Buy Strategy

Davis Advisors continuously analyzes how interest rates, movements in various market sectors and the economy as a whole could impact the types of debt instruments the Fund targets.

o The Fund buys securities based on their price, coupon and yield spreads relative to other securities.

o    Treasuries are included for their high credit quality.

o Government and agency mortgage-backed securities are included when they offer adequate premiums to compensate for additional risk.

o Davis Advisors assesses the short- and long-term interest-rate environment to properly position the portfolio along the yield curve.

Sell Strategy

Although the Fund often holds securities until their date of maturity, it will sell a security before it matures when:

o Davis Advisors determines that future interest-rate moves could significantly diminish its value.

o    Its risk-reward tradeoff is no longer attractive.

o    Davis Advisors finds other securities that appear to offer better value.


                      PROSPECTUS o DAVIS SERIES, INC. o 35

K Determining If This Fund Is Right For You

You should consider investing in this Fund if:

o    You are seeking current income.

o    You are comfortable investing in high-quality U.S. Government Securities.

o    You want to diversify a common stock portfolio.

o    You are investing for the mid-term or the long term.

You should not invest in this Fund if:

o    You cannot accept moderate price swings or market declines.

o    You are investing for the short term.

o You are seeking the higher, but more volatile, returns historically achieved by stocks.

K Principal Risks of Investing in Davis Government Bond Fund

If you buy shares of Davis Government Bond Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o Price volatility risk. Most of the Fund's U.S. Government Securities pay a fixed interest rate. When interest rates increase, the value and price of U.S. Government Securities usually decline. When interest rates are falling, the value and price of U.S. Government Securities usually increase. As a result, an increase in market rates should reduce the value of the Fund's portfolio and a decrease in rates should have the opposite effect.

o Extension and prepayment risk. Market prices of the mortgage-backed securities and collateralized mortgage obligations that Davis Government Bond Fund owns are affected by how quickly borrowers elect to prepay the mortgages underlying the securities. Changes in market interest rates affect borrowers' decisions about whether to prepay their mortgages. Rising interest rates lead to extension risk, which occurs


                      PROSPECTUS o DAVIS SERIES, INC. o 36
     when borrowers maintain their existing mortgages until they come due instead of choosing to prepay them. Falling interest rates lead to prepayment risk, which occurs when borrowers prepay their mortgages more quickly than usual so that they can refinance at a lower rate. A government agency that has the right to call (prepay) a fixed-rate security may respond the same way. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.

o Credit risk. Davis Government Bond Fund seeks to manage credit risk by investing exclusively, under normal circumstances, in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. Many of the agency-issued securities in the Fund's portfolio (as opposed to the Treasury-issued securities) are not guaranteed by the U.S. government and in unusual circumstances may present credit risk. Although an issuer may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("Ginnie Mae") pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association ("Fannie Mae") bonds. Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") obligations. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.


                      PROSPECTUS o DAVIS SERIES, INC. o 37

K Performance Information

The bar chart and table that follow provide an indication of the risks of investing in Davis Government Bond Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, a widely recognized unmanaged index of U.S. Government Securities performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                           Davis Government Bond Fund
                 Calendar Year Total Returns for Class B Shares

                                  -------------
                                  Year   Return
                                  -------------
                                  1994   (0.97)%
                                  1995   10.62%
                                  1996    2.78%
                                  1997    7.12%
                                  1998    5.38%
                                  1999   (4.12)%
                                  2000    8.80%
                                  2001    5.48%
                                  2002    8.05%
                                  2003   (0.80)%
                                  -------------

During the period shown above, the highest quarterly return was 4.32% for the third quarter of 2001, and the worst quarterly return was (1.90)% for the second quarter of 1999. Year-to-date performance as of March 31, 2004, (not annualized) was 1.45%.

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The returns for the other classes of shares offered by this prospectus will differ from the Class B returns shown in the chart, depending upon the expenses of that class.


                      PROSPECTUS o DAVIS SERIES, INC. o 38

Davis Government Bond Fund Average Annual Total Returns for the periods ended December 31, 2003

------------------------------------------------------------------------------------------------------
                                                                   Past 1   Past 5   Past 10   Life of
                                                                    Year     Years    Years    Class*
------------------------------------------------------------------------------------------------------
Class A shares
   return before taxes                                             (4.72)%   3.15%    N/A      4.95%
------------------------------------------------------------------------------------------------------
Class B shares
   return before taxes                                             (4.67)%   3.01%   4.28%**   6.44%**
------------------------------------------------------------------------------------------------------
Class B shares
   return after taxes on distributions                             (5.47)%   1.52%   2.39%**    N/A
------------------------------------------------------------------------------------------------------
Class B shares
   return after taxes on distributions and sale of fund shares     (3.03)%   1.63%   2.44%**    N/A
------------------------------------------------------------------------------------------------------
Class C shares
   return before taxes                                             (1.77)%   3.33%    N/A      3.93%
======================================================================================================
Lehman Brothers Intermediate Term U.S. Treasury Securities Index
   reflects no deduction for fees, expenses or taxes                2.11%    5.97%   6.21%     8.45%
------------------------------------------------------------------------------------------------------

Average Annual Total Returns for each class of shares reflect sales charges.

* Average annual total returns for life are for the periods from the commencement of each class's investment operations: Class A shares, 12/1/94; Class B shares, 5/1/84; and Class C shares, 8/19/97. Index average annual total return for life is from 5/1/84.

** Class B shares automatically convert to Class A shares after eight years. Class B shares' performance for the periods exceeding eight years includes the first eight years of Class B share performance and Class A share performance thereafter. Since the inception date for class A shares is 12/1/94, Class B shares could not be converted prior to that date. Therefore, the performance for the life of class includes Class B share performance until 12/1/94, and Class A share performance thereafter.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A, B and C shares are offered by this prospectus. After-tax returns are shown only for Class B shares and will vary for other classes.


                      PROSPECTUS o DAVIS SERIES, INC. o 39

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes, as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

                Davis Government Bond Fund Yield, Class A Shares
                    30-Day SEC Yield, as of December 31, 2003
                                      2.55%

You can obtain Davis Government Bond Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time.

K Fees and Expenses of the Fund

Fees You May Pay as a Davis Funds Shareholder paid directly from your investment

--------------------------------------------------------------------------------------------
                                                                 Class A   Class B   Class C
                                                                  shares    shares    shares
--------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   as a percentage of offering price(1)                          4.75%      None      None
--------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions
   as a percentage of the lesser of the net asset value of the
   shares redeemed or the total cost of such shares              0.75%(2)   4.00%     1.00%
--------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends      None       None      None
--------------------------------------------------------------------------------------------
Exchange fee                                                     None       None      None
--------------------------------------------------------------------------------------------

(1) See "How to Choose a Share Class" to determine whether you may qualify for a reduced sales charge

(2) As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase

Davis Government Bond Fund Annual Operating Expenses
deducted from the fund's assets
]
--------------------------------------------------------------------------------
                                                     Class A   Class B   Class C
                                                      Shares    Shares    Shares
--------------------------------------------------------------------------------
Management Fees                                       0.50%     0.50%     0.50%
--------------------------------------------------------------------------------


                      PROSPECTUS o DAVIS SERIES, INC. o 40

--------------------------------------------------------------------------------
Distribution (12b-1) Fees                             0.22%     1.00%     1.00%
--------------------------------------------------------------------------------
Other Expenses                                        0.41%     0.32%     0.35%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                       1.13%     1.82%     1.85%
--------------------------------------------------------------------------------

Expenses may vary in future years.

The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

--------------------------------------------------------------------------------
If you sell your shares in...              1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Class A Shares                              $585      $817     $1,068    $1,784
Class B Shares                              $585      $873     $1,185    $1,956*
Class C Shares                              $288      $582     $1,001    $2,169
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you still hold your shares after...     1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Class A Shares                              $585      $817     $1,068    $1,784
Class B Shares                              $185      $573     $  985    $1,956*
Class C Shares                              $188      $582     $1,001    $2,169
--------------------------------------------------------------------------------

* Class B shares' expenses for the ten-year period include two years of Class A shares' expenses since Class B shares automatically convert to Class A shares after eight years.


                      PROSPECTUS o DAVIS SERIES, INC. o 41

OVERVIEW OF DAVIS
GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

K Investment Objective and Principal Investment Strategies

Davis Government Money Market Fund is a money market fund. Its investment objective is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. The Fund maintains liquidity and preserves capital by carefully monitoring the maturity of our investments. Our portfolio has a dollar-weighted average maturity of ninety days or less. Under normal circumstances, the Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

Government Securities

There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. U.S. Government Securities represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. government and in unusual circumstances may present credit risk.

A repurchase agreement is a type of short-term investment that uses securities as collateral. Like a short-term loan, the borrower sells securities to the lender. The borrower agrees to buy back the securities at a certain time--at a higher price that incorporates an interest payment.


                      PROSPECTUS o DAVIS SERIES, INC. o 42

K Determining If This Fund Is Right For You

You should consider investing in this Fund if:

o    You are seeking current income.

o    You are most comfortable investing in high-quality U.S. Government
     Securities.

o    You want a safe haven in times of market turmoil.

o    You want easy access to your money.

You should not invest in this Fund if:

o    You need a high total return to achieve your investment goals.

o    Your primary investment goal is capital growth.

K Principal Risks of Investing in Davis Government Money Market Fund

o Variable current income. The income which Davis Government Money Market Fund pays to investors is not stable. When interest rates increase, the Fund's income distributions should increase. When interest rates decrease, the Fund's income distributions should decrease.

o Credit risk. Davis Government Money Market Fund seeks to manage credit risk by investing exclusively, under normal circumstances, in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. Many of the agency-issued securities in the Fund's portfolio (as opposed to the Treasury-issued securities) are not guaranteed by the U.S. government and in unusual circumstances may present credit risk. Although an issuer may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("Ginnie Mae") pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association ("Fannie Mae") bonds. Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") obligations. There is always some


                      PROSPECTUS o DAVIS SERIES, INC. o 43
     risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

Although Davis Government Money Market Fund seeks to preserve the value of your investment at $1 per share, investors can lose money. Shares of Davis Government Money Market Fund are not deposits or obligations of any bank, are not guaranteed by the U.S. government or any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

K Performance Information

The bar chart and table that follow provide an indication of the risks of investing in Davis Government Money Market Fund by showing changes in the Fund's year-to-year performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

                       Davis Government Money Market Fund
            Calendar Year Total Returns for Class A, B, and C Shares

                                  -------------
                                  Year   Return
                                  -------------
                                  1994    3.48%
                                  1995    5.25%
                                  1996    4.80%
                                  1997    5.02%
                                  1998    4.94%
                                  1999    4.51%
                                  2000    5.91%
                                  2001    3.77%
                                  2002    1.38%
                                  2003    0.62%
                                  -------------

During the period shown above, the highest quarterly return was 1.52% for the third quarter of 2000, and the worst quarterly return was 0.12% for the third quarter of 2003. Year-to-date performance as of March 31, 2004, (not annualized) was 0.13%.


                      PROSPECTUS o DAVIS SERIES, INC. o 44

Davis Government Money Market Fund Average Annual Total Returns for the periods ended December 31, 2003

--------------------------------------------------------------------------------
                                      Past 1 Year   Past 5 Years   Past 10 Years
--------------------------------------------------------------------------------
Class A Shares                           0.62%          3.24%          3.97%
--------------------------------------------------------------------------------
Class B Shares                           0.62%          3.24%          3.97%
--------------------------------------------------------------------------------
Class C Shares                           0.62%          3.24%          3.97%
--------------------------------------------------------------------------------

                    Davis Government Money Market Fund Yield
                             Class A, B and C Shares
                    7-Day SEC Yield, as of December 31, 2003
                                      0.54%

You can obtain Davis Government Money Market Fund's most recent 7-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time.

K Fees and Expenses of the Fund

Fees You May Pay as a Davis Funds Shareholder paid directly from your investment

----------------------------------------------------------------------------------------------
                                                                   Class A   Class B   Class C
                                                                    shares    shares    shares
----------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   purchases as a percentage of offering price                       None      None      None
----------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
   imposed on redemptions
   as a percentage of the lesser of the net asset
   value of the shares redeemed or the total cost of such shares     None      None      None
----------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   reinvested dividends                                              None      None      None
----------------------------------------------------------------------------------------------
Exchange fee                                                         None      None      None
----------------------------------------------------------------------------------------------


                      PROSPECTUS o DAVIS SERIES, INC. o 45

Davis Government Money Market Fund Annual Operating Expenses deducted from the fund's assets

--------------------------------------------------------------------------------
                                                     Class A   Class B   Class C
                                                      shares    shares    shares
--------------------------------------------------------------------------------
Management Fees                                       0.46%     0.46%     0.46%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                             0.00%     0.00%     0.00%
--------------------------------------------------------------------------------
Other Expenses                                        0.14%     0.14%     0.14%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                       0.60%     0.60%     0.60%
--------------------------------------------------------------------------------

Expenses may vary in future years.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

--------------------------------------------------------------------------------
If you sell your shares in...              1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Class A Shares                               $61      $192      $335      $750
--------------------------------------------------------------------------------
Class B Shares                               $61      $192      $335      $750
--------------------------------------------------------------------------------
Class C Shares                               $61      $192      $335      $750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you still hold your shares after...     1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Class A Shares                               $61      $192      $335      $750
--------------------------------------------------------------------------------
Class B Shares                               $61      $192      $335      $750
--------------------------------------------------------------------------------
Class C Shares                               $61      $192      $335      $750
--------------------------------------------------------------------------------


                      PROSPECTUS o DAVIS SERIES, INC. o 46

DAVIS
MANAGEMENT
--------------------------------------------------------------------------------

K Davis Advisors

Davis Selected Advisers, L.P., ("Davis Advisors") serves as the investment adviser for each of the Davis Funds. Davis Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.

For the fiscal year ended December 31, 2003, Davis Advisors' compensation for its services (based on average net assets) was: Davis Opportunity Fund, 0.74%; Davis Financial Fund, 0.64%; Davis Real Estate Fund, 0.72%; Davis Appreciation & Income Fund, 0.75%; Davis Government Bond Fund, 0.50%; and Davis Government Money Market Fund, 0.46%.

Davis Selected Advisers-NY, Inc., serves as the sub-adviser for each of the Davis Funds. Davis Selected Advisers-NY, Inc.'s offices are located at 609 Fifth Avenue, New York, New York 10017. Davis Selected Advisers-NY, Inc., provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers-NY, Inc.'s fee is paid by Davis Advisors, not the Davis Funds.

K Investment Professionals

o Shelby M.C. Davis serves as Founder and Research Advisor. He previously served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February 1997, and served as President of the Davis Funds until March 2000. The Davis Funds are a family of mutual funds managed by Davis Advisors.


                      PROSPECTUS o DAVIS SERIES, INC. o 47

Davis Opportunity Fund

Investment Team. Davis Advisors uses a system of multiple portfolio managers to manage Davis Opportunity Fund. Under this approach, the portfolio of the Fund is divided into segments managed by individual portfolio managers. Portfolio managers decide how their respective segments will be invested, within the limits provided by the Fund's investment objectives, strategies, restrictions, and by senior portfolio managers. The primary individual portfolio managers responsible for Davis Opportunity Fund are:

o Christopher C. Davis has served as a Portfolio Manager of Davis Opportunity Fund since January 1999, and also manages other equity funds advised by Davis Advisors. Mr. Davis served as Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 through September 1995.

o Kenneth Charles Feinberg has served as a Portfolio Manager of Davis Opportunity Fund since January 1999, and also manages other equity funds advised by Davis Advisors. Mr. Feinberg started with Davis Advisors as a research analyst in December 1994.

o Chip Tucker has served as a Portfolio Manager of Davis Opportunity Fund since May 2004, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Tucker joined Davis Advisors in April 2002 and served as a portfolio manager for US Trust Company from April 2001 to April 2002, as a portfolio manager for Desai Capital Management, Inc., from April 1998 to March 2001.

o Kent Whitaker has served as a Portfolio Manager of Davis Opportunity Fund since May 2004, manages other equity funds advised by Davis Advisers, and also serves as research analyst for Davis Advisors. Mr. Whitaker joined Davis Advisors in August 2000 and served Amoco Corp. and BP PLC in a variety of general management and financial management positions from 1989 until August 2000.

o Danton Goei has served as a Portfolio Manager of Davis Opportunity Fund since May 2004, manages other equity funds advised by Davis Advisers, and also serves as research analyst for Davis Advisors. Mr. Goei joined Davis Advisors in November 1998.

o Tania Pouschine has served as a Portfolio Manager of Davis Opportunity Fund since May 2004, manages other equity funds


                      PROSPECTUS o DAVIS SERIES, INC. o 48
     advised by Davis Advisers, and also serves as research analyst for Davis Advisors. Ms. Pouschine joined Davis Advisors in July 2003. and from 1993 to 2003, Ms. Pouschine worked as an analyst and portfolio manager at Ruane, Cunniff.

o Jae Chung has served as a Portfolio Manager of Davis Opportunity Fund since May 2004, manages other equity funds advised by Davis Advisers, and also serves as research analyst for Davis Advisors. Mr. Chung joined Davis Advisors in September 2003. From 2000 to September 2003 Mr Chung served as a portfolio manager for Marcstone Capital Management. From 1996 to 2000 Mr. Chung served as a portfolio manager and analyst with Franklin Mutual Advisers.

o Dwight Blazin has served as a Portfolio Manager of Davis Opportunity Fund since May 2004, manages other equity funds advised by Davis Advisers, and also serves as research analyst for Davis Advisors. Mr. Blazin joined Davis Advisors in 1997.

Davis Financial Fund

o Christopher C. Davis has served as a Portfolio Manager of Davis Financial Fund since inception in May 1991, and also manages other equity funds advised by Davis Advisors. Mr. Davis served as Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 through September 1995.

o Kenneth Charles Feinberg has served as a Portfolio Manager of Davis Financial Fund since May 1997, and also manages other equity funds advised by Davis Advisors. Mr. Feinberg started with Davis Advisors as a research analyst in December 1994.

Davis Real Estate Fund

o Andrew A. Davis has served as a Portfolio Manager of Davis Real Estate Fund since inception in January 1994, and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as a portfolio manager for Davis Advisors since 1993.

o Chandler Spears has served as a Portfolio Manager of Davis Real Estate Fund since August 2002, and also manages other equity funds advised by Davis Advisors. Mr. Spears has served as a research analyst at Davis Advisors since November 2000. Before joining Davis Advisors, Mr. Spears was employed as the director of investor relations for Charles E. Smith Residential Realty, Inc., in Arlington,


                      PROSPECTUS o DAVIS SERIES, INC. o 49

     Virginia. Prior to that he was a principal and director of real estate research of SNL Securities, LC, in Charlottesville, Virginia.

Davis Appreciation & Income Fund

o Andrew A. Davis has served as a Portfolio Manager of Davis Appreciation & Income Fund since February 1993, and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as a portfolio manager for Davis Advisors since 1993.

o Jason Voss, CFA, has served as a Portfolio Manager of Davis Appreciation & Income Fund since September 2000. Mr. Voss has served as a research analyst at Davis Advisors since May 1998.

Davis Government Bond Fund and
Davis Government Money Market Fund

Creston King, CFA, has served as a Portfolio Manager of Davis Government Bond Fund and Davis Government Money Market Fund since August 1999. Mr. King also manages other government bond and money market funds advised by Davis Advisors. From August 1993 until he joined Davis Advisors in June 1999, Mr. King was a trader, analyst and portfolio manager for U.S. Global Investors, Inc., where he managed various money market funds and bond funds.

K The Davis Investment Philosophy

Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, and Davis Appreciation & Income Fund are managed using the Davis investment philosophy, which stresses a back-to-basics approach. We perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term.

Over the years, the Fund's investment adviser, Davis Selected Advisers, L.P. ("Davis Advisors"), has developed a list of characteristics that we believe allow companies to expand earnings over the long term and minimize risk to enhance their potential for superior long-term returns. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.


                      PROSPECTUS o DAVIS SERIES, INC. o 50

First Class Management

o    Proven track record

o    Significant personal ownership in business

o    Intelligent allocation of capital

o    Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

o    Strong balance sheet

o    Low cost structure / low debt

o    High after-tax returns on capital

o    High quality of earnings

Strategic Positioning for the Long Term

o    Non-obsolescent products / services

o    Dominant or growing market share in a growing market

o    Global presence and brand names

We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses.

K Other Investment Strategies

Each Fund's investment objectives are described in its respective Overview. The Funds' investment objectives are not fundamental policies and may be changed by the Board of Directors without a vote of shareholders. A Fund's prospectus would be amended before any change in investment objective, and shareholders would be promptly notified of the change.

Each Fund's principal investment strategies and main risks are also described in its Overview. The Funds are not limited to investing in the securities and using the principal investment strategies described in the Overviews. Under normal circumstances, each Fund may also purchase other kinds of securities; engage in active trading (which would increase portfolio turnover and commission expenses and may increase taxable distributions); or employ other investment strategies that are not principal


                      PROSPECTUS o DAVIS SERIES, INC. o 51
investment strategies, if, in Davis Advisors' professional judgment, the securities or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether (i) they may assist a Fund in pursuing its investment objective; (ii) they are consistent with a Fund's investment strategy; (iii) they will cause a Fund to violate any of its investment restrictions; and (iv) they will materially change a Fund's risk profile as described in this prospectus and the Funds' Statement of Additional Information, as amended from time to time. The Statement of Additional Information discusses these securities and investment strategies.

Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, and Davis Appreciation & Income Fund may invest in companies located or doing business in foreign countries. Foreign countries involve risks that may cause a Fund's performance to be more volatile than it would be if we invested solely in domestic companies. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation. The securities may be denominated in foreign currencies, which "float" in value against the U.S. dollar. When foreign currencies lose value against the U.S. dollar, the value of the Fund's investments denominated in foreign currencies will lose value when they are converted to U.S. dollars.

Each Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. A Fund may also use short-term investments for temporary defensive purposes. In the event that our portfolio managers anticipate a decline in the market values of the companies in which a Fund invests (due to economic, political or other factors), we may reduce a Fund's risk by investing in short-term securities until market conditions improve. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.

For more details concerning current investments and market outlook, please see the Funds' most recent annual or semi-annual report.


                      PROSPECTUS o DAVIS SERIES, INC. o 52

ONCE YOU INVEST
IN DAVIS FUNDS
--------------------------------------------------------------------------------

This section describes how your investment is valued, how you earn money on your investment and how the government may tax these earnings.

K How Your Shares Are Valued

Once you open your Davis Funds account, you may buy or sell shares on any business day. The price of your shares in a Davis Fund is based upon the total value of the Fund's investments. Your account balance may change daily because the share price may change daily.

The value of one share of a Davis Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier.

The business sections of many, but not all, major newspapers publish Davis Funds' net asset values. If you have access to the Internet, you can also check the net asset value on our website (www.davisfunds.com).

Valuation of Portfolio Securities

Securities are valued primarily on the basis of market quotations. However, Davis Funds have adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value, or sold at the net asset value next determined after Davis Funds' transfer agent receives and accepts your request. A contingent deferred sales charge may apply at the time you sell.

If any of a Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur after the time that their prices are determined and the Fund's shares are priced may not be reflected in the Fund's share price. Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the value of some of the Fund's foreign investments might


                      PROSPECTUS o DAVIS SERIES, INC. o 53
change significantly on those days when investors cannot buy or redeem shares. Davis Funds have adopted procedures designed to identify and react to significant events in foreign markets that would have a material effect on a Fund's net asset value. Notwithstanding, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund's shares even if there has not been any change in the foreign currency price of that Fund's investments.

Davis Government Money Market Fund typically values all of its securities at amortized cost. Normally, the share price of Davis Government Money Market Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that the Fund's Board of Directors believes will cause a material deviation between the amortized cost of the Fund's debt securities and the market value of those securities, the Board will consider taking temporary action to maintain a fixed price or to prevent material dilution or other unfavorable consequences to Fund shareholders. This temporary action could include withholding dividends, paying dividends out of surplus, realizing gains or losses, or using market valuation to calculate net asset value rather than amortized cost.


                      PROSPECTUS o DAVIS SERIES, INC. o 54

K How We Pay Earnings

There are two ways you can receive payments from the Davis Fund you invest in:

o Dividends. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o Capital gains. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.

If you would like information about when a particular Davis Fund pays dividends and distributes capital gains, please call 1-800-279-0279. Unless you choose otherwise, the Davis Funds will automatically reinvest your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party or sent to an address other than your address of record.

We also offer a Dividend Diversification Program, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on IRS Form W-9 that your Taxpayer Identification Number is correct and you are not subject to backup withholding. If you are subject to backup withholding, or you did not certify your Taxpayer Identification Number, the IRS requires the Davis Funds to withhold a percentage of any dividends paid and redemption or exchange proceeds received.

--------------------------------------------------------------------------------
               How to Put Your Dividends and Capital Gains to Work

You can have all of your dividends and capital gains automatically invested in the same Fund or the same share class of any other Davis Fund. To be eligible for this Dividend Diversification Program, all accounts involved must be registered under the same
--------------------------------------------------------------------------------
name and same class of shares and have a minimum initial value of $1,000. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with ten days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. If you wish to establish this program after your account has been opened, call for more information.


                      PROSPECTUS o DAVIS SERIES, INC. o 56

K Federal Income Taxes

Taxes on Distributions

Distributions you receive from the fund may be subject to federal income tax and may also be subject to state or local taxes unless you are exempt from taxation.

For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from a fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

Davis Funds will send you a statement each year showing the tax status of all your distributions.

Taxes on Transactions

Your redemptions, including exchanges between different Davis Funds, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

More information concerning federal taxes is available in the Statement of Additional Information. We recommend that you consult with a tax advisor about dividends and capital gains that may be received from the Davis Funds.

K Fees and Expenses of the Funds

Each Fund must pay operating fees and expenses.

Management Fee

The management fee covers the normal expenses of managing the Fund, including compensation, research costs, corporate overhead expenses and related expenses. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for core investment advisory services.


                      PROSPECTUS o DAVIS SERIES, INC. o 57

Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

12b-1 Fees

The Davis Funds have Plans of Distribution or "12b-1 Plans" under which the Funds may finance activities to sell shares. The 12b-1 Plans provide for annual distribution expenses of up to 0.25% of the average daily net asset value of the Class A shares; and up to the lesser of 1.25% of the average daily net asset value of the Class B or C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, which is 1.00% at present.

For all share classes, up to 0.25% of distribution expenses may be used to pay service fees to qualified dealers providing certain shareholder services. Because distribution expenses are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges. Thus, the higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

Other Expenses

Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit and custodial fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences, and payments to third parties that provide recordkeeping services or administrative services for investors in the Fund.

Total Fund Operating Expenses

The total cost of running a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly; instead, operating costs are taken out before the Fund's NAV is calculated and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that Class of shares. Investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category.

Other Compensation Paid to Dealers and Other Financial Intermediaries


                      PROSPECTUS o DAVIS SERIES, INC. o 58

The Distributor for the Davis Funds, Davis Distributors, LLC (the "Distributor"), and Davis Advisors make substantial payments from their own resources, which include the management fees received from the Davis Funds and other clients, to compensate financial intermediaries, broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of the Davis Fund's shares. These expenses are paid by the Distributor and not by the Funds.The Statement of Additional Information provides more information concerning these payments. Investors should consult their financial intermediary regarding the details of the payments they may receive in connection with the sale of Davis Fund shares.


                      PROSPECTUS o DAVIS SERIES, INC. o 59

HOW TO
CHOOSE A SHARE CLASS
--------------------------------------------------------------------------------

Before you can buy shares in any Davis Fund, you need to decide which class of shares best suits your needs. Davis Funds offers four classes of shares: A, B, C and Y. Each class is subject to different expenses and sales charges. Class Y shares are offered through a separate prospectus. Class Y shares are generally available only to qualified institutional investors. Davis New York Venture Fund also offers Class R shares, which are generally available only to qualified retirement plans, through a separate prospectus.

The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class.

You may choose to buy one class of shares rather than another depending on the amount of the purchase and the expected length of time of investment. Long-term shareholders of Class B or C shares may pay more than the maximum front-end sales charge allowed by the National Association of Securities Dealers.

K Class A Shares

Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than the other two share classes:

o For any investment below $100,000, you buy Class A shares at their net asset value per share plus a sales charge, which is 4.75% of the offering price (see chart following). The term "offering price" includes the front-end sales charge.

o    There is no limit to how much you can invest in this share class.

o Davis Funds (other than Davis Government Money Market Fund) pay a distribution fee--up to 0.25% of the average daily net assets--each year you hold the shares. This fee is lower than the fee you pay for the other


                      PROSPECTUS o DAVIS SERIES, INC. o 60
     two classes of shares. Lower expenses of Class A shares translate into higher annual return on net asset value than Class B or C shares.

Class A Shares Sales Charges
for all Davis Funds except Davis Government Money Market Fund

--------------------------------------------------------------------------------
                                                                 Amount of Sales
                                                Sales Charge     Charge Retained
                             Sales Charge       approximate         by Dealer
       Amount of             percentage of   percentage of net    percentage of
       Purchase             offering price    amount invested     offering price
--------------------------------------------------------------------------------
Under $100,000                   4.75%             5.00%              4.00%
--------------------------------------------------------------------------------
$100,000 - $250,000              3.50%             3.60%              3.00%
--------------------------------------------------------------------------------
$250,000 - $500,000              2.50%             2.60%              2.00%
--------------------------------------------------------------------------------
$500,000 - $750,000              2.00%             2.04%              1.75%
--------------------------------------------------------------------------------
$750,000 - $1 million            1.00%             1.01%              0.75%
--------------------------------------------------------------------------------
$1 million or more*              None              None               None
--------------------------------------------------------------------------------

* You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares (in any Davis Fund other than Davis Government Money Market Fund) within the first year, a deferred sales charge of 0.75% may be deducted from the redemption proceeds.

The Distributor may pay the dealer of record commissions (on Davis Funds other than Davis Government Money Market Fund) on purchases at the annual rate described in the table below. Commissions may be paid on either: (i) Class A purchases of $1 million or more or (ii) Class A purchases (net of redemptions) in retirement plans which qualify for sales at net asset value. The commission will be paid only on purchases that were not previously subject to a front-end sales charge or dealer concession.

                        ---------------------------------
                           Purchase Amount     Commission
                        ---------------------------------
                        First $3 million          0.75%
                        ---------------------------------
                        Next $2 million           0.50%
                        ---------------------------------
                        More than $5 million      0.25%
                        ---------------------------------

The Fund may reimburse the Distributor for these payments through its Plans of Distribution. If distribution fee limits already have been reached for the year, the Distributor itself will pay the commissions.


                      PROSPECTUS o DAVIS SERIES, INC. o 61

Reduction of Class A Shares Initial Sales Charge

As the chart above shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge. To receive a reduction in your Class A initial sales charge, you must let your dealer or Davis Funds know at the time you purchase shares that you qualify for such a reduction. If you do not let your dealer or Davis Funds know you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

You Can Combine Purchases of Class A Shares

o With other family members. To receive a reduced Class A sales charge, investments made by you and your immediate family (yourself, your spouse, and any children under the age of 21) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

     a) trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, then the trust account may only be aggregated with accounts of the primary beneficiary of the trust;

     b)   solely controlled business accounts; or

     c)   single-participant retirement plans.

o Through employee benefit plans. If you buy shares through trust or fiduciary accounts and Individual Retirement Accounts (IRAs) of a single employer, the purchases will be treated as a single purchase.

o Under a Statement of Intention. If you enter a Statement of Intention and agree to buy Class A shares of $100,000 or more over a thirteen-month period, all of the shares you buy during that period will be counted as a single purchase, with the exception of purchases into Davis Government Money Market Fund. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. Under a Statement of Intention, you agree to permit our service provider, State Street Bank and Trust, to hold fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered thirteen-month period.

o Under Rights of Accumulation. If you notify your dealer or our Distributor, you can include the Class A, B and C shares you already own when calculating the price for your current purchase.


                      PROSPECTUS o DAVIS SERIES, INC. o 62

For more information about how to reduce Class A shares initial sales charge, please visit Davis Funds' website at www.davisfunds.com, consult your broker, or financial intermediary, or refer to the Fund's Statement of Additional Information which is available through your financial intermediary or from the Fund by calling shareholder services at 1-800-279-0279.

Class A Shares Front-End Sales Charge Waivers

We do not impose a sales charge on purchases of Class A shares for:

o    Investments in Davis Government Money Market Fund.

o Shareholders making purchases with dividends or capital gains that are automatically reinvested.

o Directors, officers and employees of any Davis Fund, the investment adviser of any Davis Fund or its affiliates, and their immediate families.

o Employees and people affiliated with broker-dealer firms offering shares in any Davis Fund.

o Financial institutions acting as fiduciaries making single purchases of $250,000 or more.

o Employee benefit plans making purchases through a single account covering at least fifty participants.

o Wrap accounts offered by securities firms, fee-based investment advisers or financial planners.

o    State and local governments.

o Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with the Davis Funds and which charge fees based on assets in the account.

K Class B shares

Class B shares may be best for you if you are willing to pay a higher distribution fee than Class A shares for eight years in order to avoid paying a front-end sales charge:

o    You buy the shares at net asset value (no initial sales charge).

o    You can invest up to $100,000 in Class B shares.

o If you sell Class B shares in any of the Davis Funds (other than Davis Government Money Market Fund) within six years of purchase, you must


                      PROSPECTUS o DAVIS SERIES, INC. o 63

o pay a deferred sales charge. This charge decreases over time as you own the shares (see chart following). At redemption, the deferred sales charge for each purchase will be calculated from the date of purchase, excluding any time the shares were held in a money market fund.

o After you hold Class B shares for eight years, they are converted automatically into Class A shares without incurring a front-end sales charge. Investors in Class A shares pay a lower distribution fee.

o Investors in Class B shares (other than Davis Government Money Market Fund) pay a distribution fee of one percent of the average daily net asset value each year they hold the shares. Higher expenses translate into lower annual return on net asset value.

Note: Investors who buy Class B shares of Davis Government Money Market Fund will not pay deferred sales charges unless the money market fund shares were received in exchange for shares of other Davis Funds (see "Exchanging Shares").

Class B Shares Deferred Sales Charges
for all Davis Funds except Davis Government Money Market Fund

--------------------------------------------------------------------------------
Sales Made After Purchase                        Amount of Deferred Sales Charge
--------------------------------------------------------------------------------
Year 1                                                        4%
--------------------------------------------------------------------------------
Years 2-3                                                     3%
--------------------------------------------------------------------------------
Years 4-5                                                     2%
--------------------------------------------------------------------------------
Year 6                                                        1%
--------------------------------------------------------------------------------
Years 7-8                                                     None
--------------------------------------------------------------------------------

K Class C Shares

Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares in order to avoid paying a front-end sales charge:

o    You buy the shares at net asset value (no initial sales charge).

o    You cannot invest more than $1 million in Class C shares.

o If you sell Class C shares in any of the Davis Funds (other than Davis Government Money Market Fund) within one year of purchase, you must pay a deferred sales charge of one percent. At redemption, the deferred


                      PROSPECTUS o DAVIS SERIES, INC. o 64
     sales charge for each purchase will be calculated from the date of purchase, excluding any time the shares were held in a money market fund.

o Investors in Class C shares (other than Davis Government Money Market Fund) pay a distribution fee of one percent of the average daily net asset value each year they hold the shares. Higher expenses translate into lower annual return on net asset value.

K Deferred Sales Charge

If you purchase shares subject to a contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds unless you are eligible for one of the waivers described below. At redemption, the deferred sales charge will be calculated from the first day of the month after initial purchase, excluding any time that shares were held in a money market fund. You will pay a deferred sales charge in the following cases:

o As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.

o As a Class B shareholder, if you sell shares within six years of purchase. The percentage decreases over the six-year period.

o    As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we first will sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gains distributions. To determine whether the deferred sales charge applies to a redemption, we redeem shares in the following order:

o Shares in your account represented by an increase in NAV over the initial purchase price (appreciation).

o Shares acquired by reinvestment of dividends and capital gain distributions.

o    Shares that are no longer subject to the deferred sales charge.


                      PROSPECTUS o DAVIS SERIES, INC. o 65

o Shares held the longest, but which are still subject to the deferred sales charge.

Note: Investors who buy Class C shares of Davis Government Money Market Fund will not pay deferred sales charges unless the money market fund shares were received in exchange for shares of other Davis Funds (see "Exchanging Shares").

Deferred Sales Charge Waivers

We will waive deferred sales charges on sales of Class A, B and C shares of any Davis Fund if:

o You sell Class A shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more) and the shares were held for more than a year.

o You die and are the sole owner of the account. Otherwise, shares can be redeemed without a contingent deferred sales charge following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security administration.

o You sell shares under a qualified retirement plan or IRA that constitutes a tax-free return of excess contributions to avoid a penalty.

o Your Fund redeems the remaining shares in your account under an Involuntary Redemption.

o You qualify for an exception related to defined contribution plans. These exceptions are described in the Statement of Additional Information.

o You are a director, officer or employee of Davis Advisors or one of its affiliates (or a family member of a director, officer or employee).

o You sell shares under the Automatic Withdrawal Plan if the aggregate value of the redeemed shares does not exceed twelve percent of the account's value.*

If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.


                      PROSPECTUS o DAVIS SERIES, INC. o 66

* An Automatic Withdrawal Plan may be established as either a percentage or a fixed-dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed-dollar amount, a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Automatic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a twelve-month period, regardless of whether such redemptions are pursuant to an Automatic Withdrawal Plan.

--------------------------------------------------------------------------------

If you have any additional questions about choosing a share class, please call us toll free at 1-800-279-0279 during business hours, 9 a.m. to 6 p.m. Eastern Time. If you still are not sure about which class is best for you, contact your financial adviser.

--------------------------------------------------------------------------------


                      PROSPECTUS o DAVIS SERIES, INC. o 67

HOW TO
OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open an account if you initially invest at least $1,000.

--------------------------------------------------------------------------------

                       Three Ways You Can Open an Account

(1) By mail. Fill out the Application Form and mail it to our service provider, State Street Bank and Trust. You must sign the Application Form. Include a check made payable to Davis Funds or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. Davis Funds will not accept third-party checks, starter checks, traveler's checks or money orders.

(2) By dealer. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our Distributor. Please note that your dealer may charge a service fee or commission for these transactions.

(3) By wire. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call the Distributor and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

                    State Street Bank and Trust Company
                    Boston, MA 02210
                    Attn: Mutual Fund Services
                    [Name of Davis Fund that you are buying]
                    Shareholder Name
                    Shareholder Account Number
                    Federal Routing Number 011000028
                    DDA Number 9904-606-2

--------------------------------------------------------------------------------


                      PROSPECTUS o DAVIS SERIES, INC. o 68

K Anti-Money Laundering Compliance

Davis Funds and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Distributor may request additional information from you to verify your identity and source of funds. If you do not provide the information, the Davis Funds may not be able to open your account. If at any time the Funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, they may choose not to establish a new account or may be required to "freeze" a shareholder's account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or the Distributor to inform the shareholder that it has taken the actions described above.

K Retirement Plan Accounts

You can invest in Davis Funds using any of these types of retirement plan accounts:

o    Deductible IRAs

o    Non-deductible IRAs

o    Roth IRAs

o    Coverdell Education Savings Accounts

o    Simple IRAs

o    Simplified Employee Pension (SEP) IRAs

o    403(b) Plans

State Street Bank and Trust acts as custodian (service provider) for the retirement plans and charges the participant a $15 maintenance fee each year regardless of the number of plans established per Social Security Number. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. This maintenance fee is automatically deducted from each account unless you elect to pay the fee directly. There is also a $15 fee for closing retirement plan accounts. To open a retirement plan account, you must fill out a special application form. You can request this form by calling the Distributor.


                      PROSPECTUS o DAVIS SERIES, INC. o 69

HOW TO
BUY, SELL AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Once you have established an account with Davis Funds, you can add to or withdraw from your investment. This prospectus describes the types of transactions you can perform as a Davis Funds shareholder including how to initiate these transactions and the charges that you may incur (if any) when buying, selling or exchanging shares. A transaction will not be executed until all required documents have been received in good order.These procedures and charges may change over time and the prospectus in effect at the time a transaction is initiated will determine the procedures and charges which will apply to the transaction.

Right to Restrict or Reject any Purchase or Exchange Order

Purchases and exchanges should be made for investment purposes only. The Fund and the Distributor reserve the right to reject or restrict any purchase or exchange order for any reason. The Funds are not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases or exchanges that are part of activity that the Funds or Distributor have determined may involve actual or potential harm to a Fund may be rejected.

--------------------------------------------------------------------------------

                   Three Ways to Buy, Sell and Exchange Shares

(1) By telephone. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Time) or use our automated telephone system at any time, day or night.

(2) By mail. Send the request to our service provider, State Street Bank and Trust Company.

                    Regular mail:

                    State Street Bank and Trust Company
                    c/o Davis Funds
                    P.O. Box 8406, Boston, MA 02266-8406

                    Express shipping:

                    State Street Bank and Trust Company
                    c/o Davis Funds
                    66 Brooks Drive, Braintree, MA 02184

--------------------------------------------------------------------------------

(3) By dealer. Contact a dealer who then will make the transaction through our Distributor. Please note that your dealer may charge a service fee or commission for these transactions.

The Davis Funds do not issue certificates for any class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Davis Funds by State Street Bank and Trust. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, and automatic exchanges and withdrawals will be confirmed at least quarterly. Davis Government Money Market Fund sends out statements once a month, not every time you purchase or sell shares.

K When Your Transactions Are Processed

The per-share price for purchases or sales made through our Distributor will be processed on the same day if the order is received before 4 p.m. Eastern Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o    Receive your order before 4 p.m. Eastern Time.

o    Promptly transmit the order to State Street Bank and Trust.

K Buying More Shares

You may buy more shares at any time, by mail or through a dealer. The minimum purchase amount is $25.

When you purchase shares by mail, send a check made payable to Davis Funds for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund, the class of shares you wish to buy and your account number.


                      PROSPECTUS o DAVIS SERIES, INC. o 71

When you buy shares through a dealer, you may be charged a service fee or commission for these transactions.


                      PROSPECTUS o DAVIS SERIES, INC. o 72

Making Automatic Investments

An easy way to increase your investment in any Davis Fund is to sign up for the Automatic Investment Plan. Under this plan, you arrange for a set amount of money to be taken from your bank account and invested in Fund shares. The minimum amount you can invest under the plan each month is $25. The account minimum of $1,000 will be waived if you meet the minimum requirement within a year.

Purchases can be processed electronically on any day of the month between the 5th and 28th if the institution that services your bank account is a member of the Automated Clearing House system. The debit should show up on your next bank statement.

To sign up for the Automatic Investment Plan, fill out the appropriate section of the Application Form. If you wish to establish this plan after your account has been opened, you must submit a letter of instruction signed by the account owner(s). You can stop automatic investments at any time by calling the Distributor.

You can also use our Dividend Diversification Program to buy more shares in any Davis Fund. See "Once You Invest in Davis Funds."

Note: The Automated Clearing House system is used by most banks for electronic transfers of money into and out of your bank account and is regulated by the Federal Reserve.

K Selling Shares

You may sell back all or part of your shares in any Davis Fund in which you invest (known as a redemption) on any business day at net asset value minus any sales charges that may be due. You can sell the shares by telephone, by internet, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or the dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" below).


                      PROSPECTUS o DAVIS SERIES, INC. o 73

When you sell shares through a dealer, you may be charged a service fee or commission for these transactions.

Redemption proceeds are usually paid to you by check within seven days after State Street Bank and Trust receives your proper sale request. You may redeem shares on any business day. Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust to be reasonably sure that all checks or drafts (including certified or cashier's checks) for shares purchased have cleared, normally not exceeding fifteen calendar days.

Check Writing Privilege for Davis Government Money Market Fund

o You can request the ability to use your Davis Government Money Market Fund account as a checking account if you hold Class A shares and are not investing through a retirement plan or an IRA. Davis Government Money Market Fund investors with check writing privileges can write checks:

(i) for $250 or more from their accounts;

(ii) so long as the account balance is at least $500 after the check has been paid. If a check is presented for payment which would bring the account balance to less than $500, the check will be rejected and a $20 service fee will be debited from the account and check writing privileges may be suspended; and

(iii) subject to the rules prescribed by State Street Bank and Trust. The Funds and State Street Bank and Trust reserve the right to modify these rules at any time.

Writing a check is a way of selling shares and directing the proceeds to a third party. When a Davis Government Money Market Fund check is presented to State Street Bank and Trust for payment, the bank will redeem a sufficient number of shares in your account to cover the amount of the check. If you have had recent activity in your Davis Government Money Market Fund account, funds may not be available to cover your checks. For example: (1) If you have redeemed or exchanged funds out of your Davis Government Money Market Fund account, there may not be sufficient funds remaining to cover your check; (2) If you have recently purchased shares in your Davis Government Money Market Fund account, the funds may still be within the fifteen-day uncollected status; or (3) If funds were exchanged into your Davis Government Money Market Fund


                      PROSPECTUS o DAVIS SERIES, INC. o 74
account from another Davis Fund, those funds may still be within the fifteen-day uncollected status.

To qualify for Check Writing Privileges, fill out the appropriate section in your Application Form.

If you write a check on your Davis Government Money Market Fund account and you do not have sufficient shares in your account to cover the check, or if your check is presented for payment before your purchase check has cleared, your account will be assessed an insufficient funds fee of $20.00. You can find more information about check writing privileges in the Statement of Additional Information. Davis Funds and State Street Bank and Trust reserve the right to modify or terminate the check writing service at any time.

What You Need to Know Before You Sell Your Shares

o You will always receive cash for sales that total less than $250,000 or one percent of a Fund's net asset value during any ninety-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last thirty days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o In the past, the Davis Funds issued certificates. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

o    A sale may produce a gain or loss. Gains may be subject to tax.

o The Securities and Exchange Commission may suspend redemption of shares under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.


                      PROSPECTUS o DAVIS SERIES, INC. o 75

Medallion Signature Guarantee. To protect you and the Davis Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is
(are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of a United States stock exchange participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted.

Stock Power. This is a letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.

--------------------------------------------------------------------------------

When you make a sale or withdrawal, a deferred sales charge may be imposed if:

o You buy $1 million or more of Class A shares and sell them within a year of purchase.

o    You sell Class B shares within six years of purchase.

o    You sell Class C shares within one year of purchase.

--------------------------------------------------------------------------------

If You Decide to Buy Back Shares You Sold

If you sold Class A or Class B shares (other Classes of shares are not entitled to this privilege) and decide to repurchase some or all shares within sixty days of sale, you may notify us in writing of your intent to exercise the Subsequent Repurchase Privilege. This privilege can only be exercised once. With this privilege you may purchase Class A shares at current net asset value without a sales charge. If you redeemed Class B shares and paid a contingent deferred sales charge on redemption, it will not be refunded or returned to your account. You may purchase Class A shares in an amount up to, but not exceeding, the dollar amount of Class A or Class B shares which you previously redeemed. To exercise this privilege, you must send a letter to our service provider, State Street Bank and Trust, along with a check for the repurchased shares.


                      PROSPECTUS o DAVIS SERIES, INC. o 76

K Small Accounts

Small Account Fees

A $10 annual fee will be charged on all accounts that fall below $500 as a result of a redemption or exchange, including accounts that are in the process of escheatment. The fee will not be charged on new accounts in which the account holder has one year to establish the minimum initial investment. The fee will be collected from your account in September of each year.

Involuntary Redemption

If your account balance falls below $250 in any Fund as a result of a redemption or exchange, or if your account has not met the $1,000 minimum investment requirement, we may sell your remaining shares in the Fund at net asset value. We first will notify you by mail, giving you at least sixty days' notice that an Involuntary Redemption may take place. If you increase your account balance to above $250 during the notice period, the Involuntary Redemption will be canceled but you will continue to be charged the $10 annual fee on your account unless you increase your account balance to $500.

Making Automatic Withdrawals

If your fund/account balance is more than $10,000, you can sell a set dollar or percentage amount each month or quarter (for retirement accounts or IRAs, withdrawals may be established on an annual basis). Because withdrawals are sales, they may produce a gain or loss. If you purchase additional shares at the same time that you make a withdrawal, you may have to pay taxes and a sales load. When you participate in this plan, known as the Automatic Withdrawal Plan, shares are sold so that you will receive payment by one of three methods:

o You may receive funds at the address of record provided that this address has been unchanged for a period of not less than thirty days. These funds are sent by check between the 5th and 28th days of the month.

o You may also choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the 5th and the 28th days of the month. You must complete the appropriate section of the Application Form. If you wish to execute an Automatic Withdrawal Plan by ACH after your account has


                      PROSPECTUS o DAVIS SERIES, INC. o 77
     been established, you must submit a letter of instruction with a medallion signature guarantee.

o You may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. If you wish to designate a third-party payee after your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

You may stop automatic withdrawals at any time without charge or penalty by calling the Distributor or by notifying the service agent in writing.

Wiring Sale Proceeds to Your Bank Account

You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service (State Street Bank and Trust charges $50 for wiring money internationally), and receiving banks may also charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the Banking Instructions section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

K Exchanging Shares

You can sell shares of any Davis Fund to buy shares in the same class of any other Davis Fund without having to pay a sales charge. This is known as an exchange. You can only exchange shares from your account within the same class and under the same registration. You can exchange shares by telephone, by internet, by mail or through a dealer. The initial exchange must be for at least $1,000 for a non-retirement account (unless you are participating in the Automatic Exchange Program). Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern Time.


                      PROSPECTUS o DAVIS SERIES, INC. o 78

Shares in different Davis Funds may be exchanged at relative net asset value. However, if any Davis Fund shares being exchanged are subject to a deferred sales charge, Statement of Intention or other limitation, the limitation will continue to apply to the shares received in the exchange. When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that you own Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that you are invested in shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. In the past, the Davis Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to State Street Bank and Trust accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see the section, "What You Need to Know Before You Sell Your Shares," for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for each transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Davis Fund. For federal income tax purposes, exchanges between Davis Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges between Davis Funds are allowed during a twelve month period. You may make an unlimited number of exchanges out of Davis Government Money Market Fund. Automatic exchanges are excluded from this provision. The Distributor must approve in writing any exchanges above the limit.

Market Timing

The Davis Funds are not designed for professional market timing organizations or other organizations or individuals engaged in market timing strategies, programmed exchanges, frequent exchanges or


                      PROSPECTUS o DAVIS SERIES, INC. o 79
exchanges that are large in relation to the total assets of the Fund. Market timing strategies are disruptive to the Funds. If a Davis Fund determines that your exchange patterns reflect a market timing strategy, the Davis Funds reserve the right to take any action permitted under applicable rules and standards, including but not limited to: (i) refusing to accept your orders to purchase Fund shares, and/or (ii) restricting the availability of exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services.

--------------------------------------------------------------------------------

               You can make exchanges among any of the Davis Funds
                     without paying additional sales charges

     Equity Funds

     o    Davis New York Venture Fund

     o    Davis Opportunity Fund

     o    Davis Financial Fund

     Growth & Income Funds

     o    Davis Real Estate Fund

     o    Davis Appreciation & Income Fund

     Government Bond Fund

     o    Davis Government Bond Fund

     Government Money Market Fund

     o    Davis Government Money Market Fund

For more information about any of the other Davis Funds, including risks, charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

--------------------------------------------------------------------------------

Making Automatic Exchanges

You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $1,000. You must exchange at least $25 to participate in this program, known as the Automatic Exchange Program. To sign up for this program, fill out the appropriate section of the Application Form. If your account has already been established, you may contact our customer service department to set up this program.


                      PROSPECTUS o DAVIS SERIES, INC. o 80

K Telephone Transactions

A benefit of investing through Davis Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call the Distributor, you can perform a transaction with Davis Funds in one of two ways:

o Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Time).

o If you have a TouchTone(TM) telephone, you can use Davis Funds' automated telephone system, known as Davis Direct Access, 24 hours a day, seven days a week.

If you wish to sell shares by telephone and receive a check in the mail:

o    The maximum amount that can be issued is $100,000.

o    The check can be issued only to the registered account owner.

o    The check must be sent to the address on file with the Distributor.

o    Your current address must be on file for at least thirty days.

When you buy, sell or exchange shares over the telephone, you agree that the Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by telephone.

K Internet Transactions

You can use our website--www.davisfunds.com--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online. You may also request confirmation statements and tax summary information to be mailed to the address on file. Please review our website for more complete information.


                      PROSPECTUS o DAVIS SERIES, INC. o 81

If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the Fund(s) in which you are invested, your account number and your Social Security Number. Davis Funds provides written confirmation of your initial access and any time you buy, sell or exchange shares. You must also establish a unique and confidential Personal Identification Number (PIN). This PIN is required each time you access your Davis account online.

When you buy, sell or exchange shares over the Internet, you agree that the Davis Funds are not liable for following instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Funds may be liable for any loss from unauthorized instructions.

You can use Davis Direct Access to:

o    Get the price, total return and fund description for any Davis Fund.

o    Check your account balance and other account information.

o    Buy, sell and exchange shares.*

o    Get the mailing address and wire instructions for any Davis Fund.

*    Retirement Accounts may be subject to restrictions.


                      PROSPECTUS o DAVIS SERIES, INC. o 82

OTHER
INFORMATION
--------------------------------------------------------------------------------

K Dividends and Distributions

o The Davis Equity Funds (i.e. Davis New York Venture Fund, Davis Opportunity Fund, and Davis Financial Fund) ordinarily distribute their dividends and capital gains, if any, in December.

o The Davis Growth & Income Funds (i.e. Davis Real Estate Fund and Davis Appreciation & Income Fund) ordinarily distribute dividends and quarterly and capital gains, if any, in December.

o Davis Government Bond Fund and Davis Government Money Market Fund ordinarily distribute dividends monthly. Davis Government Bond Fund ordinarily distributes capital gains, if any, in December. Davis Government Money Market Fund does not ordinarily distribute capital gains.

o When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. Davis Government Bond Fund's and Davis Government Money Market Fund's net asset values are not affected by dividend payments.

You may elect to reinvest dividend and/or capital gain distributions to purchase additional shares of any Davis Fund, or you may elect to receive them in cash. Many shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

K Financial Highlights

These tables are designed to show you the financial performance of each of the Funds in this prospectus for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.


                      PROSPECTUS o DAVIS SERIES, INC. o 83

This information has been audited by KPMG LLP. KPMG LLP's report, along with each Fund's financial statements, is included in the annual report, which is available upon request.


                      PROSPECTUS o DAVIS SERIES, INC. o 84

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                                      Year ended December 31,
                                                      ------------------------------------------------------
                                                        2003        2002        2001      2000(3)    1999(3)
                                                      --------    --------    --------    -------    -------
Net Asset Value, Beginning of Period...............   $  14.53    $  16.81    $  18.60    $ 22.17    $ 21.96
                                                      --------    --------    --------    -------    -------

Income (Loss) From Investment Operations
   Net Investment Loss.............................      (0.07)      (0.07)      (0.07)     (0.11)     (0.10)
   Net Realized and Unrealized Gains (Losses)......       6.01       (2.21)      (1.44)      2.22       5.96
                                                      --------    --------    --------    -------    -------
      Total From Investment Operations.............       5.94       (2.28)      (1.51)      2.11       5.86
                                                      --------    --------    --------    -------    -------

Dividends and Distributions
   Distributions from Realized Gains...............         --          --       (0.27)     (5.68)     (5.65)
   Distributions in Excess of Net Realized Gains...         --          --       (0.01)        --         --
                                                      --------    --------    --------    -------    -------
      Total Dividends and Distributions............         --          --       (0.28)     (5.68)     (5.65)
                                                      --------    --------    --------    -------    -------
Net Asset Value, End of Period.....................   $  20.47    $  14.53    $  16.81    $ 18.60    $ 22.17
                                                      ========    ========    ========    =======    =======

Total Return(1)....................................      40.88%     (13.56)%     (8.06)%    11.49%     31.45%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).........   $204,015    $111,685    $101,057    $83,607    $67,871
   Ratio of Expenses to Average Net Assets.........       1.30%       1.31%       1.23%      1.19%      1.29%
   Ratio of Net Investment Loss to
      Average Net Assets...........................      (0.47)%     (0.49)%     (0.50)%    (0.59)%    (0.50)%
   Portfolio Turnover Rate(2)......................      42.34%      42.74%      40.96%     60.06%    100.30%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) In 1999 and 2000 the Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.


                      PROSPECTUS o DAVIS SERIES, INC. o 85

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                                    Year ended December 31,
                                                      ---------------------------------------------------
                                                        2003       2002       2001     2000(3)    1999(3)
                                                      -------    -------    -------    -------    -------
Net Asset Value, Beginning of Period...............   $ 13.07    $ 15.24    $ 17.05    $ 20.95    $ 21.18
                                                      -------    -------    -------    -------    -------

Income (Loss) From Investment Operations
   Net Investment Loss.............................     (0.19)     (0.17)     (0.18)     (0.23)     (0.26)
   Net Realized and Unrealized Gains (Losses)......      5.40      (2.00)     (1.35)      2.01       5.68
                                                      -------    -------    -------    -------    -------
      Total From Investment Operations.............      5.21      (2.17)     (1.53)      1.78       5.42
                                                      -------    -------    -------    -------    -------

Dividends and Distributions
   Distributions from Realized Gains...............        --         --      (0.27)     (5.68)     (5.65)
   Distributions in Excess of Net Realized Gains...        --         --      (0.01)        --         --
                                                      -------    -------    -------    -------    -------
      Total Dividends and Distributions............        --         --      (0.28)     (5.68)     (5.65)
                                                      -------    -------    -------    -------    -------
Net Asset Value, End of Period.....................   $ 18.28    $ 13.07    $ 15.24    $ 17.05    $ 20.95
                                                      =======    =======    =======    =======    =======

Total Return(1)....................................     39.86%    (14.24)%    (8.92)%    10.57%     30.42%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).........   $96,854    $68,895    $69,903    $66,271    $52,234
   Ratio of Expenses to Average Net Assets.........      2.06%      2.09%      2.06%      2.08%      2.16%
   Ratio of Net Investment Loss to Average
      Net Assets...................................     (1.23)%    (1.27)%    (1.33)%    (1.48)%    (1.37)%
   Portfolio Turnover Rate(2)......................     42.34%     42.74%     40.96%     60.06%    100.30%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) In 1999 and 2000 the Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.


                      PROSPECTUS o DAVIS SERIES, INC. o 86

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                    Year ended December 31,
                                                      ---------------------------------------------------
                                                        2003       2002       2001     2000(3)    1999(3)
                                                      -------    -------    -------    -------    -------
Net Asset Value, Beginning of Period...............   $ 13.62    $ 15.89    $ 17.76    $ 21.62    $ 21.71
                                                      -------    -------    -------    -------    -------

Income (Loss) From Investment Operations
   Net Investment Loss.............................     (0.17)     (0.16)     (0.13)     (0.17)     (0.22)
   Net Realized and Unrealized Gains (Losses)......      5.60      (2.11)     (1.46)      1.99       5.78
                                                      -------    -------    -------    -------    -------
      Total From Investment Operations.............      5.43      (2.27)     (1.59)      1.82       5.56
                                                      -------    -------    -------    -------    -------

Dividends and Distributions
   Distributions from Realized Gains...............        --         --      (0.27)     (5.68)     (5.65)
   Distributions in Excess of Net Realized Gains...        --         --      (0.01)        --         --
                                                      -------    -------    -------    -------    -------
      Total Dividends and Distributions............        --         --      (0.28)     (5.68)     (5.65)
                                                      -------    -------    -------    -------    -------
Net Asset Value, End of Period.....................   $ 19.05    $ 13.62    $ 15.89    $ 17.76    $ 21.62
                                                      =======    =======    =======    =======    =======

Total Return(1)....................................     39.87%    (14.29)%    (8.90)%    10.42%     30.32%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).........   $59,174    $38,793    $30,879    $13,326    $ 5,041
                                                                                                     2.34%(4)
   Ratio of Expenses to Average Net Assets.........      2.05%      2.06%      2.08%      2.15%
   Ratio of Net Investment Loss to
      Average  Net Assets..........................     (1.22)%    (1.24)%    (1.35)%    (1.55)%    (1.54)%
   Portfolio Turnover Rate(2)......................     42.34%     42.74%     40.96%     60.06%    100.30%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) In 1999 and 2000 the Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

(4) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.33% for 1999.


                      PROSPECTUS o DAVIS SERIES, INC. o 87

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                                       Year ended December 31,
                                                       --------------------------------------------------------
                                                         2003        2002        2001        2000        1999
                                                       --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period...............    $  26.72    $  32.98    $  36.30    $  29.07    $  29.32
                                                       --------    --------    --------    --------    --------

Income (Loss) From Investment Operations
   Net Investment Income (Loss)....................        0.08        0.06       (0.06)      (0.06)       0.11
   Net Realized and Unrealized Gains (Losses)......        9.77       (6.32)      (3.26)       9.22       (0.36)
                                                       --------    --------    --------    --------    --------
      Total From Investment Operations.............        9.85       (6.26)      (3.32)       9.16       (0.25)
                                                       --------    --------    --------    --------    --------

Dividends and Distributions
   Distributions from Realized Gains...............          --          --          --       (1.91)         --
   Distribution in Excess of Net Realized Gains ...          --          --          --       (0.02)         --
                                                       --------    --------    --------    --------    --------
      Total Dividends and Distributions............          --          --          --       (1.93)         --
                                                       --------    --------    --------    --------    --------

Net Asset Value, End of Period.....................    $  36.57    $  26.72    $  32.98    $  36.30    $  29.07
                                                       ========    ========    ========    ========    ========

Total Return(1)....................................       36.86%     (18.98)%     (9.15)%     32.16%      (0.85)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).........    $535,300    $415,641    $600,540    $637,882    $425,584
   Ratio of Expenses to Average Net Assets.........        1.10%       1.11%       1.08%       1.05%       1.04%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets........................        0.27%       0.18%      (0.20)%     (0.21)%      0.36%
   Portfolio Turnover Rate(2)......................        9.29%      14.88%      17.80%      34.72%      17.55%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


                      PROSPECTUS O DAVIS SERIES, INC. O 88

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                                       Year ended December 31,
                                                       --------------------------------------------------------
                                                         2003        2002        2001        2000        1999
                                                       --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period...............    $  25.21    $  31.39    $  34.85    $  28.22    $  28.71
                                                       --------    --------    --------    --------    --------

Income (Loss) From Investment Operations
   Net Investment Loss.............................       (0.18)      (0.21)      (0.33)      (0.31)      (0.16)
   Net Realized and Unrealized Gains (Losses)......        9.19       (5.97)      (3.13)       8.87       (0.33)
                                                       --------    --------    --------    --------    --------
      Total From Investment Operations.............        9.01       (6.18)      (3.46)       8.56       (0.49)
                                                       --------    --------    --------    --------    --------

Dividends and Distributions
   Distributions from Realized Gains...............          --          --          --       (1.91)         --
   Distribution in Excess of Net Realized Gains....          --          --          --       (0.02)         --
                                                       --------    --------    --------    --------    -------
      Total Dividends and Distributions............          --          --          --       (1.93)         --
                                                       --------    --------    --------    --------    -------

Net Asset Value, End of Period.....................    $  34.22    $  25.21    $  31.39    $  34.85    $  28.22
                                                       ========    ========    ========    ========    ========

Total Return(1)....................................       35.74%     (19.69)%     (9.93)%     31.00%      (1.71)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).........    $304,513    $270,645    $415,607    $447,199    $376,541
   Ratio of Expenses to Average Net Assets.........        1.98%       1.95%       1.90%       1.95%       1.90%
   Ratio of Net Investment Loss
      to Average Net Assets........................       (0.61)%     (0.66)%     (1.02)%     (1.11)%     (0.50)%
   Portfolio Turnover Rate(2)......................        9.29%      14.88%      17.80%      34.72%      17.55%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


                      PROSPECTUS O DAVIS SERIES, INC. O 89

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                      Year ended December 31,
                                                       ------------------------------------------------------
                                                         2003        2002       2001        2000       1999
                                                       --------    -------    --------    --------    -------
Net Asset Value, Beginning of Period...............    $  25.61    $ 31.88    $  35.40    $  28.63    $ 29.12
                                                       --------    -------    --------    --------    -------

Income (Loss) From Investment Operations
   Net Investment Loss.............................       (0.18)     (0.21)      (0.32)      (0.27)     (0.15)
   Net Realized and Unrealized Gains (Losses)......        9.32      (6.06)      (3.20)       8.97      (0.34)
                                                       --------    -------    --------    --------    -------
      Total From Investment Operations.............        9.14      (6.27)      (3.52)       8.70      (0.49)
                                                       --------    -------    --------    --------    -------

Dividends and Distributions
   Distributions from Realized Gains...............          --         --          --       (1.91)        --
   Distribution in Excess of Net Realized Gains....          --         --          --       (0.02)        --
                                                       --------    -------    --------    --------    -------
      Total Dividends and Distributions............          --         --          --       (1.93)        --
                                                       --------    -------    --------    --------    -------

Net Asset Value, End of Period.....................    $  34.75    $ 25.61    $  31.88    $  35.40    $ 28.63
                                                       ========    =======    ========    ========    =======

Total Return(1)....................................       35.69%    (19.67)%     (9.94)%     31.04%     (1.68)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).........    $108,557    $94,557    $145,817    $142,081    $89,128
   Ratio of Expenses to Average Net Assets.........        1.99%      1.96%       1.90%       1.93%      1.89%
   Ratio of Net Investment Loss
      to Average Net Assets........................       (0.62)%    (0.67)%     (1.02)%     (1.09)%    (0.49)%
   Portfolio Turnover Rate(2)......................
                                                           9.29%     14.88%      17.80%      34.72%     17.55%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


                      PROSPECTUS O DAVIS SERIES, INC. O 90

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class A

                                                                             Year ended December 31,
                                                              -------------------------------------------------------
                                                                2003       2002       2001       2000          1999
                                                              --------   --------   --------   --------      --------
Net Asset Value, Beginning of Period ......................   $  22.79   $  22.29   $  22.06   $  18.27      $  20.73
                                                              --------   --------   --------   --------      --------
Income (Loss) From Investment Operations
   Net Investment Income ..................................       0.90       0.82       0.77       0.75          0.78
   Net Realized and Unrealized Gains (Losses) .............       7.53       0.50       0.45       3.88         (2.32)
                                                              --------   --------   --------   --------      --------
      Total From Investment Operations ....................       8.43       1.32       1.22       4.63         (1.54)
                                                              --------   --------   --------   --------      --------
Dividends and Distributions
   Net Investment Income ..................................      (0.90)     (0.82)     (0.77)     (0.75)        (0.78)
   Distribution in Excess of Net Investment Income ........         --         --      (0.22)     (0.09)        (0.14)
                                                              --------   --------   --------   --------      --------
      Total Dividends and Distributions ...................      (0.90)     (0.82)     (0.99)     (0.84)        (0.92)
                                                              --------   --------   --------   --------      --------

Net Asset Value, End of Period ............................   $  30.32   $  22.79   $  22.29   $  22.06      $  18.27
                                                              ========   ========   ========   ========      ========

Total Return(1)                                                  37.52%      5.89%      5.66%     25.76%        (7.55)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ................   $190,505   $143,585   $167,043   $176,123      $147,835
   Ratio of Expenses to Average Net Assets ................       1.30%      1.28%      1.19%      1.17%(3)      1.21%
   Ratio of Net Investment Income to Average Net Assets ...       3.40%      3.17%      3.41%      3.76%         3.82%
   Portfolio Turnover Rate(2) .............................      25.93%     52.57%     34.91%     17.68%        52.22%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.16% for 2000.


                      PROSPECTUS O DAVIS SERIES, INC. O 91

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class B

                                                                              Year ended December 31,
                                                               ----------------------------------------------------
                                                                 2003        2002       2001       2000       1999
                                                               --------    -------    -------    -------    -------
Net Asset Value, Beginning of Period ......................    $  22.71    $ 22.21    $ 21.99    $ 18.21    $ 20.67
                                                               --------    -------    -------    -------    -------
Income (Loss) From Investment Operations
   Net Investment Income ..................................        0.72       0.65       0.56       0.58       0.61
   Net Realized and Unrealized Gains (Losses) .............        7.49       0.50       0.45       3.87      (2.32)
                                                               --------    -------    -------    -------    -------
      Total From Investment Operations ...................         8.21       1.15       1.01       4.45      (1.71)
                                                               --------    -------    -------    -------    -------
Dividends and Distributions
   Net Investment Income ..................................       (0.72)     (0.65)     (0.56)     (0.58)     (0.61)
   Distributions in Excess of Net Investment Income .......          --         --      (0.23)     (0.09)     (0.14)
                                                               --------    -------    -------    -------    -------
      Total Dividends and Distributions ...................       (0.72)     (0.65)     (0.79)     (0.67)     (0.75)
                                                               --------    -------    -------    -------    -------

Net Asset Value, End of Period ............................    $  30.20    $ 22.71    $ 22.21    $ 21.99    $ 18.21
                                                               ========    =======    =======    =======    =======

Total Return(1) ...........................................       36.52%      5.13%      4.70%     24.74%     (8.37)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ...............     $110,303    $91,740    $87,899    $90,417    $93,585
   Ratio of Expenses to Average Net Assets ................        1.99%      2.00%      1.99%      2.11%      2.06%
   Ratio of Net Investment Income to Average Net Assets ...        2.71%      2.45%      2.61%      2.81%      2.97%
   Portfolio Turnover Rate(2) .............................       25.93%     52.57%     34.91%     17.68%     52.22%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


                      PROSPECTUS O DAVIS SERIES, INC. O 92

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                             Year ended December 31,
                                                              -----------------------------------------------------
                                                                2003      2002      2001         2000         1999
                                                              -------   -------   -------      -------      -------
Net Asset Value, Beginning of Period ......................   $ 22.87   $ 22.37   $ 22.14      $ 18.34      $ 20.81
                                                              -------   -------   -------      -------      -------
Income (Loss) From Investment Operations
   Net Investment Income ..................................      0.72      0.65      0.56         0.58         0.61
   Net Realized and Unrealized Gains (Losses) .............      7.54      0.50      0.47         3.89        (2.33)
                                                              -------   -------   -------      -------      -------
      Total From Investment Operations ....................      8.26      1.15      1.03         4.47        (1.72)
                                                              -------   -------   -------      -------      -------
Dividends and Distributions
   Net Investment Income ..................................     (0.72)    (0.65)    (0.56)       (0.58)       (0.61)
   Distributions in Excess of Net Investment Income .......        --        --     (0.24)       (0.09)       (0.14)
                                                              -------   -------   -------      -------      -------
      Total Dividends and Distributions ...................     (0.72)    (0.65)    (0.80)       (0.67)       (0.75)
                                                              -------   -------   -------      -------      -------

Net Asset Value, End of Period ............................   $ 30.41   $ 22.87   $ 22.37      $ 22.14      $ 18.34
                                                              =======   =======   =======      =======      =======

Total Return(1) ...........................................     36.52%     5.11%     4.75%       24.71%       (8.34)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ...............    $57,657   $38,299   $39,165      $36,084      $29,952
   Ratio of Expenses to Average Net Assets ................      1.97%     1.97%     1.97%(3)     2.03%(3)     2.01%
   Ratio of Net Investment Income to Average Net Assets ...      2.73%     2.48%     2.64%        2.90%        3.02%
   Portfolio Turnover Rate(2) .............................     25.93%    52.57%    34.91%       17.68%       52.22%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.96% and 2.02% for 2001 and 2000, respectively.


                      PROSPECTUS O DAVIS SERIES, INC. O 93

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS APPRECIATION & INCOME FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                                  Year ended December 31,
                                                    --------------------------------------------------
                                                      2003       2002      2001      2000       1999
                                                    --------   -------   -------   --------   --------
Net Asset Value, Beginning of Period ............   $  20.30   $ 21.36   $ 23.96   $  25.21   $  23.76
                                                    --------   -------   -------   --------   --------
Income (Loss)  From Investment  Operations
   Net Investment Income ........................       0.74      0.80      0.76       0.80       0.77
   Net Realized and Unrealized Gains (Losses) ...       4.65     (1.06)    (2.57)     (1.01)      2.22
                                                    --------   -------   -------   --------   --------
      Total From Investment Operations ..........       5.39     (0.26)    (1.81)     (0.21)      2.99
                                                    --------   -------   -------   --------   --------
Dividends and Distributions
   Net Investment Income ........................      (0.74)    (0.80)    (0.76)     (0.83)     (0.76)
   Distributions from Realized Gains ............         --        --        --      (0.19)     (0.77)
   Return of Capital ............................         --        --     (0.03)     (0.02)     (0.01)
                                                    --------   -------   -------   --------   --------
      Total Dividends and Distributions .........      (0.74)    (0.80)    (0.79)     (1.04)     (1.54)
                                                    --------   -------   -------   --------   --------
Net Asset Value, End of Period ..................   $  24.95   $ 20.30   $ 21.36   $  23.96   $  25.21
                                                    ========   =======   =======   ========   ========

Total Return(1) .................................      26.94%    (1.21)%   (7.56)%    (0.97)%    12.97%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) .....   $114,003   $80,751   $89,077   $102,702   $117,308
   Ratio of Expenses to Average Net Assets ......       1.10%     1.09%     1.09%      1.07%      1.12%
   Ratio of Net Investment Income
      to Average  Net Assets ....................       3.38%     3.69%     3.31%      3.02%      2.99%
   Portfolio Turnover Rate(2)....................      33.35%    34.26%    20.38%     24.50%     32.99%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


                      PROSPECTUS o DAVIS SERIES, INC. o 94

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS APPRECIATION & INCOME FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                                   Year ended December 31,
                                                    ------------------------------------------------------
                                                      2003      2002       2001         2000         1999
                                                    -------   -------    -------      -------      -------
Net Asset Value, Beginning of Period ............   $ 20.13   $ 21.16    $ 23.74      $ 24.98      $ 23.55
                                                    -------   -------    -------      -------      -------
Income (Loss) From Investment Operations
   Net Investment Income ........................      0.52      0.60       0.54         0.55         0.53
   Net Realized and Unrealized Gains (Losses) ...      4.59     (1.03)     (2.55)       (0.99)        2.22
                                                    -------   -------    -------      -------      -------
      Total From  Investment Operations .........      5.11     (0.43)     (2.01)       (0.44)        2.75
                                                    -------   -------    -------      -------      -------
Dividends and Distributions
   Net  Investment Income .......................     (0.52)    (0.60)     (0.54)       (0.59)       (0.54)
   Distributions from Realized Gains ............        --        --         --        (0.19)       (0.77)
   Return of  Capital ...........................        --        --      (0.03)       (0.02)       (0.01)
                                                    -------   -------    -------      -------      -------
      Total Dividends and Distributions .........     (0.52)    (0.60)     (0.57)       (0.80)       (1.32)
                                                    -------   -------    -------      -------      -------
Net Asset Value, End of Period ..................   $ 24.72   $ 20.13    $ 21.16      $ 23.74      $ 24.98
                                                    =======   =======    =======      =======      =======

Total Return(1) .................................     25.71%    (2.01)%    (8.47)%      (1.86)%      12.01%

Ratios/Supplemental Data
   Net Assets,  End of Period
      (000 omitted) .............................   $72,181   $53,326    $57,692      $71,789      $86,623
   Ratio of Expenses to Average Net Assets ......      2.03%     2.03%      2.01%(3)     2.02%(3)     2.01%
   Ratio of Net Investment Income
      to Average Net Assets .....................      2.45%     2.75%      2.40%        2.08%        2.10%
   Portfolio Turnover Rate(2)....................     33.35%    34.26%     20.38%       24.50%       32.99%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.00% and 2.01% for 2001 and 2000, respectively.


                      PROSPECTUS o DAVIS SERIES, INC. o 95

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS APPRECIATION & INCOME FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                    Year ended December 31,
                                                    ------------------------------------------------------
                                                      2003      2002         2001       2000        1999
                                                    -------   -------      -------    -------      -------
Net Asset Value, Beginning of Period ............   $ 20.40   $ 21.45      $ 24.06    $ 25.31      $ 23.86
                                                    -------   -------      -------    -------      -------
Income (Loss) From Investment Operations
   Net Investment Income ........................      0.53      0.61         0.55       0.56         0.55
   Net Realized and Unrealized Gains (Losses) ...      4.66     (1.05)       (2.58)     (1.00)        2.23
                                                    -------   -------      -------    -------      -------
      Total From  Investment operations .........      5.19     (0.44)       (2.03)     (0.44)        2.78
                                                    -------   -------      -------    -------      -------
Dividends and Distributions
   Net  Investment Income .......................     (0.53)    (0.61)       (0.55)     (0.60)       (0.55)
   Distributions from Realized Gains ............        --        --           --      (0.19)       (0.77)
   Return of  Capital ...........................        --        --        (0.03)     (0.02)       (0.01)
                                                    -------   -------      -------    -------      -------
      Total Dividends and Distributions .........     (0.53)    (0.61)       (0.58)     (0.81)       (1.33)
                                                    -------   -------      -------    -------      -------
Net Asset Value, End of Period ..................   $ 25.06   $ 20.40      $ 21.45    $ 24.06      $ 25.31
                                                    =======   =======      =======    =======      =======

Total Return(1) .................................     25.75%    (2.04)%      (8.44)%    (1.83)%      11.98%

Ratios/Supplemental Data
   Net Assets,  End of Period
      (000 omitted) .............................   $24,531   $14,428      $12,717    $15,983      $18,936
   Ratio of Expenses to Average Net Assets ......      2.02%     2.05%(3)     2.02%      2.01%(3)     2.01%
   Ratio of Net Investment Income
      to Average Net Assets .....................      2.46%     2.74%        2.38%      2.09%        2.10%
   Portfolio Turnover Rate(2) ...................     33.35%    34.26%       20.38%     24.50%       32.99%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.04% and 2.00% for 2002 and 2000, respectively.


                      PROSPECTUS o DAVIS SERIES, INC. o 96

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class A

                                                               Year ended December 31,
                                                   -----------------------------------------------
                                                     2003      2002      2001      2000      1999
                                                   -------   -------   -------   -------   -------
Net Asset Value, Beginning of Period ...........   $  5.92   $  5.68   $  5.60   $  5.38   $  5.90
                                                   -------   -------   -------   -------   -------

Income (Loss) From Investment Operations
   Net Investment Income .......................      0.09      0.21      0.26      0.29      0.28
   Net Realized and Unrealized Gains (Losses)        (0.08)     0.27      0.08      0.22     (0.48)
                                                   -------   -------   -------   -------   -------
         Total From Investment Operations ......      0.01      0.48      0.34      0.51     (0.20)
                                                   -------   -------   -------   -------   -------

Dividends and Distributions
   Net Investment Income .......................     (0.17)    (0.23)    (0.26)    (0.29)    (0.28)
   Return of Capital ...........................     (0.03)       --        --        --(3)  (0.04)
   Distribution in Excess of Net
      Investment Income ........................        --     (0.01)       --        --        --
                                                   -------   -------   -------   -------   -------
         Total Dividends and Distributions .....     (0.20)    (0.24)    (0.26)    (0.29)    (0.32)
                                                   -------   -------   -------   -------   -------

Net Asset Value, End of Period .................   $  5.73   $  5.92   $  5.68   $  5.60   $  5.38
                                                   =======   =======   =======   =======   =======

Total Return(1) ................................      0.10%     8.66%     6.27%     9.81%    (3.47)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) .....   $25,168   $29,892   $18,198   $15,548   $18,002
   Ratio of Expenses to Average Net Assets .....      1.13%     1.08%     1.22%     1.27%     1.20%
   Ratio of Net Investment
      Income to Average Net Assets .............      1.96%     3.40%     4.59%     5.33%     5.07%
   Portfolio Turnover Rate(2) ..................    121.61%    69.89%   149.03%   140.66%   150.54%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.


                      PROSPECTUS o DAVIS SERIES, INC. o 97

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class B

                                                                Year ended December 31,
                                                    -----------------------------------------------
                                                      2003      2002      2001      2000      1999
                                                    -------   -------   -------   -------   -------
Net Asset Value, Beginning of Period ............   $  5.91   $  5.66   $  5.58   $  5.37   $  5.88
                                                    -------   -------   -------   -------   -------

Income (Loss) From Investment Operations
   Net Investment Income ........................      0.03      0.17      0.23      0.24      0.24
   Net Realized and Unrealized Gains (Losses) ...     (0.08)     0.28      0.07      0.21     (0.48)
                                                    -------   -------   -------   -------   -------
         Total From Investment Operations .......     (0.05)     0.45      0.30      0.45     (0.24)
                                                    -------   -------   -------   -------   -------

Dividends and Distributions
   Net Investment Income ........................     (0.12)    (0.19)    (0.22)    (0.24)    (0.23)
   Return of Capital ............................     (0.03)       --        --        --(3)  (0.04)
   Distribution in Excess of Net
      Investment Income .........................        --     (0.01)       --        --        --
                                                    -------   -------   -------   -------   -------
         Total Dividends and Distributions ......     (0.15)    (0.20)    (0.22)    (0.24)    (0.27)
                                                    -------   -------   -------   -------   -------

Net Asset Value, End of Period ..................   $  5.71   $  5.91   $  5.66   $  5.58   $  5.37
                                                    =======   =======   =======   =======   =======

Total Return(1) .................................     (0.80)%    8.05%     5.48%     8.80%    (4.12)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ......   $62,549   $99,461   $37,541   $17,331   $28,344
   Ratio of Expenses to Average Net Assets ......      1.82%     1.82%     1.94%     2.00%     1.95%
   Ratio of Net Investment Income
      to Average Net Assets .....................      1.27%     2.66%     3.87%     4.60%     4.32%
   Portfolio Turnover Rate(2) ...................    121.61%    69.89%   149.03%   140.66%   150.54%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.


                      PROSPECTUS o DAVIS SERIES, INC. o 98

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class C

                                                                Year ended December 31,
                                                    -----------------------------------------------
                                                      2003      2002      2001      2000      1999
                                                    -------   -------   -------   -------   -------
Net Asset Value, Beginning of Period ............   $  5.93   $  5.68   $  5.60   $  5.39   $  5.90
                                                    -------   -------   -------   -------   -------

Income (Loss) From Investment Operations
   Net Investment Income ........................      0.01      0.17      0.23      0.24      0.23
   Net Realized and Unrealized Gains (Losses) ...     (0.06)     0.28      0.07      0.21     (0.47)
                                                    -------   -------   -------   -------   -------
         Total From Investment Operations .......     (0.05)     0.45      0.30      0.45     (0.24)
                                                    -------   -------   -------   -------   -------

Dividends and Distributions
   Net Investment Income ........................     (0.12)    (0.19)    (0.22)    (0.24)    (0.23)
   Return of Capital ............................     (0.03)       --        --        --(3)  (0.04)
   Distribution in Excess of Net
      Investment Income .........................        --     (0.01)       --        --        --
                                                    -------   -------   -------   -------   -------
         Total Dividends and Distributions ......     (0.15)    (0.20)    (0.22)    (0.24)    (0.27)
                                                    -------   -------   -------   -------   -------

Net Asset Value, End of Period ..................   $  5.73   $  5.93   $  5.68   $  5.60   $  5.39
                                                    =======   =======   =======   =======   =======

Total Return(1) .................................     (0.80)%    8.03%     5.44%     8.75%    (4.15)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ......   $12,955   $25,107   $12,335   $ 2,872   $ 4,791
   Ratio of Expenses to Average Net Assets ......      1.85%     1.83%     1.96%     2.07%     1.96%
   Ratio of Net Investment Income to
      Average Net Assets ........................      1.24%     2.65%     3.85%     4.53%     4.31%
   Portfolio Turnover Rate(2) ...................    121.61%    69.89%   149.03%   140.66%   150.54%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.


                      PROSPECTUS o DAVIS SERIES, INC. o 99

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASSES A, B, & C

                                                                Year ended December 31,
                                                 ----------------------------------------------------
                                                   2003       2002       2001       2000       1999
                                                 --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period .........   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                                                 --------   --------   --------   --------   --------
Income From Investment Operationss
   Net Investment Income .....................       .006       .014       .037       .058       .044

Dividends
   Net Investment Income .....................      (.006)     (.014)     (.037)     (.058)     (.044)
                                                 --------   --------   --------   --------   --------
Net Asset Value, End of Period ...............   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                                                 ========   ========   ========   ========   ========

Total Return(1) ..............................       0.62%      1.38%      3.77%      5.91%      4.51%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)....   $571,431   $600,912   $505,713   $559,216   $553,977
   Ratio of Expenses to Average Net Assets....       0.60%      0.59%      0.59%      0.59%      0.61%
   Ratio of Net Investment Income to
      Average Net Assets .....................       0.62%      1.35%      3.75%      5.77%      4.52%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.


                      PROSPECTUS o DAVIS SERIES, INC. o 100

K Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds in writing at 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706. Individual copies of prospectuses and reports will be sent to you within thirty days after the Fund receives your request to stop householding.

K Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you, or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


                      PROSPECTUS o DAVIS SERIES, INC. o 101

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

For more information about the Davis Funds, request a free copy of the Statement of Additional Information or Annual or Semi-Annual Report. The Statement of Additional Information provides more detailed information about the Davis Funds and their management and operations. The Annual Report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Semi-Annual Report updates information provided in the Annual Report for the succeeding six months.

The Davis Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

K How to Get More Information

o By telephone. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time. You may also call this number for account inquiries.

o By mail. Write to State Street Bank and Trust Company, c/o Davis Funds, P.O. Box 8406, Boston, MA 02266-8406.

o    On the Internet. www.davisfunds.com.

o From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, or by sending an electronic request to publicinfo@sec.gov. Reports and other information about the Funds are also available by or by visiting the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-942-8090.

                                        Investment Company Act File No. 811-2679


                      PROSPECTUS o DAVIS SERIES, INC. o 102

DAVIS SERIES, INC.

Davis Opportunity Fund
Davis Financial Fund
Davis Real Estate Fund
Davis Appreciation & Income Fund
Davis Government Bond Fund
Davis Government Money Market Fund
--------------------------------------------------------------------------------

Prospectus

Class Y shares

May 1, 2004

The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[Davis Funds logo and "Over 35 Years of Reliable Investing" tagline]

--------------------------------------------------------------------------------

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Funds, the Funds' investment adviser or the Funds' distributor. This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

--------------------------------------------------------------------------------

TABLE OF
--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

Overviews of the Davis Series Funds:
4     Davis Opportunity Fund
10    Davis Financial Fund
16    Davis Real Estate Fund
23    Davis Appreciation & Income Fund
31    Davis Government Bond Fund
38    Davis Government Money Market Fund
      Investment Objective and Principal Investment Strategies
      Determining If This Fund Is Right For You
      Principal Risks of Investing in the Funds
      Performance Information
      Fees and Expenses of the Funds

44    Davis Management
      Davis Advisors
      Investment Professionals
      The Davis Investment Philosophy
      Other Investment Strategies

49    Once You Invest in Davis Funds
      How Your Shares Are Valued
      How We Pay Earnings
      Federal Income Taxes
      Fees and Expenses of the Funds

54    How to Open An Account
      Three Ways You Can Open An Account
      Anti-Money Laundering Compliance

57    How to Buy, Sell and Exchange Shares
      Right to Reject or Restrict any Purchase or Exchange Order
      Three Ways to Buy, Sell and Exchange Shares
      When Your Transactions Are Processed
      Buying More Shares
      Selling Shares
      Exchanging Shares
      Telephone Transactions
      Internet Transactions

64    Other Information
      Dividends and Distributions
      Financial Highlights
      Privacy Notice

B/C   Obtaining Additional Information

OVERVIEW OF DAVIS
OPPORTUNITY FUND
--------------------------------------------------------------------------------

K Investment Objective and Principal Investment Strategies

Davis Opportunity Fund's investment objective is long-term growth of capital. Under normal circumstances, the Fund invests the majority of its assets in equity securities issued by medium and small companies with market capitalizations of less than $20 billion that we believe are of high quality and whose shares are selling at attractive prices. We use the Davis Investment Philosophy (see "The Davis Investment Philosophy" in this prospectus) to select companies with the intention of owning their stocks for the long term. We consider selling a company if the company no longer exhibits the characteristics that we believe (i) foster sustainable long-term expansion of earnings, (ii) minimize risk, and (iii) enhance the potential for superior long-term returns. The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in foreign securities, and to invest in non-equity securities. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.

K Determining If This Fund Is Right For You

You should consider investing in this Fund if:

o    You are seeking long-term growth of capital.

o    You want to invest primarily in medium- and small-capitalization companies.

o You are willing to accept higher risk for the opportunity to pursue higher returns.

o    You are investing for the long term.

You should not invest in this Fund if:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o    You prefer to invest in larger, more established companies.

o    You are interested in earning current income.

o    You are investing for the short term.


                       PROSPECTUS o DAVIS SERIES, INC. o 4

K Principal Risks of Investing in Davis Opportunity Fund

If you buy shares of Davis Opportunity Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o Market risk. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o Company risk. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o Small- and medium-capitalization risk. Investing in small- and medium-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o Headline risk. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

o Selection risk. The securities we select for the Fund may underperform the Wilshire 5000(R)Index or other funds with similar investment objectives and strategies.


                       PROSPECTUS o DAVIS SERIES, INC. o 5

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

K Performance Information

The bar chart and table that follow provide an indication of the risks of investing in Davis Opportunity Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500 Index(R) and Wilshire 5000(R) Index. Both are widely recognized unmanaged indices of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                             Davis Opportunity Fund
                 Calendar Year Total Returns for Class Y Shares

                                  -------------
                                  Year   Return
                                  -------------
                                  1998     2.18%
                                  1999    32.16%
                                  2000    11.83%
                                  2001    (7.81)%
                                  2002   (13.30)%
                                  2003    41.42%
                                  -------------

During the period shown above, the highest quarterly return was 26.63% for the fourth quarter of 1999, and the worst quarterly return was (20.22)% for the third quarter of 1998. Year-to-date performance as of March 31, 2004, (not annualized) was 4.78%.

Investments in initial public offerings (IPOs) had a favorable impact on Davis Opportunity Fund's performance in 1999 and 2000. This was a time when the IPO market was very active. No assurance can be given that Davis Opportunity Fund will continue to invest in IPOs to the same extent in the future or that such investments would be profitable.


                       PROSPECTUS o DAVIS SERIES, INC. o 6

Davis Opportunity Fund Average Annual Total Returns for the periods ended December 31, 2003

--------------------------------------------------------------------------------------------------
                                                       Past 1 Year   Past 5 Years   Life of Class*
--------------------------------------------------------------------------------------------------
Class Y shares
   return before taxes                                    41.42%        10.81%           6.88%
--------------------------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions                    41.42%         8.14%           4.43%
--------------------------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions and sale of
   fund shares                                            26.92%         8.11%           4.77%
==================================================================================================
Wilshire 5000(R)Index**
   reflects no deduction for fees, expenses or taxes      31.64%         0.42%           4.10%
--------------------------------------------------------------------------------------------------
S&P 500(R)Index
   reflects no deduction for fees, expenses or taxes      28.69%        (0.57)%          4.14%
--------------------------------------------------------------------------------------------------

* The inception of Class Y shares was 09/18/97.

** The Wilshire 5000 Index is a far broader index than the S&P 500(R) Index and therefore includes many more small and mid-sized companies. Because Davis Opportunity Fund has the flexibility to invest in companies of any size and has a primary (but not exclusive) orientation toward mid-sized companies--those with market capitalizations below $20 billion at the time of our purchase--it follows that a broader benchmark should be more appropriate

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.


                      PROSPECTUS o DAVIS SERIES, INC. o 7

K Fees and Expenses of the Fund

Fees You May Pay as a Davis Funds Shareholder paid directly from your investment

--------------------------------------------------------------------------------
                                                                         Class Y
                                                                          shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   as a percentage of offering price                                       None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on
   redemptions as a percentage of the lesser of the
   net asset value of the shares redeemed or the
   total cost of such shares                                               None
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends                None
--------------------------------------------------------------------------------
Exchange fee                                                               None
--------------------------------------------------------------------------------

Davis Opportunity Fund Annual Operating Expenses deducted from the fund's assets

--------------------------------------------------------------------------------
                                                                         Class Y
                                                                          Shares
--------------------------------------------------------------------------------
Management Fees                                                           0.74%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                 0.00%
--------------------------------------------------------------------------------
Other Expenses                                                            0.19%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.93%
--------------------------------------------------------------------------------

Expenses may vary in future years.


                      PROSPECTUS o DAVIS SERIES, INC. o 8

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs based on these assumptions would be:

--------------------------------------------------------------------------------
If you sell your shares in...              1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Class Y Shares                               $95      $296      $515      $1143
--------------------------------------------------------------------------------


                       PROSPECTUS o DAVIS SERIES, INC. o 9

OVERVIEW OF DAVIS
FINANCIAL FUND
--------------------------------------------------------------------------------

K Investment Objective and Principal Investment Strategies

Davis Financial Fund's investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector.

A company is principally engaged in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

We search for financial services companies that we believe are of high quality and whose shares are selling at attractive prices. We use the Davis Investment Philosophy (see "The Davis Investment Philosophy" in this prospectus) to select companies with the intention of owning their stocks for the long term. We consider selling a company if the company no longer exhibits the characteristics that we believe (i) foster sustainable long-term expansion of earnings, (ii) minimize risk, and (iii) enhance the potential for superior long-term returns. The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in foreign securities, and to invest in non-equity securities. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.


                      PROSPECTUS o DAVIS SERIES, INC. o 10

K Determining If This Fund Is Right For You

You should consider investing in this Fund if:

o    You are seeking long-term growth of capital.

o You believe that the financial services sector offers attractive long-term growth opportunities.

o    You are investing for the long term.

You should not invest in this Fund if:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o    You are interested in earning current income.

o You do not wish to invest in a concentrated portfolio of financial services companies.

o    You are investing for the short term.

K Principal Risks of Investing in Davis Financial Fund

If you buy shares of Davis Financial Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o Market risk. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o Company risk. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o Headline risk. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report


                      PROSPECTUS o DAVIS SERIES, INC. o 11
     may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

o Selection risk. The securities we select for the Fund may underperform the S&P 500(R) Index or other funds with similar investment objectives and strategies.

o Concentrated financial services portfolio risk. Davis Financial Fund invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the financial services sector include:
     (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Concentration of loans: financial services companies whose securities Davis Financial Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv)
     Competition: the financial services sector has become increasingly competitive.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.


                      PROSPECTUS o DAVIS SERIES, INC. o 12

K Performance Information

The bar chart and table that follow provide an indication of the risks of investing in Davis Financial Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              Davis Financial Fund
                 Calendar Year Total Returns for Class Y Shares

                                 -------------
                                 Year   Return
                                 -------------
                                 1998    14.58%
                                 1999    (0.65)%
                                 2000    32.42%
                                 2001    (9.00)%
                                 2002   (18.85)%
                                 2003    37.15%
                                 -------------

During the period shown above, the highest quarterly return was 21.84% for the second quarter of 2003, and the worst quarterly return was (16.63)% for the third quarter of 2002. Year-to-date performance as of March 31, 2004, (not annualized) was 6.54%.


                      PROSPECTUS o DAVIS SERIES, INC. o 13

Davis Financial Fund Average Annual Total Returns for the periods ended December 31, 2003

------------------------------------------------------------------------------------------------
                                                     Past 1 Year   Past 5 Years   Life of Class*
------------------------------------------------------------------------------------------------
Class Y shares return before taxes                      37.15%         5.91%          10.42%
------------------------------------------------------------------------------------------------
Class Y shares return after taxes on distributions      37.15%         5.68%          10.15%
------------------------------------------------------------------------------------------------
Class Y shares return after taxes on distributions
   and sale of fund shares                              24.15%         5.03%           9.07%
================================================================================================
S&P 500(R) Index reflects no deduction for fees,
   expenses or taxes                                    28.69%        (0.57)%          6.31%
------------------------------------------------------------------------------------------------

*    The inception of Class Y shares was 03/10/97.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes, as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.


                      PROSPECTUS o DAVIS SERIES, INC. o 14

K Fees and Expenses of the Fund

Fees You May Pay as a Davis Funds Shareholder paid directly from your investment

--------------------------------------------------------------------------------
                                                                  Class Y shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as a                  None
   percentage of offering price
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions
   as a percentage of the lesser of the net asset value of
   the shares redeemed or the total cost of such shares                None
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends            None
--------------------------------------------------------------------------------
Exchange fee                                                           None
--------------------------------------------------------------------------------

Davis Financial Fund Annual Operating Expenses deducted from the fund's assets

--------------------------------------------------------------------------------
                                                                  Class Y Shares
--------------------------------------------------------------------------------
Management Fees                                                       0.64%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                             0.00%
--------------------------------------------------------------------------------
Other Expenses                                                        0.27%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.91%
--------------------------------------------------------------------------------

Expenses may vary in future years.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs based on these assumptions would be:

---------------------------------------------------------------------
If you sell your shares in...   1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------------------
Class Y Shares                    $93      $290      $504      $1120
---------------------------------------------------------------------


                      PROSPECTUS o DAVIS SERIES, INC. o 15

OVERVIEW OF DAVIS
REAL ESTATE FUND
--------------------------------------------------------------------------------

K Investment Objective and Principal Investment Strategies

Davis Real Estate Fund's investment objective is total return through a combination of growth and income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry.

A company is principally engaged in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (REITs), brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Most of Davis Real Estate Fund's real estate securities are, and will likely continue to be, interests in REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

We search for real estate companies that we believe are of high quality and whose shares are selling at attractive prices. We use the Davis Investment Philosophy (see "The Davis Investment Philosophy" in this prospectus) to select companies with the intention of owning their stocks for the long term. We consider selling a company if the company no longer exhibits the characteristics that we believe (i) foster sustainable long-term expansion of earnings, (ii) minimize risk, and (iii) enhance the potential for superior long-term returns. The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in foreign securities, and to invest in non-equity securities. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.


                      PROSPECTUS o DAVIS SERIES, INC. o 16

K Determining If This Fund Is Right For You

You should consider investing in this Fund if:

o    You are seeking total return through a combination of growth and income.

o You believe that the real estate sector offers attractive long-term growth opportunities.

o You want to diversify your traditional stock and bond portfolio with real estate securities.

o    You are investing for the long term.

You should not invest in this Fund if:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o You do not wish to invest in a concentrated portfolio of real estate companies.

o    You are investing for the short term.

K Principal Risks of Investing in Davis Real Estate Fund

If you buy shares of Davis Real Estate Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o Market risk. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o Company risk. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o Small- and medium-capitalization risk. Many real estate companies are small- and medium capitalization companies. Investing in these companies may be more risky than investing in large-capitalization


                      PROSPECTUS o DAVIS SERIES, INC. o 17
     companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o Headline risk. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

o Selection risk. The securities we select for the Fund may underperform the Wilshire Real Estate Securities Index or other funds with similar investment objectives and strategies.

o Focused portfolio risk. Davis Real Estate Fund is classified as a nondiversified fund and is allowed to focus its investments in fewer companies than a diversified fund. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the portfolio may be subject to greater volatility and risk and the Fund's investment performance, both good and bad, is expected to reflect the economic performance of the few companies on which the Fund focuses.

o Concentrated real estate portfolio risk. Davis Real Estate Fund invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including (i) declines in property values, because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) changes in zoning laws; or (v) losses from casualty or condemnation.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.


                      PROSPECTUS o DAVIS SERIES, INC. o 18

K Performance Information

The bar chart and table that follow provide an indication of the risks of investing in Davis Real Estate Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index and the Wilshire Real Estate Securities Index. The S&P 500(R) Index is a widely recognized, unmanaged index of stock performance. The Wilshire Real Estate Securities Index is a measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts and Real Estate Operating Companies. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                             Davis Real Estate Fund
                 Calendar Year Total Returns for Class Y Shares

                                 -------------
                                 Year   Return
                                 -------------
                                 1997    25.29%
                                 1998   (15.20)%
                                 1999    (7.21)%
                                 2000    26.24%
                                 2001     5.95%
                                 2002     6.33%
                                 2003    38.10%
                                 -------------

During the period shown above, the highest quarterly return was 13.14% for the third quarter of 1997, and the worst quarterly return was (11.36)% for the third quarter of 1998. Year-to-date performance as of March 31, 2004, (not annualized) was 12.23%.


                      PROSPECTUS o DAVIS SERIES, INC. o 19

Davis Real Estate Fund Average Annual Total Returns for the periods ended December 31, 2003

--------------------------------------------------------------------------------
                                                       Past 1   Past 5   Life of
                                                        Year     Years    Class*
--------------------------------------------------------------------------------
Class Y shares
   return before taxes                                  38.10%   12.75%   11.56%
--------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions                  36.48%   10.95%    9.74%
--------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions
   and sale of fund shares                              24.78%    9.87%    8.89%
================================================================================
S&P 500(R)Index
   reflects no deduction for fees,
   expenses or taxes                                    28.69%   (0.57)%   7.68%
--------------------------------------------------------------------------------
Wilshire Real Estate
   Securities Index
   reflects no deduction for fees,
   expenses or taxes                                    37.08%   14.49%   11.56%
--------------------------------------------------------------------------------

* The inception of Class Y shares was 11/08/96.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.


                      PROSPECTUS o DAVIS SERIES, INC. o 20

                  Davis Real Estate Fund Yield, Class Y Shares
                    30-Day SEC Yield, as of December 31, 2003
                                      4.38%

You may obtain Davis Real Estate Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time.

K Fees and Expenses of the Fund

Fees You May Pay As a Davis Funds Shareholder paid directly from your investment

-------------------------------------------------------------------------------
                                                                        Class Y
                                                                         shares
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   as a percentage of offering price                                      None
-------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions
   as a percentage of the lesser of the net asset value of the shares
   redeemed or the total cost of such shares                              None
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends               None
-------------------------------------------------------------------------------
Exchange fee                                                              None
-------------------------------------------------------------------------------

Davis Real Estate Fund Annual Operating Expenses deducted from the fund's assets

-------------------------------------------------------------------------------
                                                                 Class Y Shares
-------------------------------------------------------------------------------
Management Fees                                                       0.72%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                             0.00%
-------------------------------------------------------------------------------
Other Expenses                                                        0.12%
-------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.84%
-------------------------------------------------------------------------------

Expenses may vary in future years.


                      PROSPECTUS o DAVIS SERIES, INC. o 21

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs based on these assumptions would be:

-------------------------------------------------------------------------------
If you sell your shares in...             1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
Class Y Shares                              $86      $268      $466      $1037
-------------------------------------------------------------------------------


                      PROSPECTUS o DAVIS SERIES, INC. o 22

OVERVIEW OF DAVIS
APPRECIATION & INCOME FUND

K Investment Objective and Principal Investment Strategies

Davis Appreciation & Income Fund's investment objective is total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of convertible securities, common stock, and fixed income securities. The portion of the Fund's assets invested in convertible securities, common stock, and fixed income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors

Common stock issued by large, medium, and small capitalization companies are purchased for their growth potential. Fixed income securities, including both investment grade and high-yield, high-risk debt securities, are purchased both for current income and to provide diversification. Convertible securities, which include both preferred stock and bonds which may be "converted" into common stock if the company grows, offer both growth potential and downside protection. In the current market, our portfolio managers expect to continue investing a significant portion of the Fund's assets in convertible securities.

We search for growing companies whose shares are selling at attractive prices. We use the Davis Investment Philosophy (see "The Davis Investment Philosophy" in this prospectus) to select companies with the intention of owning their securities for the long term. We consider selling a company if the company no longer exhibits the characteristics that we believe (i) foster sustainable long-term expansion of earnings, (ii) minimize risk, and (iii) enhance the potential for superior long-term returns. The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in foreign securities, and to invest in non-equity securities. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.


                      PROSPECTUS o DAVIS SERIES, INC. o 23

K Determining If This Fund Is Right For You

You should consider investing in this Fund if:

o    You are seeking total return through a combination of growth and income.

o    You want to diversify a common stock portfolio.

o You are principally interested in growth-oriented investments but want current income.

o    You are investing for the long term.

You should not invest in this Fund if:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o You do not wish to invest in a portfolio that has some of the characteristics of both common stocks and bonds.

o    You are investing for the short term.

K Principal Risks of Investing in Davis Appreciation & Income Fund

If you buy shares of Davis Appreciation & Income Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

Equity Risks

o Market risk. The market value of shares of equity securities, including common and preferred stock and convertible securities, can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o Company risk. The market values of common stock vary with the success or failure of the company issuing the security. Many factors can negatively affect a particular company's equity price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.


                      PROSPECTUS o DAVIS SERIES, INC. o 24

o Small- and medium-capitalization risk. Many convertible securities are issued by small- and medium capitalization companies. Investing in these companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o Headline risk. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

o Selection risk. The securities we select for the Fund may underperform the S&P 500(R)Index or other funds with similar investment objectives and strategies.

Debt Risks

o Interest rate sensitivity. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline.

o Changes in debt rating. If a rating agency gives a fixed income security a low rating, the value of the security will decline because investors will demand a higher rate of return.

o Credit risk. Like any borrower, the issuer of a fixed income security may be unable to make its payments. The Fund is not limited as to the amount of its assets which may be invested in high-yield, high-risk debt securities.

High-Yield, High-Risk Debt Securities

There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

When evaluating the quality of a debt instrument, rating agencies look at factors like the issuer's current financial condition and business prospects,


                      PROSPECTUS o DAVIS SERIES, INC. o 25
the value of any collateral that secures the debt and the issuer's history of paying other debt. Each agency has its own system for grading debt. Standard & Poor's has 11 ratings, ranging from "D" for securities that are in default to "AAA" for securities that are almost certain to be repaid. Moody's Investors Service has nine ratings, with "C" being the lowest and "Aaa" being the highest.

A debt security is called investment-grade if a respected agency assigns it a favorable credit rating ("BBB" or higher by Standard and Poor's, or "Baa" or higher by Moody's). In contrast, a debt security is considered high-yield, high-risk if it is rated "BB" or lower by Standard and Poor's or "Ba" or lower by Moody's Investors Service. Securities with these low ratings are also referred to as junk bonds. Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment-grade debt.

There are four principal risks of owning high-yield, high-risk debt securities:

o Overburdened issuers. Many issuers only resort to offering high-yield, high-risk debt securities when they cannot get financing from more traditional sources, such as banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline.

o Priority. Issuers of high-yield, high-risk debt securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be senior to the high-yield, high-risk debt securities; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer's primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral--possibly forcing the issuer out of business and into bankruptcy.

o Difficult to resell. Many investors simply do not want high-yield, high-risk debt securities, and others are prohibited from buying them.

o Volatile prices. Prices of high-yield, high-risk debt securities are more volatile than prices of higher-rated securities. In periods of economic difficulty or rising interest rates, prices of high-yield, high-risk debt securities decline more than prices of investment-grade securities.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.


                      PROSPECTUS o DAVIS SERIES, INC. o 26

K Performance Information

The bar chart and table that follow provide an indication of the risks of investing in Davis Appreciation & Income Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                        Davis Appreciation & Income Fund
                 Calendar Year Total Returns for Class Y Shares

                                 -------------
                                 Year   Return
                                 -------------
                                 1997    28.80%
                                 1998    (1.46)%
                                 1999    13.30%
                                 2000    (0.70)%
                                 2001    (7.43)%
                                 2002    (0.96)%
                                 2003    27.13%
                                 -------------

During the period shown above, the highest quarterly return was 14.39% for the third quarter of 1997, and the worst quarterly return was (13.19)% for the third quarter of 2001. Year-to-date performance as of March 31, 2004, (not annualized) was 4.79%.


                      PROSPECTUS o DAVIS SERIES, INC. o 27

Davis Appreciation & Income Fund Average Annual Total Returns for the periods ended December 31, 2003

--------------------------------------------------------------------------------
                                                                         Life of
                                            Past 1 Year   Past 5 Years    Class*
--------------------------------------------------------------------------------
Class Y shares
   return before taxes                         27.13%         5.57%       8.43%
--------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions         25.98%         3.90%       6.30%
--------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions
   and sale of fund shares                     17.88%         3.72%       6.00%
================================================================================
S&P 500(R)Index
   reflects no deduction for fees,
   expenses or taxes                           28.69%        (0.57)%      7.70%
--------------------------------------------------------------------------------
* The inception of Class Y shares was 11/13/96.

From inception (November 13, 1996) until July 1, 2003, Davis Appreciation & Income Fund was named Davis Convertible Securities Fund and invested primarily in convertible securities.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

             Davis Appreciation & Income Fund Yield, Class Y Shares
                    30-Day SEC Yield, as of December 31, 2003
                                      2.95%


                      PROSPECTUS o DAVIS SERIES, INC. o 28

You may obtain Davis Appreciation & Income Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time.

K Fees and Expenses of the Fund

Fees You May Pay as a Davis Funds Shareholder paid directly from your investment

--------------------------------------------------------------------------------
                                                                         Class Y
                                                                          shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   as a percentage of offering price                                       None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions
   as a percentage of the lesser of the net asset value of the
   shares redeemed or the total cost of such shares                        None
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends                None
--------------------------------------------------------------------------------
Exchange fee                                                               None
--------------------------------------------------------------------------------

Annual Operating Expenses
deducted from the fund's assets

--------------------------------------------------------------------------------
                                                                  Class Y Shares
--------------------------------------------------------------------------------
Management Fees                                                        0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                              0.00%
--------------------------------------------------------------------------------
Other Expenses                                                         0.13%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.88%
--------------------------------------------------------------------------------
Expenses may vary in future years.


                      PROSPECTUS o DAVIS SERIES, INC. o 29

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs based on these assumptions would be:

--------------------------------------------------------------------------------
If you sell your shares in...              1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Class Y Shares                               $90      $281      $488      $1084
--------------------------------------------------------------------------------


                      PROSPECTUS o DAVIS SERIES, INC. o 30

OVERVIEW OF DAVIS
GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

K Investment Objective and Principal Investment Strategies

Davis Government Bond Fund's investment objective is current income. In order to achieve this objective while minimizing volatility and preserving capital, the Fund invests exclusively, under normal circumstances, in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

Government Securities

There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. U.S. Government Securities represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. government and in unusual circumstances may present credit risk.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. At times, a significant portion of Davis Government Bond Fund's securities are mortgage-backed securities and collateralized mortgage obligations. A mortgage-backed security represents ownership of a pool of mortgage loans. As the mortgages are paid off, a portion of the principal and interest payments are passed through to the owners of the securities. Davis Government Bond Fund buys only mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. A collateralized mortgage obligation is a debt security that is secured by a pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. Davis Government Bond Fund only invests in collateralized mortgage obligations that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.


                      PROSPECTUS o DAVIS SERIES, INC. o 31

Investment Strategy

In selecting U.S. Government Securities for the Fund, Davis Advisors uses fundamental research to attempt to achieve competitive returns over the long term. Unlike many government bond funds that invest a portion of their assets in riskier corporate paper, Davis Government Bond Fund invests only in U.S. Treasury securities, U.S. government agency securities and U.S. government agency mortgage securities. The Fund emphasizes undervalued sectors of the market which our research leads us to believe offer superior potential returns. The Fund seeks to maintain a weighted average maturity of between three and ten years. In general, longer the weighted average maturities result in greater changes in the price of the Fund's shares when prevailing interest rates change.

Buy Strategy

Davis Advisors continuously analyzes how interest rates, movements in various market sectors and the economy as a whole could impact the types of debt instruments the Fund targets.

o The Fund buys securities based on their price, coupon and yield spreads relative to other securities.

o    Treasuries are included for their high credit quality.

o Government and agency mortgage-backed securities are included when they offer adequate premiums to compensate for additional risk.

o Davis Advisors assesses the short- and long-term interest-rate environment to properly position the portfolio along the yield curve.

Sell Strategy

Although the Fund often holds securities until their date of maturity, it will sell a security before it matures when:

o Davis Advisors determines that future interest-rate moves could significantly diminish its value.

o    Its risk-reward tradeoff is no longer attractive.

o    Davis Advisors finds other securities that appear to offer better value.


                      PROSPECTUS o DAVIS SERIES, INC. o 32

K Determining If This Fund Is Right For You

You should consider investing in this Fund if:

o    You are seeking current income.

o    You are comfortable investing in high-quality U.S. Government Securities.

o    You want to diversify a common stock portfolio.

o    You are investing for the mid-term or the long term.


You should not invest in this Fund if:

o    You cannot accept moderate price swings or market declines.

o    You are investing for the short term.

o You are seeking the higher, but more volatile, returns historically achieved by stocks.

K Principal Risks of Investing in Davis Government Bond Fund

If you buy shares of Davis Government Bond Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o Price volatility risk. Most of the Fund's U.S. Government Securities pay a fixed interest rate. When interest rates increase, the value and price of U.S. Government Securities usually decline. When interest rates are falling, the value and price of U.S. Government Securities usually increase. As a result, an increase in market rates should reduce the value of the Fund's portfolio and a decrease in rates should have the opposite effect.

o Extension and prepayment risk. Market prices of the mortgage-backed securities and collateralized mortgage obligations that Davis Government Bond Fund owns are affected by how quickly borrowers elect to prepay the mortgages underlying the securities. Changes in market interest rates affect borrowers' decisions about whether to prepay their mortgages. Rising interest rates lead to extension risk, which occurs when borrowers maintain their existing mortgages until they come due instead of choosing to prepay them. Falling interest rates lead to


                      PROSPECTUS o DAVIS SERIES, INC. o 33
     prepayment risk, which occurs when borrowers prepay their mortgages more quickly than usual so that they can refinance at a lower rate. A government agency that has the right to call (prepay) a fixed-rate security may respond the same way. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.

o Credit Risk. Davis Government Bond Fund seeks to manage credit risk by investing exclusively, under normal circumstances, in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. Many of the agency-issued securities in the Fund's portfolio (as opposed to the Treasury-issued securities) are not guaranteed by the U.S. government and in unusual circumstances may present credit risk. Although an issuer may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("Ginnie Mae") pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association ("Fannie Mae") bonds. Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") obligations. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.


                      PROSPECTUS o DAVIS SERIES, INC. o 34

K Performance Information

The bar chart and table that follow provide an indication of the risks of investing in Davis Government Bond Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, a widely recognized unmanaged index of U.S. Government Securities performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                           Davis Government Bond Fund
                 Calendar Year Total Returns for Class Y Shares

                                  --------------
                                  Year   Return
                                  --------------
                                  1999   (2.73)%
                                  2000   10.08%
                                  2001    6.54%
                                  2002    9.05%
                                  2003    0.17%
                                  --------------

During the period shown above, the highest quarterly return was 4.55% for the third quarter of 2001, and the worst quarterly return was (1.53)% for the third quarter of 2003. Year-to-date performance as of March 31, 2004, (not annualized) was 1.68%.


                      PROSPECTUS o DAVIS SERIES, INC. o 35

Davis Government Bond Fund Average Annual Total Returns for the periods ended December 31, 2003

----------------------------------------------------------------------------------------
                                             Past 1 Year   Past 5 Years   Life of Class*
----------------------------------------------------------------------------------------
Class Y shares
   return before taxes                         0.17%           4.50%           4.53%
----------------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions        (0.92)%          2.63%           2.66%
----------------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions and
   sale of fund shares                         0.11%           2.66%           2.68%
========================================================================================
Lehman Brothers Intermediate Term
   U.S. Treasury Securities Index
   reflects no deduction for fees,
   expenses or taxes                           2.11%           5.97%           6.10%
----------------------------------------------------------------------------------------

*    The inception of Class Y shares was 09/01/98.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

                Davis Government Bond Fund Yield, Class Y Shares
                    30-Day SEC Yield, as of December 31, 2003
                                      2.90%

You can obtain Davis Government Bond Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time.


                      PROSPECTUS o DAVIS SERIES, INC. o 36

K Fees and Expenses of the Fund

Fees You May Pay as a Davis Funds Shareholder paid directly from your investment

-------------------------------------------------------------------------------
                                                                 Class Y shares
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   as a percentage of offering price                                  None
-------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions
   as a percentage of the lesser of the net asset value of the
   shares redeemed or the total cost of such shares                   None
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends           None
-------------------------------------------------------------------------------
Exchange fee                                                          None
-------------------------------------------------------------------------------

Annual Operating Expenses
deducted from the fund's assets

--------------------------------------------------------------------------------
                                                                  Class Y Shares
--------------------------------------------------------------------------------
Management Fees                                                        0.50%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                              0.00%
--------------------------------------------------------------------------------
Other Expenses                                                         0.42%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.92%
--------------------------------------------------------------------------------

Expenses may vary in future years.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs based on these assumptions would be:

--------------------------------------------------------------------------------
If you sell your shares in...              1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Class Y Shares                               $94      $293      $509      $1131
--------------------------------------------------------------------------------


                      PROSPECTUS o DAVIS SERIES, INC. o 37

OVERVIEW OF DAVIS
GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

K Investment Objective and Principal Investment Strategies

Davis Government Money Market Fund is a money market fund. Its investment objective is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. The Fund maintains liquidity and preserves capital by carefully monitoring the maturity of our investments. Our portfolio has a dollar-weighted average maturity of ninety days or less. Under normal circumstances, the Fund invests exclusively in U.S. Government securities and repurchase agreements collateralized by U.S. Government securities.

Government Securities

There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. U.S. Government Securities represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. government and in unusual circumstances may present credit risk.

A repurchase agreement is a type of short-term investment that uses securities as collateral. Like a short-term loan, the borrower sells securities to the lender. The borrower agrees to buy back the securities at a certain time--at a higher price that incorporates an interest payment.

K Determining If This Fund Is Right For You

You should consider investing in this Fund if:

o    You are seeking current income.

o    You are most comfortable investing in high-quality U.S. Government
     Securities.

o    You want a safe haven in times of market turmoil.

o    You want easy access to your money.


                      PROSPECTUS o DAVIS SERIES, INC. o 38

You should not invest in this Fund if:

o    You need a high total return to achieve your investment goals.

o    Your primary investment goal is capital growth.

K Principal Risks of Investing in Davis Government Money Market Fund

o Variable Current Income. The income which Davis Government Money Market Fund pays to investors is not stable. When interest rates increase, the Fund's income distributions should increase. When interest rates decrease, the Fund's income distributions should decrease.

o Credit Risk. Davis Government Money Market Fund seeks to manage credit risk by investing exclusively, under normal circumstances, in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. Many of the agency-issued securities in the Fund's portfolio (as opposed to the Treasury-issued securities) are not guaranteed by the U.S. government and in unusual circumstances may present credit risk. Although an issuer may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("Ginnie Mae") pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association ("Fannie Mae") bonds. Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") obligations. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

Although Davis Government Money Market Fund seeks to preserve the value of your investment at $1 per share, investors can lose money. Shares of Davis Government Money Market Fund are not deposits or obligations of any bank, are not guaranteed by the U.S. government or any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.


                      PROSPECTUS o DAVIS SERIES, INC. o 39

K Performance Information

The bar chart and table that follow provide an indication of the risks of investing in Davis Government Money Market Fund by showing changes in the Fund's year-to-year performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

As of December 31, 2003, there were no Davis Government Money Market Fund Class Y shares outstanding. The bar chart and table that follow present the returns for Class A shares (not Class Y shares), which are offered to the public in a separate prospectus. Class Y shares and Class A shares would have had substantially similar annual returns because both Classes of shares are invested in the same portfolio of securities and pay the same expenses.

                       Davis Government Money Market Fund
                 Calendar Year Total Returns for Class A Shares

                                   -------------
                                   Year   Return
                                   -------------
                                   1994    3.48%
                                   1995    5.25%
                                   1996    4.80%
                                   1997    5.02%
                                   1998    4.94%
                                   1999    4.51%
                                   2000    5.91%
                                   2001    3.77%
                                   2002    1.38%
                                   2003    0.62%
                                   -------------

During the period shown above, the highest quarterly return was 1.52% for the third quarter of 2000, and the worst quarterly return was 0.12% for the third quarter of 2003. Year-to-date performance as of March 31, 2004, (not annualized) was 0.13%.


                      PROSPECTUS o DAVIS SERIES, INC. o 40

Davis Government Money Market Fund Average Annual Total Returns for the periods ended December 31, 2003

--------------------------------------------------------------------------------
                                      Past 1 Year   Past 5 Years   Past 10 Years
--------------------------------------------------------------------------------
Class A Shares                           0.62%          3.24%          3.97%
--------------------------------------------------------------------------------

            Davis Government Money Market Fund Yield, Class A shares
                    7-Day SEC Yield, as of December 31, 2004
                                      0.54%

You can obtain Davis Government Money Market Fund's most recent 7-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time.

K Fees and Expenses of the Fund

Fees You May Pay as a Davis Funds Shareholder paid directly from your investment

--------------------------------------------------------------------------------
                                                                         Class Y
                                                                          shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   as a percentage of offering price                                       None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions
   as a percentage of the lesser of the net asset value of the             None
   shares redeemed or the total cost of such shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends                None
--------------------------------------------------------------------------------
Exchange fee                                                               None
================================================================================


                      PROSPECTUS o DAVIS SERIES, INC. o 41

Davis Government Money Market Fund Annual Operating Expenses deducted from the fund's assets

--------------------------------------------------------------------------------
                                                                  Class Y Shares
--------------------------------------------------------------------------------
Management Fees                                                        0.46%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                              0.00%
--------------------------------------------------------------------------------
Other Expenses                                                         0.14%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.60%
================================================================================
Expenses may vary in future years.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

--------------------------------------------------------------------------------
If you sell your shares in...              1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Class Y Shares                              $61      $192       $335      $750
================================================================================


                      PROSPECTUS o DAVIS SERIES, INC. o 42

DAVIS
MANAGEMENT
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K Davis Advisors

Davis Selected Advisers, L.P., ("Davis Advisors") serves as the investment adviser for each of the Davis Funds. Davis Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.

For the fiscal year ended December 31, 2003, Davis Advisors' compensation for its services (based on average net assets) was: Davis Opportunity Fund, 0.74%; Davis Financial Fund, 0.64%; Davis Real Estate Fund, 0.72%; Davis Appreciation & Income Fund, 0.75%; Davis Government Bond Fund, 0.50%; and Davis Government Money Market Fund, 0.46%.

Davis Selected Advisers-NY, Inc. serves as the sub-adviser for each of the Davis Funds. Davis Selected Advisers-NY, Inc.'s offices are located at 609 Fifth Avenue, New York, New York 10017. Davis Selected Advisers-NY, Inc. provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers-NY, Inc.'s fee is paid by Davis Advisors, not the Davis Funds.

K Investment Professionals

Shelby M.C. Davis serves as Founder and Research Advisor. He previously served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February 1997, and served as President of the Davis Funds until March 2000. The Davis Funds are a family of mutual funds managed by Davis Advisors.

Davis Opportunity Fund


                      PROSPECTUS o DAVIS SERIES, INC. o 43

Investment Team. Davis Advisors uses a system of multiple portfolio managers to manage Davis Opportunity Fund. Under this approach, the portfolio of the Fund is divided into segments managed by individual portfolio managers. Portfolio managers decide how their respective segments will be invested, within the limits provided by the Fund's investment objectives, strategies, restrictions, and by senior portfolio managers. The primary individual portfolio managers responsible for Davis Opportunity Fund are:

o Christopher C. Davis has served as a Portfolio Manager of Davis Opportunity Fund since January 1999, and also manages other equity funds advised by Davis Advisors. Mr. Davis served as Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 through September 1995.

o Kenneth Charles Feinberg has served as a Portfolio Manager of Davis Opportunity Fund since January 1999, and also manages other equity funds advised by Davis Advisors. Mr. Feinberg started with Davis Advisors as a research analyst in December 1994.

o Chip Tucker has served as a Portfolio Manager of Davis Opportunity Fund since May 2004, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Tucker joined Davis Advisors in April 2002 and served as a portfolio manager for US Trust Company from April 2001 to April 2002, as a portfolio manager for Desai Capital Management, Inc., from April 1998 to March 2001.

o Kent Whitaker has served as a Portfolio Manager of Davis Opportunity Fund since May 2004, manages other equity funds advised by Davis Advisers, and also serves as research analyst for Davis Advisors. Mr. Whitaker joined Davis Advisors in August 2000 and served Amoco Corp. and BP PLC in a variety of general management and financial management positions from 1989 until August 2000.

o Danton Goei has served as a Portfolio Manager of Davis Opportunity Fund since May 2004, manages other equity funds advised by Davis Advisers, and also serves as research analyst for Davis Advisors. Mr. Goei joined Davis Advisors in November 1998.

o Tania Pouschine has served as a Portfolio Manager of Davis Opportunity Fund since May 2004, manages other equity funds advised by Davis Advisers, and also serves as research analyst for Davis Advisors. Ms. Pouschine joined Davis Advisors in July 2003. and


                      PROSPECTUS o DAVIS SERIES, INC. o 44
     from 1993 to 2003, Ms. Pouschine worked as an analyst and portfolio manager at Ruane, Cunniff.

o Jae Chung has served as a Portfolio Manager of Davis Opportunity Fund since May 2004, manages other equity funds advised by Davis Advisers, and also serves as research analyst for Davis Advisors. Mr. Chung joined Davis Advisors in September 2003. From 2000 to September 2003 Mr Chung served as a portfolio manager for Marcstone Capital Management. From 1996 to 2000 Mr. Chung served as a portfolio manager and analyst with Franklin Mutual Advisers.

o Dwight Blazin has served as a Portfolio Manager of Davis Opportunity Fund since May 2004, manages other equity funds advised by Davis Advisers, and also serves as research analyst for Davis Advisors. Mr. Blazin joined Davis Advisors in 1997.

Davis Financial Fund

o Christopher C. Davis has served as a Portfolio Manager of Davis Financial Fund since inception in May 1991, and also manages other equity funds advised by Davis Advisors. Mr. Davis served as Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 through September 1995.

o Kenneth Charles Feinberg has served as a Portfolio Manager of Davis Financial Fund since May 1997, and also manages other equity funds advised by Davis Advisors. Mr. Feinberg started with Davis Advisors as a research analyst in December 1994.

Davis Real Estate Fund

o Andrew A. Davis has served as a Portfolio Manager of Davis Real Estate Fund since inception in January 1994, and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as a portfolio manager for Davis Advisors since 1993.

o Chandler Spears has served as a Portfolio Manager of Davis Real Estate Fund since August 2002, and also manages other equity funds advised by Davis Advisors. Mr. Spears has served as a research analyst at Davis Advisors since November 2000. Before joining Davis Advisors, Mr. Spears was employed as the director of investor relations for Charles E. Smith Residential Realty, Inc., in Arlington, Virginia. Prior to that he was a principal and director of real estate research of SNL Securities, LC, in Charlottesville, Virginia.


                      PROSPECTUS o DAVIS SERIES, INC. o 45

Davis Appreciation & Income Fund

o Andrew A. Davis has served as a Portfolio Manager of Davis Appreciation & Income Fund since February 1993, and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as a portfolio manager for Davis Advisors since 1993.

o Jason Voss, CFA, has served as a Portfolio Manager of Davis Appreciation & Income Fund since September 2000. Mr. Voss has served as a research analyst at Davis Advisors since May 1998.

Davis Government Bond Fund and
Davis Government Money Market Fund

Creston King, CFA, has served as a Portfolio Manager of Davis Government Bond Fund and Davis Government Money Market Fund since August 1999. Mr. King also manages other government bond and money market funds advised by Davis Advisors. From August 1993 until he joined Davis Advisors in June 1999, Mr. King was a trader, analyst and portfolio manager for U.S. Global Investors, Inc., where he managed various money market funds and bond funds.

K The Davis Investment Philosophy

Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, and Davis Appreciation & Income Fund are managed using the Davis investment philosophy, which stresses a back-to-basics approach. We perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term.

Over the years, the Fund's investment adviser, Davis Selected Advisers, L.P. ("Davis Advisors"), has developed a list of characteristics that we believe allow companies to expand earnings over the long term and minimize risk to enhance their potential for superior long-term returns. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management
Proven track record
Significant personal ownership in business
Intelligent allocation of capital
Smart application of technology to improve business and lower costs


                      PROSPECTUS o DAVIS SERIES, INC. o 46

Strong Financial Condition and Profitability
Strong balance sheet
Low cost structure / low debt
High after-tax returns on capital
High quality of earnings

Strategic Positioning for the Long Term
Non-obsolescent products / services
Dominant or growing market share in a growing market
Global presence and brand names

We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses.

K Other Investment Strategies

Each Fund's investment objectives are described in its respective Overview. The Funds' investment objectives are not fundamental policies and may be changed by the Board of Directors without a vote of shareholders. A Fund's prospectus would be amended before any change in investment objective, and shareholders would be promptly notified of the change.

Each Fund's principal investment strategies and main risks are also described in its Overview. The Funds are not limited to investing in the securities and using the principal investment strategies described in the Overviews. Under normal circumstances, each Fund may also purchase other kinds of securities; engage in active trading (which would increase portfolio turnover and commission expenses and may increase taxable distributions); or employ other investment strategies that are not principal investment strategies, if, in Davis Advisors' professional judgment, the securities or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether (i) they may assist a Fund in pursuing its investment objective; (ii) they are consistent with a Fund's investment strategy; (iii) they will cause a Fund to violate any of its investment restrictions; and (iv) they will materially change a Fund's risk profile as described in this prospectus and the Funds' Statement of Additional Information, as amended from time to time. The


                      PROSPECTUS o DAVIS SERIES, INC. o 47

Statement of Additional Information discusses these securities and investment strategies.

Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, and Davis Appreciation & Income Fund may invest in companies located or doing business in foreign countries. Foreign countries involve risks that may cause a Fund's performance to be more volatile than it would be if we invested solely in domestic companies. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation. The securities may be denominated in foreign currencies, which "float" in value against the U.S. dollar. When foreign currencies lose value against the U.S. dollar, the value of the Fund's investments denominated in foreign currencies will lose value when they are converted to U.S. dollars.

Each Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. A Fund may also use short-term investments for temporary defensive purposes. In the event that our portfolio managers anticipate a decline in the market values of the companies in which a Fund invests (due to economic, political or other factors), we may reduce a Fund's risk by investing in short-term securities until market conditions improve. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.

For more details concerning current investments and market outlook, please see the Funds' most recent annual or semi-annual report.


                      PROSPECTUS o DAVIS SERIES, INC. o 48

ONCE YOU INVEST
--------------------------------------------------------------------------------
IN DAVIS FUNDS
--------------------------------------------------------------------------------

This section describes how your investment is valued, how you earn money on your investment and how the government may tax these earnings.

K How Your Shares Are Valued

Once you open your Davis Funds account, you may buy or sell shares on any business day. The price of your shares in a Davis Fund is based upon the total value of the Fund's investments. Your account balance may change daily because the share price may change daily.

The value of one share of a Davis Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier.

The business sections of many, but not all, major newspapers publish Davis Funds' net asset values. If you have access to the Internet, you can also check the net asset value on our website (www.davisfunds.com).

Valuation of Portfolio Securities

Securities are valued primarily on the basis of market quotations. However, Davis Funds have adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value, or sold at the net asset value next determined after Davis Funds' transfer agent receives and accepts your request. A contingent deferred sales charge may apply at the time you sell.

If any of a Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur after the time that their prices are determined and the Fund's shares are priced may not be reflected in the Fund's share price. Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the value of some of the Fund's foreign investments might change significantly on those days when investors cannot buy or redeem shares. Davis Funds have adopted procedures designed to identify and


                      PROSPECTUS o DAVIS SERIES, INC. o 49
react to significant events in foreign markets that would have a material effect on a Fund's net asset value. Notwithstanding, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund's shares even if there has not been any change in the foreign currency price of that Fund's investments.

Davis Government Money Market Fund typically values all of its securities at amortized cost. Normally, the share price of Davis Government Money Market Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that the Fund's Board of Directors believes will cause a material deviation between the amortized cost of the Fund's debt securities and the market value of those securities, the Board will consider taking temporary action to maintain a fixed price or to prevent material dilution or other unfavorable consequences to Fund shareholders. This temporary action could include withholding dividends, paying dividends out of surplus, realizing gains or losses, or using market valuation to calculate net asset value rather than amortized cost.


                      PROSPECTUS o DAVIS SERIES, INC. o 50

K How We Pay Earnings

There are two ways you can receive payments from the Davis Fund you invest in:

o Dividends. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o Capital gains. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.

If you would like information about when a particular Davis Fund pays dividends and distributes capital gains, please call 1-800-279-0279. Unless you choose otherwise, the Davis Funds will automatically reinvest your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party or sent to an address other than your address of record.

We also offer a Dividend Diversification Program, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on IRS Form W-9 that your Taxpayer Identification Number is correct and you are not subject to backup withholding. If you are subject to backup withholding, or you did not certify your Taxpayer Identification Number, the IRS requires the Davis Funds to withhold a percentage of any dividends paid and redemption or exchange proceeds received.

--------------------------------------------------------------------------------

How to Put Your Dividends and Capital Gains to Work

You can have all of your dividends and capital gains automatically invested in the same Fund or the same share class of any other Davis Fund. To be eligible for this Dividend Diversification Program, all accounts involved must be registered under the same name and same class of shares. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with ten days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. If you wish to establish this program after your account has been opened, call for more information.

--------------------------------------------------------------------------------

K Federal Income Taxes

Taxes on Distributions

Distributions you receive from the fund may be subject to federal income tax and may also be subject to state or local taxes unless you are exempt from taxation.

For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from a fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

Davis Funds will send you a statement each year showing the tax status of all your distributions.

Taxes on Transactions

Your redemptions, including exchanges between different Davis Funds, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.


                      PROSPECTUS o DAVIS SERIES, INC. o 52

More information concerning federal taxes is available in the Statement of Additional Information. We recommend that you consult with a tax advisor about dividends and capital gains that may be received from the Davis Funds.

K Fees and Expenses of the Funds

Each Fund must pay operating fees and expenses.

Management Fee

The management fee covers the normal expenses of managing the Fund, including compensation, research costs, corporate overhead expenses and related expenses. Davis Funds offer different classes of shares in other prospectuses. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance

Other Expenses

Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit, and custodial fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences and payments to third parties that provide recordkeeping services or administrative services for investors in the Fund.

Total Fund Operating Expenses

The total cost of running a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly; instead operating costs are taken out before the Fund's NAV is calculated and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that class of shares. Investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category.


                      PROSPECTUS o DAVIS SERIES, INC. o 53

Other Compensation Paid to Dealers and Other Financial Intermediaries

The Distributor for the Davis Funds, Davis Distributors, LLC (the "Distributor"), and Davis Advisors make substantial payments from their own resources, which include the management fees received from the Davis Funds and other clients, to compensate financial intermediaries, broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of the Davis Fund's shares. These expenses are paid by the Distributor and not by the Funds. The Statement of Additional Information provides more information concerning these payments. Investors should consult their financial intermediary regarding the details of the payments they may receive in connection with the sale of Davis Fund shares.


                      PROSPECTUS o DAVIS SERIES, INC. o 54

HOW TO
OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open an account if you invest:

o At least $5 million for an institution (trust company, bank trust, endowment, pension plan, foundation) acting on behalf of its own account or one or more clients.

o At least $5 million for a government entity (a state, county, city, department, authority or similar government agency).

o With an account established under a "wrap account" or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by the Distributor.

o At least $500,000 for a 401(k) plan 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase pension plan, defined benefit plan, or non-qualified deferred compensation plan where plan level or omnibus accounts are held on the books of the Fund.

The Distributor may waive the investment minimums at its discretion. For purposes of the minimums, the Distributor may treat appropriately related investors (for example, trust funds of the same bank, separate accounts of the same insurance company, clients whose funds are managed by a single bank, insurance company, investment adviser, broker-dealer, or institutional clients of a financial intermediary that maintains an omnibus account with the fund) as a single investor.


                      PROSPECTUS o DAVIS SERIES, INC. o 55

--------------------------------------------------------------------------------

                       Three Ways You Can Open an Account

(1) By mail. Fill out the Application Form and mail it to our service provider, State Street Bank and Trust. You must sign the Application Form. Include a check made payable to Davis Funds or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. Davis Funds will not accept third-party checks, starter checks, traveler's checks or money orders.

(2) By dealer. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our Distributor. Please note that your dealer may charge a service fee or commission for these transactions.

(3) By wire. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call the Distributor and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

     State Street Bank and Trust Company
     Boston, MA 02210
     Attn: Mutual Fund Services
     [Name of Davis Fund that you are buying]
     Shareholder Name
     Shareholder Account Number
     Federal Routing Number 011000028
     DDA Number 9904-606-2

--------------------------------------------------------------------------------


                      PROSPECTUS o DAVIS SERIES, INC. o 56

K Anti-Money Laundering Compliance

Davis Funds and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Distributor may request additional information from you to verify your identity and source of funds. If you do not provide the information the Davis Funds may not be able to open your account. If at any time the Funds believe an investor may be involved in suspicious activity, or if certain account information matches information on government lists of suspicious persons, they may choose not to establish a new account or may be required to "freeze" a shareholder's account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or the Distributor to inform the shareholder that it has taken the actions described above.


                      PROSPECTUS o DAVIS SERIES, INC. o 57

HOW TO
BUY, SELL AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Once you have established an account with Davis Funds, you can add to or withdraw from your investment. This prospectus describes the types of transactions you can perform as a Davis Funds shareholder including how to initiate these transactions and the charges that you may incur (if any) when buying, selling or exchanging shares. A transaction will not be executed until all required documents have been received in good order. These procedures and charges may change over time and the prospectus in effect at the time a transaction is initiated will determine the procedures and charges which will apply to the transaction.

Right to Restrict or Reject any Purchase or Exchange Order

Purchases and exchanges should be made for investment purposes only. The Fund and the Distributor reserve the right to reject or restrict any purchase or exchange order for any reason. The Funds are not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases or exchanges that are part of activity that the Funds or Distributor have determined may involve actual or potential harm to a Fund may be rejected.

--------------------------------------------------------------------------------

                   Three Ways to Buy, Sell and Exchange Shares

(1) By telephone. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Time) or use our automated telephone system at any time, day or night.

(2) By mail. Send the request to our service provider, State Street Bank and Trust Company.

     Regular mail:
     State Street Bank and Trust Company
     c/o Davis Funds
     P.O. Box 8406, Boston, MA 02266-8406

--------------------------------------------------------------------------------

     Express shipping:
     State Street Bank and Trust Company
     c/o Davis Funds
     66 Brooks Drive, Braintree, MA 02184

(3) By dealer. Contact a dealer who then will make the transaction through our Distributor. Please note that your dealer may charge a service fee or commission for these transactions.

The Davis Funds do not issue certificates for any class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Davis Funds by State Street Bank and Trust. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, and automatic exchanges and withdrawals will be confirmed at least quarterly. Davis Government Money Market Fund sends out statements once a month, not every time you purchase or sell shares.

K When Your Transactions Are Processed

The per-share price for purchases or sales made through our Distributor will be processed on the same day if the order is received before 4 p.m. Eastern Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o    Receive your order before 4 p.m. Eastern Time.

o    Promptly transmit the order to State Street Bank and Trust.

K Buying More Shares

When you purchase shares by mail, send a check made payable to Davis Funds for the amount of purchase to our service provider, State Street


                      PROSPECTUS o DAVIS SERIES, INC. o 59

Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund and your account number, indicating that the investment should be made in Class Y shares.

When you buy shares through a dealer, you may be charged a service fee or commission for these transactions.

K Selling Shares

You may sell back all or part of your shares in any Davis Fund in which you invest (known as a redemption) on any business day, at net asset value. You can sell the shares by telephone, by internet, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or the dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" below).

When you sell shares through a dealer, you may be charged a service fee or commission for these transactions.

Redemption proceeds are usually paid to you by check within seven days after State Street Bank and Trust receives your proper sale request. You may redeem shares on any business day. Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust to be reasonably sure that all checks or drafts (including certified or cashier's checks) for shares purchased have cleared, normally not exceeding fifteen calendar days.

What You Need to Know Before You Sell Your Shares

o You will always receive cash for sales that total less than $250,000 or one percent of a Fund's net asset value during any ninety-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.


                      PROSPECTUS o DAVIS SERIES, INC. o 60

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last thirty days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o In the past, the Davis Funds issued certificates. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

o    A sale may produce a gain or loss. Gains may be subject to tax.

o The Securities and Exchange Commission may suspend redemption of shares under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

Medallion Signature Guarantee

To protect you and the Davis Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of a United States stock exchange participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted.

Stock Power

This is a letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.

Wiring Sale Proceeds to Your Bank Account

You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service (State Street Bank and Trust charges $50 for wiring money internationally), and receiving banks may also charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business


                      PROSPECTUS o DAVIS SERIES, INC. o 61
day after the sale. Alternatively, redemption through Automated Clearing House will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the Banking Instructions section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

K Exchanging Shares

You can sell Class Y shares of any Davis Fund to buy Class Y shares in any other Davis Fund. This is known as an exchange. You can only exchange shares from your account within the same class and under the same registration. You can exchange shares by telephone, by internet, by mail or through a dealer. The initial exchange must be for at least $5 million for institutions or government entities or minimums set by wrap program sponsors. Class A shareholders who are eligible to buy Class Y shares may also exchange their shares for Class Y shares of the Fund. Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern Time.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. In the past, the Davis Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to State Street Bank and Trust accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see the section "What You Need to Know Before You Sell Your Shares" for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for each transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Davis Fund. For federal income tax purposes, exchanges between Davis Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.


                      PROSPECTUS o DAVIS SERIES, INC. o 62

There are limits to the number of exchanges you can make each year. Currently, four exchanges between Davis Funds are allowed during a twelve month period. You may make an unlimited number of exchanges out of Davis Government Money Market Fund. Automatic exchanges are excluded from this provision. The Distributor must approve in writing any exchanges above the limit.

Market Timing

The Davis Funds are not designed for professional market timing organizations or other organizations or individuals engaged in market timing strategies, programmed exchanges, frequent exchanges or exchanges that are large in relation to the total assets of the Fund. Market timing strategies are disruptive to the Funds. If a Davis Fund determines that your exchange patterns reflect a market timing strategy, the Davis Funds reserve the right to take any action permitted under applicable rules and standards, including but not limited to: (i) refusing to accept your orders to purchase Fund shares, and/or (ii) restricting the availability of exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services.


                      PROSPECTUS o DAVIS SERIES, INC. o 63

--------------------------------------------------------------------------------

               You can make exchanges among any of the Davis Funds
                     without paying additional sales charges

     Equity Funds

     o    Davis New York Venture Fund

     o    Davis Opportunity Fund

     o    Davis Financial Fund

     Growth & Income Funds

     o    Davis Real Estate Fund

     o    Davis Appreciation & Income Fund

     Government Bond Fund

     o    Davis Government Bond Fund

     Government Money Market Fund

     o    Davis Government Money Market Fund

For more information about any of the other Davis Funds, including risks, charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

--------------------------------------------------------------------------------

K Telephone Transactions

A benefit of investing through Davis Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call the Distributor, you can perform a transaction with Davis Funds in one of two ways:

o Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Time).

o If you have a TouchTone(TM)telephone, you can use Davis Funds' automated telephone system, known as Davis Direct Access, 24 hours a day, seven days a week.

When you buy, sell or exchange shares over the telephone, you agree that the Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and


                      PROSPECTUS o DAVIS SERIES, INC. o 64
a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by telephone.

K Internet Transactions

You can use our website--www.davisfunds.com--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online. You may also request confirmation statements and tax summary information to be mailed to the address on file. Please review our website for more complete information. If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the Fund(s) in which you are invested, your account number and your Social Security Number. Davis Funds provides written confirmation of your initial access and any time you buy, sell or exchange shares. You must also establish a unique and confidential Personal Identification Number (PIN). This PIN is required each time you access your Davis account online.

When you buy, sell or exchange shares over the Internet, you agree that the Davis Funds are not liable for following instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Funds may be liable for any loss from unauthorized instructions.

You can use Davis Direct Access to:

o    Get the price, total return and fund description for any Davis Fund.

o    Check your account balance and other account information.

o    Buy, sell and exchange shares.*

o    Get the mailing address and wire instructions for any Davis Fund.

* Retirement Accounts may be subject to restrictions.


                      PROSPECTUS o DAVIS SERIES, INC. o 65

OTHER
INFORMATION
--------------------------------------------------------------------------------

K Dividends and Distributions

o The Davis Equity Funds (i.e. Davis New York Venture Fund, Davis Opportunity Fund, and Davis Financial Fund) ordinarily distribute their dividends and capital gains, if any, in December.

o The Davis Growth & Income Funds (i.e. Davis Real Estate Fund and Davis Appreciation & Income Fund) ordinarily distribute dividends and quarterly and capital gains, if any, in December.

o Davis Government Bond Fund and Davis Government Money Market Fund ordinarily distribute dividends monthly. Davis Government Bond Fund ordinarily distributes capital gains, if any, in December. Davis Government Money Market Fund does not ordinarily distribute capital gains.

o When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. Davis Government Bond Fund's and Davis Government Money Market Fund's net asset values are not affected by dividend payments.

You may elect to reinvest dividend and/or capital gain distributions to purchase additional shares of any Davis Fund, or you may elect to receive them in cash. Many shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.


                      PROSPECTUS o DAVIS SERIES, INC. o 66

K Financial Highlights

These tables are designed to show you the financial performance of each of the Funds in this prospectus for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

This information has been audited by KPMG LLP. KPMG LLP's report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request.


                      PROSPECTUS o DAVIS SERIES, INC. o 67

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                  Year ended December 31,
                                                       ----------------------------------------------
                                                        2003      2002      2001    2003(3)   1999(3)
                                                       ------   -------    ------   -------   -------
Net Asset Value, Beginning of Period ...............   $14.80   $ 17.07    $18.83   $22.31    $ 21.96
                                                       ------   -------    ------   ------    -------

Income (Loss) From Investment Operations
   Net Investment Loss .............................    (0.02)    (0.02)    (0.03)   (0.04)     (0.03)(5)
   Net Realized and Unrealized Gains (Losses) ......     6.15     (2.25)    (1.45)    2.24       6.03
                                                       ------   -------    ------   ------    -------
      Total From Investment Operations .............     6.13     (2.27)    (1.48)    2.20       6.00
                                                       ------   -------    ------   ------    -------

Dividends and Distributions
   Distributions from Realized Gains ...............       --        --     (0.27)   (5.68)     (5.65)
   Distributions in Excess of Net Realized Gains ...       --        --     (0.01)      --         --
                                                       ------   -------    ------   ------    -------
      Total Dividends and Distributions ............       --        --     (0.28)   (5.68)     (5.65)
                                                       ------   -------    ------   ------    -------

Net Asset Value, End of Period .....................   $20.93   $ 14.80    $17.07   $18.83    $ 22.31
                                                       ======   =======    ======   ======    =======

Total Return(1).....................................    41.42%   (13.30)%   (7.81)%  11.83%     32.16%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) .........   $6,577   $ 4,353    $4,309   $4,176    $     5
   Ratio of Expenses to Average Net Assets .........     0.93%     0.93%     0.91%    0.93%      1.06%(4)
   Ratio of Net Investment Loss to
      Average  Net Assets ..........................    (0.10)%   (0.11)%   (0.18)%  (0.33)%    (0.26)%
   Portfolio Turnover Rate(2) ......................    42.34%    42.74%    40.96%   60.06%    100.30%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) In 1999 and 2000 the Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

(4) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.05% for 1999.

(5) Per share calculations were based on average shares outstanding for the period.


                      PROSPECTUS o DAVIS SERIES, INC. o 68

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                       Year ended December 31,
                                                          ------------------------------------------------
                                                            2003      2002      2001        2000     1999
                                                          -------   -------   -------     -------   ------
Net Asset Value, Beginning of Period ..................   $ 27.00   $ 33.27   $ 36.56     $ 29.21   $29.40
                                                          -------   -------   -------     -------   ------

Income (Loss) From Investment Operations
   Net Investment Income (Loss) .......................      0.17      0.14        --(3)    (0.01)    0.20
   Net Realized and Unrealized Gains (Losses) .........      9.86     (6.41)    (3.29)       9.29    (0.39)
                                                          -------   -------   -------     -------   ------
      Total From Investment Operations ................     10.03     (6.27)    (3.29)       9.28    (0.19)
                                                          -------   -------   -------     -------   ------

Dividends and Distributions
   Distributions from Realized Gains ..................        --        --        --       (1.91)      --
   Distribution in Excess of Net Realized Gains .......        --        --        --       (0.02)      --
                                                          -------   -------   -------     -------   ------
      Total Dividends and Distributions ...............        --        --        --       (1.93)      --
                                                          -------   -------   -------     -------   ------

Net Asset Value, End of Period ........................   $ 37.03   $ 27.00   $ 33.27     $ 36.56   $29.21
                                                          =======   =======   =======     =======   ======

Total Return(1) .......................................     37.15%   (18.85)%   (9.00)%     32.42%   (0.65)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ............   $11,563   $12,727   $23,266     $22,394   $8,260
   Ratio of Expenses to Average Net Assets ............      0.91%     0.88%     0.87%       0.89%    0.86%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets ....................      0.46%     0.41%     0.01%      (0.05)%   0.54%
   Portfolio Turnover Rate(2)..........................      9.29%    14.88%    17.80%      34.72%   17.55%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.


                      PROSPECTUS o DAVIS SERIES, INC. o 69

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
--------------------------------------------------------------------------------

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                       Year ended December 31,
                                                          -----------------------------------------------
                                                            2003      2002      2001      2000      1999
                                                          -------   -------   -------   -------   -------
Net Asset Value, Beginning of Period ..................   $ 22.93   $ 22.42   $ 22.20   $ 18.38   $ 20.86
                                                          -------   -------   -------   -------   -------

Income (Loss) From Investment Operations
   Net Investment Income ..............................      1.02      0.91      0.85      0.83      0.80
   Net Realized and Unrealized Gains (Losses) .........      7.58      0.51      0.44      3.91     (2.28)
                                                          -------   -------   -------   -------   -------
      Total From Investment Operations ................      8.60      1.42      1.29      4.74     (1.48)
                                                          -------   -------   -------   -------   -------

Dividends and Distributions
   Net Investment Income ..............................     (1.02)    (0.91)    (0.85)    (0.83)    (0.86)
   Distribution in Excess of Net Investment Income ....        --        --     (0.22)    (0.09)    (0.14)
                                                          -------   -------   -------   -------   -------
      Total Dividends and Distributions ...............     (1.02)    (0.91)    (1.07)    (0.92)    (1.00)
                                                          -------   -------   -------   -------   -------

Net Asset Value, End of Period ........................   $ 30.51   $ 22.93   $ 22.42   $ 22.20   $ 18.38
                                                          =======   =======   =======   =======   =======

Total Return(1) .......................................     38.10%     6.33%     5.95%    26.24%    (7.21)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ............   $53,740   $39,456   $39,203   $43,432   $43,136
   Ratio of Expenses to Average Net Assets ............      0.84%     0.84%     0.85%     0.89%     0.85%
   Ratio of Net Investment Income to Average
      Net Assets ......................................      3.86%     3.61%     3.75%     4.03%     4.18%
   Portfolio Turnover Rate(2) .........................     25.93%    52.57%    34.91%    17.68%    52.22%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


                      PROSPECTUS o DAVIS SERIES, INC. o 70

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS APPRECIATION & INCOME FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                   Year ended December 31,
                                                     ---------------------------------------------------
                                                       2003      2002       2001       2000         1999
                                                     -------   -------    -------    -------      -------
Net Asset Value, Begin-ning of Period .............  $ 20.38   $ 21.43    $ 24.05    $ 25.29      $ 23.84
                                                     -------   -------    -------    -------      -------

Income (Loss) From Investment Operations
   Net Investment Income .........................      0.78      0.84       0.82       0.86         0.82
   Net Realized and Unrealized Gains (Losses) ....      4.66     (1.05)     (2.61)     (1.00)        2.25
                                                     -------   -------    -------    -------      -------
      Total From Investment Operations ...........      5.44     (0.21)     (1.79)     (0.14)        3.07
                                                     -------   -------    -------    -------      -------

Dividends and Distributions
   Net Investment Income .........................     (0.78)    (0.84)     (0.82)     (0.89)       (0.84)
   Distributions from Realized Gains .............        --        --         --      (0.19)       (0.77)
   Return of Capital .............................        --        --      (0.01)     (0.02)       (0.01)
                                                     -------   -------    -------    -------      -------
      Total Dividends and Distributions ..........     (0.78)    (0.84)     (0.83)     (1.10)       (1.62)
                                                     -------   -------    -------    -------      -------

Net Asset Value, End of Period ...................   $ 25.04   $ 20.38    $ 21.43    $ 24.05      $ 25.29
                                                     =======   =======    =======    =======      =======

Total Return(1) ..................................     27.13%    (0.96)%    (7.43)%    (0.70)%      13.30%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) .......   $25,892   $19,445    $20,865    $28,865      $33,221
   Ratio of Expenses to Average Net Assets .......      0.88%     0.88%      0.88%      0.88%(3)     0.87%
   Ratio of Net Investment Income
      to Average Net Assets ......................      3.60%     3.90%      3.52%      3.22%        3.24%
   Portfolio Turnover Rate(2) ....................     33.35%    34.26%     20.38%     24.50%       32.99%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.87% for 2000.


                      PROSPECTUS o DAVIS SERIES, INC. o 71

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                  Year ended December 31,
                                                    --------------------------------------------------
                                                      2003     2002        2001      2000        1999
                                                    -------   ------     -------   -------     -------
Net Asset Value, Beginning of Period ............   $  5.97   $ 5.72     $  5.64   $  5.42     $  5.92
                                                    -------   ------     -------   -------     -------

Income (Loss) From Investment Operations
   Net Investment Income ........................      0.11     0.22        0.29      0.31        0.24(3)
   Net Realized and Unrealized Gains (Losses) ...     (0.10)    0.28        0.07      0.22       (0.40)
                                                    -------   ------     -------   -------     -------
         Total From Investment Operations .......      0.01     0.50        0.36      0.53       (0.16)
                                                    -------   ------     -------   -------     -------

Dividends and Distributions
   Net Investment Income ........................     (0.18)   (0.25)      (0.28)    (0.31)      (0.30)
   Return of Capital ............................     (0.03)      --          --        --(4)    (0.04)
   Distribution in Excess of Net
      Investment Income .........................        --       --(4)       --        --          --
                                                    -------   ------     -------   -------     -------

         Total Dividends and Distributions ......     (0.21)   (0.25)      (0.28)    (0.31)      (0.34)
                                                    -------   ------     -------   -------     -------

Net Asset Value, End of Period ..................   $  5.77   $ 5.97     $  5.72   $  5.64     $  5.42
                                                    =======   ======     =======   =======     =======

Total Return(1) .................................      0.17%    9.05%       6.54%    10.08%      (2.73)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ......   $   263   $  296     $   438   $   117     $    17
   Ratio of Expenses to Average Net Assets ......      0.92%    0.88%       0.96%     1.02%       0.92%
   Ratio of Net Investment Income to
      Average Net Assets ........................      2.17%    3.60%       4.85%     5.58%       5.35%
   Portfolio Turnover Rate(2) ...................    121.61%   69.89%     149.03%   140.66%     150.54%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Per share calculations were based on average shares outstanding for the period.

(4)  Less than $0.005 per share.


                      PROSPECTUS o DAVIS SERIES, INC. o 72

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                Year ended December 31,
                                                   ----------------------------------------------------
                                                     2003       2002       2001       2000       1999
                                                   --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period ...........   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                                                   --------   --------   --------   --------   --------

Income From Investment Operations
   Net Investment Income .......................       .006       .014       .037       .058       .044

Dividends
   Net Investment Income .......................      (.006)     (.014)     (.037)     (.058)     (.044)
                                                   --------   --------   --------   --------   --------
Net Asset Value, End of Period .................   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                                                   ========   ========   ========   ========   ========

Total Return(1) ................................       0.62%      1.38%      3.77%      5.91%      4.51%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) .....   $571,431   $600,912   $505,713   $559,216   $553,977
   Ratio of Expenses to Average Net  Assets ....       0.60%      0.59%      0.59%      0.59%      0.61%
   Ratio of Net Investment Income to
      Average Net Assets .......................       0.62%      1.35%      3.75%      5.77%      4.52%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

                      PROSPECTUS o DAVIS SERIES, INC. o 73

K Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you, or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


                      PROSPECTUS o DAVIS SERIES, INC. o 74

OBTAINING
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

For more information about the Davis Funds, request a free copy of the Statement of Additional Information or Annual or Semi-Annual Report. The Statement of Additional Information provides more detailed information about the Davis Funds and their management and operations. The Annual Report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Semi-Annual Report updates information provided in the Annual Report for the succeeding six months.

The Davis Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

How to Get More Information

o By telephone. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time. You may also call this number for account inquiries.

o By mail. Write to State Street Bank and Trust Company, c/o Davis Funds, P.O. Box 8406, Boston, MA 02266-8406.

o    On the Internet. www.davisfunds.com.

o From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, or by sending an electronic request to publicinfo@sec.gov. Reports and other information about the Funds are also available by or by visiting the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-942-8090.

                                        Investment Company Act File No. 811-2679

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2004

                             Davis Opportunity Fund
                              Davis Financial Fund
                             Davis Real Estate Fund
                        Davis Appreciation & Income Fund
                           Davis Government Bond Fund
                       Davis Government Money Market Fund

                                    Series of
                               Davis Series, Inc.
                        2949 East Elvira Road, Suite 101
                              Tucson, Arizona 85706
                                 1-800-279-0279

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Class A, Class B and Class C prospectus dated May 1, 2004, and the Class Y prospectus dated May 1, 2004 for the Davis Series Funds. This Statement of Additional Information incorporates the prospectuses by reference. The prospectuses may be obtained from the Funds.

The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents that are available on request and without charge by calling Shareholder Services. The Annual Report, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference in this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
SECTION I: Investment Strategies, Risks and Restrictions...........................3

   Additional Information About the Funds' Investment Strategies and Risks.........3
   Portfolio Transactions.........................................................23
   Investment Restrictions........................................................26

SECTION II: Key Persons...........................................................31

   Organization of the Funds......................................................31
   Directors and Officers.........................................................31
   Directors......................................................................31
   Independent Directors' Compensation ...........................................35
   Officers.......................................................................36
   Standing Committees of the Board of Directors..................................37
   Directors' Fund Holdings.......................................................38
   Independent Directors' Affiliations and Transactions...........................39
   Certain Shareholders of the Funds..............................................39
   Investment Advisory Services...................................................45
   Distribution of Fund Shares....................................................48
   Other Important Service Providers..............................................54

SECTION III: Classes of Shares, Purchases, Exchanges and Redemptions..............55

   Selecting the Appropriate Class of Shares......................................55
   How to Purchase Shares.........................................................61
   Special Services...............................................................61
   Exchange of Shares.............................................................62
   Redemption of Shares...........................................................62

SECTION IV: General Information...................................................64

   Determining the Price of Shares................................................64
   Dividends and Distributions....................................................64
   Federal Income Taxes...........................................................65
   Performance Data...............................................................67

APPENDIX A: Quality Ratings of Debt Securities....................................81

APPENDIX B: Terms and Conditions for a Statement of Intention.....................83

APPENDIX C:  Summary of  Proxy Voting Procedures and Policies.....................84

SECTION I: Investment Strategies, Risks and Restrictions

                     ADDITIONAL INFORMATION ABOUT THE FUNDS'
                         INVESTMENT STRATEGIES AND RISKS

The Adviser. Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund, and Davis Government Money Market Fund (each a "Fund") are managed by Davis Selected Advisers, L.P. ("Adviser").

Principal Investment Strategies and Additional Investment Strategies. The investment objectives, principal investment strategies and the main risks of each Fund are described in the Funds' prospectuses. The Funds are not limited to just investing in the securities and using the principal investment strategies described in the prospectuses. The Funds may invest in other securities and use additional investment strategies if, in the Adviser's professional judgment, the securities or investment strategies are appropriate. Factors which the Adviser considers include whether: (i) they may assist the Fund in pursuing its investment objective; (ii) they are consistent with the Fund's investment strategy; (iii) they will cause the Fund to violate any of its investment restrictions; and (iv) they will materially change the Fund's risk profile as described in the Funds' prospectuses and Statement of Additional Information, as amended from time to time. This section of the Statement of Additional Information contains supplemental information about the Funds' principal investment strategies and also describes additional investment strategies that the Adviser and/or Davis Selected Advisers - NY, Inc. ("Sub-Adviser") may use to try to achieve the Funds' objectives. The composition of the Funds' portfolios and the strategies that the Adviser may use to try to achieve the Funds' investment objectives may vary depending on market conditions and available investment opportunities. The Funds are not required to use any of the investment strategies described below in pursuing their investment objectives. The Funds may use some of the investment strategies rarely or not at all. Whether a Fund uses a given investment strategy at a given time depends on the professional judgment of the Adviser.

There is no assurance that the Funds will achieve their investment objectives. An investment in the Funds may not be appropriate for all investors, and short-term investing is discouraged. The Funds' investment objectives are not fundamental policies and may be changed by the Board of Directors without a vote of shareholders. The Funds' prospectuses would be amended prior to any change in investment objective and shareholders would be promptly notified of the change.

In the discussions that follow, "Fund" applies equally to Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund and Davis Government Money Market Fund, unless the context indicates otherwise.

Equity Securities. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in their equity securities. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

Rights and Warrants. Rights and warrants are forms of equity securities. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Initial Public Offerings ("IPOs"). IPOs are a form of equity security. IPOs can have dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. These are companies that have been in operation for a short period of time. Small company


           Davis Series, Inc., Statement of Additional Information 3 securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in the IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.

Small- and Mid-Capitalization Companies. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case the Fund might receive a lower price for its holdings than otherwise might be obtained. Small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

Financial Services Sector. The Adviser has developed a special expertise in financial services companies and the Fund may, from time to time, invest a significant portion of its assets in the financial services sector if the Adviser believes that such investments are consistent with the Fund's investment strategy, may contribute to the Fund achieving its investment objectives and will not cause the Fund to violate any of its investment restrictions.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject


           Davis Series, Inc., Statement of Additional Information 4 to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Other Considerations. Regulations of the Securities and Exchange Commission ("SEC") impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. Although there are exceptions, a Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business, and (2) investments in insurance companies. A Fund generally is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

Real Estate Securities, Including REITs. Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include real estate investment trusts ("REITs") or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees, which would increase expenses and decrease returns.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, uninsured casualties or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such trusts also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 ("1940 Act"). Changes in interest rates also may affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.

Convertible Securities. Convertible Securities are a form of equity security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is


           Davis Series, Inc., Statement of Additional Information 5 solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a time certain, or on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled "Bonds and Other Debt Securities" and "High-Yield, High-Risk Debt Securities."

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

Fixed-income securities generally are considered to be interest rate-sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

Foreign Securities. Equity securities are issued by both domestic and foreign companies. Sometimes a company may be classified as either "domestic" or "foreign" depending upon which factors are considered most important for a given company. Factors which the Advisers considers include: (1) was the company organized under the laws of the United States or a foreign country; (2) are the company's securities principally traded in securities markets outside of the United States, (3) where does the company earn the majority of its revenues or profits; and (4) where does the company have the majority of its assets.

Foreign securities include, but are not limited to, equity securities, real estate securities, convertible securities and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities. To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid to the Fund, there would be a layering of fees that would increase expenses and decrease returns. When the Fund invests in foreign securities, their operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There generally is less information publicly available about foreign securities and securities markets, and there may be less


           Davis Series, Inc., Statement of Additional Information 6 government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes only.

Special Risks of Emerging Markets. Emerging and developing markets abroad may offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. Securities in emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. There may be even less liquidity in their securities markets, and settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries also may be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. Emerging countries may have less developed trading markets and exchanges. They may have less developed legal and accounting systems.

Bonds and Other Debt Securities. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that they are consistent with the Fund's investment strategies, may contribute to the Fund's investment objective and will not cause the Fund to violate any of its investment restrictions. The U.S. government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt Securities."

Bonds and other debt securities generally are interest rate-sensitive. During periods of falling interest rates, the value of debt securities held by the Fund generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

Average Maturities. Davis Government Money Market Fund limits the average maturity of its investment portfolio to 90 days or less. Davis Government Bond Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities available in U.S. Government Securities. The Adviser may adjust the average maturity of Davis Government Money Market Fund's portfolio and Davis Government Bond Fund's portfolio from time to time, depending on the Adviser's assessment of the relative yields available on securities of different maturities, and its assessment of future interest rate patterns and market risk. Thus, at various times, the average maturity of the portfolio may be relatively short (as short as one day for Davis Government Money Market Fund and one year to five years for Davis Government Bond Fund), and at other times may be relatively long (up to 90 days for Davis Government Money Market Fund and more than 10 years and up to 30 years for Davis Government Bond Fund). Davis Government Money Market Fund strives to maintain a constant net asset value per share of $1. There is no guarantee that the Fund will be successful. Davis Government Bond Fund does not attempt to maintain a fixed net asset value per share. Fluctuations in portfolio values and therefore fluctuations in


           Davis Series, Inc., Statement of Additional Information 7 the net asset value of its shares are more likely to be greater when Davis Government Bond Fund's average portfolio maturity is longer. The portfolio is likely to be principally invested in securities with short-term maturities in periods when the Adviser deems a more defensive position is advisable. For temporary periods, for defensive purposes, or to accommodate inflows of cash awaiting more permanent investment, it also may invest in short-term money market instruments, including repurchase agreements.

Government Securities. U.S. Government Securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S. government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. Government Securities, such as GNMA Certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the


           Davis Series, Inc., Statement of Additional Information 8 underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally when the level of interest rates rise, the value of the Fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the Fund's investment in government securities is likely to rise.

The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.

High-Yield, High-Risk Debt Securities. The real estate securities, convertible securities, bonds and other debt securities in which the Fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section titled "Quality Ratings of Debt Securities."

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the


           Davis Series, Inc., Statement of Additional Information 9

Fund to dispose of particular issues and may cause the Fund to incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet taxable distribution requirements.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic and industry conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, and the high-yield, high-risk market may depress the prices for such securities. If the negative factors such as the aforementioned adversely impact the market value of high-yield, high-risk securities, net asset value will be adversely affected.

The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in a decreased return. Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently, having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.

A description of each bond quality category is set forth in Appendix A. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be


           Davis Series, Inc., Statement of Additional Information 10 emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

Cash Management. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940
Act) that themselves primarily invest in temporary defensive investments, including commercial paper. To the extent that the management fees paid to the other investment companies are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.

Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible loss of all or a part of the income during this period, and (c) expenses of enforcing its rights.

The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.

Borrowing. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund also may borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund's assets and potentially exposing the Fund to leveraged losses.

Lending Portfolio Securities. The Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.

Lending activities are strictly limited as described in the section titled "Investment Restrictions." Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counterparties it believes to be creditworthy and requires that the counterparty deposit collateral with the Fund.


           Davis Series, Inc., Statement of Additional Information 11

When it loans securities, the Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities and is subject to gains or losses on those securities. The Fund also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, and/or (c) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Headline Risk. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

Short Sales. When the Fund believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. If the Fund sells a security short it will either own an offsetting "long position" (an economically equivalent security which is owned) or establish a "Segregated Account" as described in this Statement of Additional Information.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

The Fund has adopted a non-fundamental investment limitation that prevents it from selling any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

Restricted and Illiquid Securities. The Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid.

The restricted securities that the Fund may purchase include securities that have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and, if as a result of changed conditions it is determined that a Rule 144A Security is no longer


           Davis Series, Inc., Statement of Additional Information 12 liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

When-Issued and Delayed-Delivery Transactions. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists but that are not available for immediate delivery.

When such transactions are negotiated, the price (which generally is expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If the Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

When issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

A segregated account is not required when the Fund holds securities, options or futures positions whose values are expected to offset its obligations that would otherwise require a segregated account.

Segregated Accounts. A number of the Fund's investment strategies require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a "senior security" as that term is defined in the 1940 Act, the Fund will either: (i) own an offsetting position in securities, options or futures positions; or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund's books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with similar securities.


           Davis Series, Inc., Statement of Additional Information 13

Derivatives. The Fund can invest in a variety of derivative investments to pursue its investment objective or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below.

Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. To do so, the Fund could:

o    sell futures contracts;

o    buy puts on such futures or on securities; or

o    write covered calls on securities or futures.

The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o    buy futures; or

o    buy calls on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Adviser's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund can buy and sell futures contracts that relate to: (1) broad-based stock indices ("stock index futures"), (2) debt securities (these are referred to as "interest rate futures"), (3) other broad-based securities indices (these are referred to as "financial futures"), (4) foreign currencies (these are referred to as "forward contracts"), or (5) commodities (these are referred to as "commodity futures").

A broad-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party also may settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party also could enter into an offsetting contract to close out the position.

No money is paid or received by the Fund on the purchase or sale of a future. On entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.


           Davis Series, Inc., Statement of Additional Information 14

At any time before expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.

Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

When the Fund writes an over-the-counter ("OTC") option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund also can write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt


           Davis Series, Inc., Statement of Additional Information 15 of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction also will permit the Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.

Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

The Fund can buy puts whether it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling


           Davis Series, Inc., Statement of Additional Information 16 the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency. The Fund also can use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed on by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received.

The Fund also could use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the


           Davis Series, Inc., Statement of Additional Information 17 contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contact price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency that the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements would not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative, the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and offsetting contracts.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Index-Linked Notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay


           Davis Series, Inc., Statement of Additional Information 18 income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Debt Exchangeable for Common Stock of an Issuer or "Equity-Linked Debt Securities" of an Issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Adviser expected.

Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will identify liquid assets on its books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily as needed.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination generally is referred to as "aggregation."

Hedging Foreign Currency. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Fund to other risks, such as liquidity and counterparty risk. The Adviser exercises its professional judgment as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging also may be utilized; that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options


           Davis Series, Inc., Statement of Additional Information 19 on currencies and forward contracts, and adverse market movements therefore could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchases a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract; for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the Securities and Exchange Commission ("SEC") requires that over-the-counter options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.

The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

The Fund also may purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it follows its segregated account procedures.


           Davis Series, Inc., Statement of Additional Information 20

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies still are developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that:
(i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit; and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency on exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

Risks of Hedging With Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund also could experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broad-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices on which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might


           Davis Series, Inc., Statement of Additional Information 21 do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broad-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other


           Davis Series, Inc., Statement of Additional Information 22 purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. A previously disallowed loss generally is allowed at the point when there is no unrecognized gain in the offsetting positions making up the straddle or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. Following is a summary of the Adviser's trading policies which are described in Part II of its Form ADV. The Adviser is a discretionary investment adviser. Accordingly, The Adviser determines the securities and quantities to be bought and sold for each client's account.

Best Execution

The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. Best execution can only be verified after the fact. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, research, the range and quality of the services made available to clients, and the payment of bona fide client expenses. To the extent that Clients direct brokerage, the Adviser cannot be responsible for achieving best execution. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.

Cross Trades

When the Adviser deems it to be advantageous, one fund may purchase securities directly from an another fund which is also managed by the Adviser. This may happen due to a variety of circumstances, including situations when one fund must purchase securities due to holding excess cash and, at the same time, a different fund must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to both funds. The Adviser has adopted written procedures to ensure fairness to both funds.


           Davis Series, Inc., Statement of Additional Information 23

Investment Allocations

The Adviser considers many factors when allocating securities among clients, including but not limited to the client's investment style, applicable restrictions, availability of securities, available cash and other current holdings. The Adviser employs several portfolio managers, each of whom performs independent research and develops different levels of conviction concerning potential investments. Clients managed by the portfolio manager performing the research may receive priority allocations of limited investment opportunities that are in short supply, including initial public offerings ("IPOs").

Clients are not assured of participating equally or at all in particular investment allocations. The nature of a client's investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions. For example, (i) large cap equity clients are unlikely to participate in initial public offerings of small-capitalization companies, (ii) the Adviser is likely to allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursing long-term buy-and-hold strategies, and
(iii) private accounts generally do not participate in purchases of foreign securities.

The Adviser attempts to allocate limited investment opportunities, including IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity, or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients. The Adviser would then allocate the next limited investment opportunity to a different subset of eligible clients, rotating among subsets as limited investment opportunities are identified.

The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example, (i) the Adviser receives different advisory fees from different clients, (ii) the performance records of some clients are more public than the performance records of other clients; and (iii) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably the Davis Funds and Selected Funds), but do not invest their own capital in every client's account. The majority of the Adviser's clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including but not limited to: (i) the timing of cash deposits and withdrawals to and from an account, (ii) the fact that the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies, (iii) price and timing differences when buying or selling securities, and (iv) the clients' own different investment restrictions. The Adviser's trading policies are designed to minimize possible conflicts of interest in trading for its clients.

Order Priority

The Adviser' trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed accounts/wrap orders. The Adviser' trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed account/wrap program sponsors typically execute orders for managed account/wrap clients. The Adviser' trading desk attempts to coordinate the timing of orders to prevent the Adviser from "bidding against itself" on such orders.

Pattern Accounts

The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing Davis Large Cap Value investment strategy may be patterned after Davis New York Venture Fund. The client portfolio would be expected to own many, but not all, of the same portfolio securities as Davis New York Venture Fund. Davis New York Venture Fund usually owns more securities positions than the Adviser's typical Large Cap Value client. New portfolio holdings are not usually added to a client account pursuing a Large Cap Value strategy until the Adviser has enough confidence in the holding to make it a significant holding in Davis New York Venture Fund. The Adviser may not purchase or sell a given security on behalf of all


           Davis Series, Inc., Statement of Additional Information 24 clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.

The Adviser generally attempts to aggregate trades for accounts that are purchasing or selling the same security at approximately the same time. However, at times the Adviser executes trades for patterned client accounts after the trade has been executed for the designated mutual fund or the model portfolio that the client account is patterned after. Since most of the Adviser' transactions are in large capitalization exchange-traded equities, the Adviser believes that this does not usually impact the long-term performance of these clients.

Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (i) the execution of orders for clients that have directed that particular brokers be used may be delayed until the orders which do not direct a particular broker have been filled; (ii) the execution of orders may be delayed when the client (or responsible portfolio manager) requests such delay due to market conditions in the security to be purchased or sold; and
(iii) the execution of orders which are to be bunched or aggregated.

Aggregated Trades

The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client. However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser clients do not compete with one another trading in the market. Directed brokerage trades in a particular security are typically executed separately from, and possibly after, the Adviser's other client trades.

In general, all the Adviser clients (excluding clients who are directing brokerage and managed money/wrap accounts) seeking to purchase or sell a given security at approximately the same time will be aggregated into a single order. When that order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.

In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.

In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor unless, in the Adviser's reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated among the particular sponsor's participating clients on a random basis that is anticipated to be equitable over time.

Research Paid For With Commissions, "Soft Dollars"

The Adviser does not use client commission, "soft dollars", to pay for (i) computer hardware or software, or other electronic communications facilities;
(ii) publications, both paper based or electronic that are available to the general public; and (iii) third-party research services. If the Adviser determines to purchase such services, it pays for them using its own resources.

The Adviser's portfolio managers may take into account the research resources, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm


           Davis Series, Inc., Statement of Additional Information 25 which provides (i) important information concerning a company, (ii) introductions to key company officers, (iii) industry and company conferences, and (iv) other value added research services.

The Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser believes it is important to its investment decision-making to have access to independent research.

Exceptions

There are occasions when the Adviser varies the trading procedures and considerations described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same prices as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.

Portfolio Turnover. Because of the Funds' investment strategies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. The Funds anticipate that, during normal market conditions, their annual portfolio turnover rates will be less than 100%.

When the Adviser deems it to be appropriate, a Fund may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in initial public offerings. Active trading may result in the realization and distribution to shareholders of higher capital gains compared with a fund with less active trading strategies, which would increase shareholder tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

Portfolio Commissions

The Funds paid the following brokerage commissions:

                                             Fiscal year ended December 31,
                                             ------------------------------
                                               2003       2002       2001
                                             --------   --------   --------
Davis Opportunity Fund
Brokerage commissions paid:                  $445,405   $484,803   $238,004
Amount paid to brokers providing research:       4.50%      1.32%      1.62%

Davis Financial Fund
Brokerage commissions paid:                  $388,455   $646,953   $622,913
Amount paid to brokers providing research:      20.67%     10.20%      1.68%

Davis Real Estate Fund
Brokerage commissions paid:                  $211,025   $591,307   $458,142
Amount paid to brokers providing research:          0%         0%         0%

Davis Appreciation & Income Fund
Brokerage commissions paid:                  $ 60,407   $102,046   $ 66,391
Amount paid to brokers providing research:          0%         0%         0%

The Adviser reimbursed Davis Opportunity Fund and Davis Financial Fund for commissions paid to certain broker-dealers which received brokerage which was directed for sale of fund shares from January 1, 2000 to July 31, 2003. The amount paid to the Funds was: Davis Opportunity Fund $1,022, Davis Financial Fund $53,899.


           Davis Series, Inc., Statement of Additional Information 26

Investments in Certain Broker-Dealers. As of December 31, 2003, the Funds did not own any securities (excluding repurchase agreements) issued by any of the ten broker-dealers with whom it transacted the most business during the fiscal year ended December 31, 2003.

INVESTMENT RESTRICTIONS

The Funds follow investment strategies developed in accordance with the investment objective, policies and restrictions described in their prospectuses and this Statement of Additional Information.

The Funds have adopted the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the Funds' practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Funds' practices may change accordingly without a shareholder vote.

The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of: (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented; or
(ii) more than 50% of the eligible votes.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of a Fund are in terms of current market value.

(1) Diversification (all Funds except Davis Real Estate Fund). The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

Diversification (Davis Real Estate Fund). The Fund is not required to diversify its investments.

Further Explanation of Diversification Policy. The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform to the following: at the end of each quarter of the taxable year, at least 50% of the value of the Fund's total assets must be represented by: cash and cash items, U.S. government securities, securities of other regulated investment companies and "other securities." For this purpose, "other securities" does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.

(2) Concentration (Davis Opportunity Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund, and Davis Government Money Market Fund). The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.


           Davis Series, Inc., Statement of Additional Information 27

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Concentration (Davis Financial Fund). The Fund concentrates its investments in the financial services industry.

Further Explanation of Concentration Policy. Financial services is a "sector" composed of a number of "industries", examples of which are included in the following paragraph. The concentration policy requires the Fund to invest at least 25% of its assets in securities principally engaged in the financial services group of industries which together makeup the financial services sector. Due to the non-fundamental Name Policy, under normal circumstances the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than issuers in the financial services sector or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Concentration (Davis Real Estate Fund). The Fund concentrates its investments in real estate securities.

Further Explanation of Concentration Policy. Real estate is a "sector" composed of a number of "industries", examples of which are included in the following paragraph. The concentration policy requires the Fund to invest at least 25% of its assets in securities principally engaged in the real estate group of industries which together makeup the real estate sector. Due to the non-fundamental Name Policy, under normal circumstances the Fund invests at least 80% of its net assets plus any borrowing for investment purposes in securities issued by companies principally engaged in the real estate industry.

Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).


           Davis Series, Inc., Statement of Additional Information 28

Industry Classification for Concentration Policies (for all Davis Series Funds). The Funds generally use BLP Equity Economic Sectors ("BLP Code") as published by Bloomberg L.P. to determine industry classification. The Adviser may reclassify a company if it believes that the BLP Code on a specific company does not accurately describe the company.

(3) Issuing Senior Securities. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

(4) Borrowing. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund also may borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

(5) Underwriting. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

(6) Investments in Commodities and Real Estate. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectuses and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.

(7) Making Loans. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments, entering into repurchase agreements, leaving cash on deposit with the Fund's custodian, and similar actions are not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-


           Davis Series, Inc., Statement of Additional Information 29 bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

Non-Fundamental Restrictions

In addition to the foregoing restrictions, the Funds each have adopted the following non-fundamental policies that may be changed without shareholder approval:

1. Illiquid Securities. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities. Davis Government Money Market Fund may not purchase illiquid securities if more than 10% of the value of the Fund's net assets would be invested in such securities.

2. High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund's net assets to be invested in such lower-rated securities.

3. Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets.

4. Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets.

5. Borrowing. Pursuant to the fundamental policy stated above, the Fund is allowed to borrow in an amount up to 33 1/3% of its total assets, taken at market value. The Board of Directors will be notified in the event borrowings exceed 10% of the Fund's total assets.

6. Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

7. Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

8. Convertible Securities Under normal circumstances, Davis Appreciation & Income Fund invests at least 65% of its total assets in convertible securities.

9. Name Policy (All Funds Except Davis Opportunity Fund and Davis Appreciation & Income Fund). Under normal circumstances Davis Financial Fund invests at least 80% of net assets plus any borrowing for investment purposes in securities issued by companies in the financial services sector, and Davis Real Estate Fund invests at least 80% of net assets plus any borrowing for investment purposes in securities issued by companies in the real estate sector.

Each Fund will comply with the Name Policy as of the time an investment is made. In the event that market fluctuations or shareholder actions cause a Fund's investments to fall below the Name Policy limits, the Fund would act to remedy the situation as promptly as possible, normally within three business days. No Fund will be required to dispose of portfolio holdings or purchase additional investments immediately if the Adviser believes such action would subject the Fund to losses or unreasonable risks of loss.


           Davis Series, Inc., Statement of Additional Information 30

Under normal circumstances Davis Government Bond Fund and Davis Government Money Market Fund invest exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Funds also own other assets that are not investments, such as cash and receivables.

The Funds comply with the Name Policy under normal circumstances. However, each Fund may depart from the Name Policy from time to time. For example, a Fund may depart from the Name Policy in response to unusually large cash inflows or redemptions, or to avoid losses in response to adverse market, economic, political, or other conditions.

Davis Financial Fund, Davis Real Estate Fund, Davis Government Bond Fund and Davis Government Money Market Fund will provide the Fund's shareholders with at least 60 days' prior notice before changing their Name Policies such that they would invest, under normal circumstances, less than 80% of their net assets plus any borrowing for investment purposes in financial companies, real estate companies, and U.S. Government Securities and repurchase agreements collateralized with U.S. Government Securities (both Davis Government Bond Fund and Davis Government Money Market Fund), respectively.


           Davis Series, Inc., Statement of Additional Information 31

SECTION II: Key Persons

ORGANIZATION OF THE FUNDS

The Funds. Davis Series, Inc., is an open-end, diversified management investment company incorporated in Maryland in 1976 and registered under the 1940 Act. Davis Series, Inc., is a series investment company that may issue multiple series, each of which would represent an interest in its separate portfolio. Davis Series, Inc., currently offers six series, Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund and Davis Government Money Market Fund (a "Fund" or the "Funds"). On November 1, 1995, Davis Series, Inc., changed its name from Retirement Planning Funds of America, Inc., to Davis Series, Inc.

Fund Shares. The Funds may issue shares in different classes. The Funds' shares currently are divided into four classes of shares: A, B, C and Y. The Board of Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each of the Funds' shares represents an interest in the assets of the Fund issuing the share and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote; (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class; (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular class; and (iv) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Due to the differing expenses of the classes, dividends are likely to be lower for Class B and C shares than for Class A shares and are likely to be higher for Class Y shares than for any other class of shares.

For some issues, such as the election of directors, all of Davis Series, Inc.'s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

In accordance with Maryland law and Davis Series, Inc.'s bylaws, the Funds do not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting. The Funds will provide assistance in calling and holding such special meeting to the extent required by Maryland statutes or SEC rules and regulations then in effect.

DIRECTORS AND OFFICERS

Each of the directors and officers holds identical offices with each of the Davis Funds (three registrants, a total of 11 separate series): Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. As indicated below, certain directors and officers also may hold similar positions with Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds"), mutual funds that are managed by the Adviser:


           Davis Series, Inc., Statement of Additional Information 32

The Board of Directors supervises the business and management of the Davis Funds. The Board approves all significant agreements between the Davis Funds and those companies that furnish services to the Davis Funds. The names and addresses of the directors and officers are set forth below, together with their principal business affiliations and occupations for the last five years.

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is: 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each director serves until his or her retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the director attains age seventy-two (72), except that any person who was a director on July 1, 1994, and at that date was seventy-three (73) years of age or less, shall retire from the Board of Directors and cease being a director at the close of business on the last day of the year in which the director attains age seventy-four (74).

                                          Term of                                       No. of portfolios
                            Position(s)   office and                                    in Fund complex
Name                        held with     length of       Principal occupation(s)       overseen
(birth date)                Funds         time served     during past five years        by director
---------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Wesley E. Bass Jr.          Director      Since 1990      President of Bass &                   11
(8/21/31)                                                 Associates (financial
                                                          consulting); formerly First
                                                          Deputy City Treasurer, City
                                                          of Chicago; and Executive
                                                          Vice President, Chicago
                                                          Title and Trust Company
                                                          (bank and trust).

Other directorships: None

---------------------------------------------------------------------------------------------------------

Marc P. Blum                Director      Since 1986      Chief Executive Officer,              11
(9/9/42)                                                  World Total Return Fund,
                                                          LLLP; Of Counsel to Gordon,
                                                          Feinblatt, Rothman,
                                                          Hoffberger and Hollander,
                                                          LLC (law firm).

Other directorships: Director, Mid-Atlantic Realty Trust (real estate investment trust), Legg Mason Trust (asset management company) and Rodney Trust Company
(Delaware); Trustee, College of Notre Dame of Maryland, McDonogh School and other public charities, private foundations and businesses.

---------------------------------------------------------------------------------------------------------
Thomas Gayner               Director      Since 2004      Chief Investment Officer,             11
(12/16/61)                                                Markel Corporation (Markel
                                                          Corporation Markets and
                                                          underwrites specialty
                                                          insurance products).

Other Directorships:
Markel Corporation.


           Davis Series, Inc., Statement of Additional Information 33

                                          Term of                                       No. of portfolios
                            Position(s)   office and                                    in Fund complex
Name                        held with     length of       Principal occupation(s)       overseen
(birth date)                Funds         time served     during past five years        by director
---------------------------------------------------------------------------------------------------------
Jerry D. Geist              Director      Since 1986      Chairman, Santa Fe Center             11
(5/23/34)                                                 Enterprises (energy project
                                                          development); retired
                                                          Chairman and President,
                                                          Public Service Company of
                                                          New Mexico.

Other directorships: Director, CH2M Hill, Inc. (engineering); Chairman, Santa Fe
Center Enterprises, Member, Investment Committee for Microgeneration Technology
Fund, UTECH Funds.

---------------------------------------------------------------------------------------------------------

D. James Guzy               Director      Since 1982      Chairman, PLX Technology,             11
(3/7/36)                                                  Inc. (semi-conductor
                                                          manufacturer).

Other directorships: Director, Intel Corp. (semi-conductor manufacturer), Cirrus
Logic Corp. (semi-conductor manufacturer), Alliance Technology Fund (a mutual fund), Micro Component Technology, Inc. (micro-circuit handling and testing equipment manufacturer), Novellus Systems, Inc. (semi-conductor manufacturer) and LogicVision, Inc. (semi-conductor software company), Tessera (TSRA) New IPO
12/03.

---------------------------------------------------------------------------------------------------------

G. Bernard Hamilton         Director      Since 1978      Managing General Partner,             11
(3/18/37)                                                 Avanti Partners, L.P.
                                                          (investment partnership).

Other directorships: None

---------------------------------------------------------------------------------------------------------

Robert P. Morgenthau        Director      Since 2002      Chairman, Northroad Capital           11
(3/22/57)                                                 Management, LLC (an
                                                          investment management firm)
                                                          since June 2002; President
                                                          of Private Advisory
                                                          Services of Bank of America
                                                          (an investment management
                                                          firm) from 2001 until 2002;
                                                          prior to that a managing
                                                          director and global head of
                                                          marketing and distribution
                                                          for Lazard Asset Management
                                                          (an investment management
                                                          firm) for ten years.

Other directorships: None

---------------------------------------------------------------------------------------------------------

Theodore B. Smith, Jr.      Director      Davis Funds     Chairman of John Hassall,             11
(12/23/32)                                director        Inc. (fastener
                                          since 1994      manufacturing); Chairman of
                                                          Cantrock Realty.

Other directorships: Mayor of the Incorporated Village of Mill Neck.


           Davis Series, Inc., Statement of Additional Information 34

                                          Term of                                       No. of portfolios
                            Position(s)   office and                                    in Fund complex
Name                        held with     length of       Principal occupation(s)       overseen
(birth date)                Funds         time served     during past five years        by director
---------------------------------------------------------------------------------------------------------
Christian R. Sonne          Director      Since 1990      General Partner of Tuxedo             11
(5/6/36)                                                  Park Associates (land
                                                          holding and development
                                                          firm); President and Chief
                                                          Executive Officer of
                                                          Mulford Securities
                                                          Corporation (private
                                                          investment fund) until
                                                          1990; formerly Vice
                                                          President of Goldman Sachs
                                                          & Co. (investment banking).

Other directorships: None

---------------------------------------------------------------------------------------------------------

Marsha Williams             Director      Since 1999      Chief Financial Officer of            14
(3/28/51)                                                 Equity Office Properties
                                                          Trust (a real estate
                                                          investment trust); former
                                                          Chief Administrative
                                                          Officer of Crate & Barrel
                                                          (home furnishings
                                                          retailer); former Vice
                                                          President and Treasurer,
                                                          Amoco Corporation (oil &
                                                          gas company).

Other directorships: Director of the Selected Funds (consisting of 3 portfolios) director since 1996; Director, Modine Manufacturing, Inc.(heat transfer technology); Chicago Bridge & Iron Company, N.V. (industrial construction and engineering).

---------------------------------------------------------------------------------------------------------

INSIDE DIRECTORS*:

Jeremy H. Biggs             Director/     Since 1994      Vice Chairman, Head of                11
(8/16/35)                   Chairman                      Equity Research, Vice
                                                          Chairman of U.S. Investment
                                                          Policy Committee and Member
                                                          of the International
                                                          Investment Committee, all
                                                          for Fiduciary Trust Company
                                                          International (money
                                                          management firm);
                                                          Consultant to Davis
                                                          Selected Advisers, L.P.

Other directorships: Director of the Van Eck/Chubb Funds six portfolios (mutual fund).

---------------------------------------------------------------------------------------------------------


           Davis Series, Inc., Statement of Additional Information 35

                                          Term of                                       No. of portfolios
                            Position(s)   office and                                    in Fund complex
Name                        held with     length of       Principal occupation(s)       overseen
(birth date)                Funds         time served     during past five years        by director
---------------------------------------------------------------------------------------------------------
Andrew A. Davis (6/25/63)   Director      Director        President or Vice President           14
                                          since 1997;     of each Davis Fund and
                                          Davis Funds     Selected Fund; President,
                                          officer since   Davis Selected Advisers,
                                          1997.           L.P., and also serves as an
                                                          executive officer in
                                                          certain companies
                                                          affiliated with the
                                                          Adviser.

Other directorships: Director of the Selected Funds (consisting of 3 portfolios) since 1998.

---------------------------------------------------------------------------------------------------------

Christopher C. Davis        Director of   Davis Funds     Chief Executive Officer,              14
(7/13/65)                   all Funds.    director        President or Vice President
                                          since 1997;     of each Davis Fund and
                                          Davis Funds     Selected Fund; Chairman and
                                          officer since   Chief Executive Officer,
                                          1997.           Davis Selected Advisers,
                                                          L.P., and also serves as an
                                                          executive officer in
                                                          certain companies
                                                          affiliated with the
                                                          Adviser, including sole
                                                          member of the Adviser's
                                                          general partner, Davis
                                                          Investments, LLC; Employee
                                                          of Shelby Cullom Davis &
                                                          Co. (registered
                                                          broker/dealer).

Other directorships: Director of the Selected Funds (consisting of 3 portfolios) since 1998.

---------------------------------------------------------------------------------------------------------

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

INDEPENDENT DIRECTORS' COMPENSATION

During the fiscal year ended December 31, 2003, the compensation paid to the directors who are not considered to be interested persons of the Funds was as follows:

------------------------------------------------------------
                          Aggregate Fund     Total Complex
Name                     Compensation (1)   Compensation (2)
------------------------------------------------------------
Wesley E. Bass                $18,450           $ 57,380
Marc P. Blum                  $20,000           $ 62,000
Thomas Gayner (3)             $     0           $      0
Jerry D. Geist                $20,000           $ 62,000
D. James Guzy                 $20,000           $ 62,000
------------------------------------------------------------


           Davis Series, Inc., Statement of Additional Information 36

------------------------------------------------------------
G. Bernard Hamilton           $20,000           $ 62,000
Robert P. Morgenthal          $18,600           $ 57,400
Theodore B. Smith, Jr.        $20,000           $ 62,000
Christian R. Sonne            $20,000           $ 62,000
Marsha Williams               $21,080           $105,600
------------------------------------------------------------

(1) "Aggregate Fund compensation" is the aggregate compensation paid for service as a director by all series of Davis Series, Inc., i.e. Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund, and Davis Government Money Market Fund.

(2) "Total complex compensation" is the aggregate compensation paid for service as a director by all mutual funds with the same investment adviser. There are six registered investment companies in the complex.

(3) Thomas Gayner first became a director on January 1, 2004.

OFFICERS

All Davis Funds officers (including some Inside Directors) hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (the Adviser), Davis Selected Advisers - NY, Inc. (a sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the Adviser), Venture Advisers, Inc. (a company holding some of the Adviser's limited partnership units) and Davis Partners I, LLC (general partner of an unregistered hedge fund). The Davis Funds do not pay salaries to any of their officers. Each of the Davis Funds' officers serves for one year and until his or her successor is chosen and qualifies.

Christopher C. Davis (born 7/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Andrew A. Davis (born 6/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 8/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 11 portfolios) and Selected Funds (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser; Director of ICI Mutual (an insurance company), Member, Board of Governors, Investment Company Institute.

Sharra L. Reed (born 9/25/66, Davis Funds officer since 1997). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 11 portfolios) and Selected Funds (consisting of three portfolios); Vice President Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 3/7/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 11 portfolios) and Selected Funds (consisting of three portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 9/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Partner, Seyfarth Shaw, LLP (a law firm); counsel to the Independent Directors and the Davis Funds.


           Davis Series, Inc., Statement of Additional Information 37

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee. The Davis Funds have an Audit Committee, which is comprised entirely of Independent Directors (Marsha Williams, Chairperson; Wesley E. Bass, Jr.; D. James Guzy; Robert Morgenthau; and Christian R. Sonne). The Audit Committee reviews financial statements and other audit-related matters for the Davis Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the Auditor's independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met four times during calendar year 2003.

The Board of Directors has determined that Marsha Williams is an independent Audit Committee Financial Expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the Investment Company Act of 1940. In their deliberations, the Board of Directors considered Ms. Williams'
(1) professional experience; (ii) independence as defined in Item 3 of Form N-CSR, and (iii) integrity and absence of disciplinary history.

Nominating Committee. The Davis Funds have a Nominating Committee, which is comprised entirely of Independent Directors (Jerry D. Geist, Chairperson; Marc
P. Blum; D. James Guzy; G. Bernard Hamilton; and Christian R. Sonne), which meets as often as deemed appropriate by the Nominating Committee. The Funds do not elect Directors annually. Each Director serves until his or her retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two
(72), except that any person who was a director on July 1, 1994, and at that date was seventy-three (73) years of age or less, shall retire from the Board of Directors and cease being a director at the close of business on the last day of the year in which the director attains age seventy-four (74). The Nominating Committee met three times during calendar year 2003. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Independent Directors. The chairperson of the Nominating Committee also serves as the Lead Independent Director. The Nominating Committee does not have a charter. When the board of directors is seeking a candidate to become a Director, qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The specific talents which the Nominating Committee seeks in a candidate depends upon the board of directors' needs at the time a vacancy occurs. When the board of directors is seeking a candidate to become a director, it considers qualified candidates received from a variety of sources, including having authority to retain third parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Davis Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85706.

Brokerage Committee. The Davis Funds have a Brokerage Committee, which is comprised entirely of Independent Directors (D. James Guzy, Co-Chairperson; and
G. Bernard Hamilton, Co-Chairperson), which meets as often as deemed appropriate by the Brokerage Committee. The Brokerage Committee met once during calendar year 2003. The Brokerage Committee reviews and makes recommendations concerning Davis Funds portfolio brokerage and trading practices.

Pricing Committee. The Davis Funds have a Pricing Committee (Marc P. Blum, Chairperson; Kenneth C. Eich; and Sharra R. Reed) that meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee met more than 50 times during calendar year 2003. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund's portfolio securities.


           Davis Series, Inc., Statement of Additional Information 38

                            DIRECTORS' FUND HOLDINGS

As of December 31, 2003, the Directors had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

                                   Davis                                                 Davis
                             Opportunity   Davis Financial       Davis Real     Appreciation &
                                    Fund              Fund      Estate Fund        Income Fund
                         ---------------   ---------------   ---------------   ---------------
INDEPENDENT DIRECTORS:
Wesley E. Bass           $50,001-100,000     over $100,000              none              none
Marc P. Blum               over $100,000     over $100,000     over $100,000     over $100,000
Thomas Gayner                       none              none              none              none
Jerry D. Geist           $ 10,001-50,000   $50,001-100,000     over $100,000   $50,001-100,000
D. James Guzy              over $100,000              none              none              none
G. Bernard Hamilton      $ 10,001-50,000     over $100,000   $      1-10,000   $ 10,001-50,000
Robert P. Morgenthau                none     over $100,000              none              none
Theodore B. Smith, Jr.              none     over $100,000              none              none
Christian R. Sonne                  none              none              none              none
Marsha Williams          $ 10,001-50,000   $ 10,001-50,000   $ 10,001-50,000   $ 10,001-50,000

INSIDE DIRECTORS:
Jeremy H. Biggs            over $100,000     over $100,000   $50,001-100,000     over $100,000
Andrew Davis                        none     over $100,000     over $100,000     over $100,000
Christopher Davis          over $100,000     over $100,000     over $100,000     over $100,000

                                                     Davis
                                   Davis        Government
                              Government      Money Market   Total Invested
                               Bond Fund              Fund    In All Funds*
                         ---------------   ---------------   --------------
INDEPENDENT DIRECTORS:
Wesley E. Bass                      none   $50,001-100,000    over $100,000
Marc P. Blum               over $100,000   $ 10,001-50,000    over $100,000
Thomas Gayner                       none              none        $1-10,000
Jerry D. Geist           $      1-10,000   $      1-10,000    over $100,000
D. James Guzy                       none              none    over $100,000
G. Bernard Hamilton                 none   $      1-10,000    over $100,000
Robert P. Morgenthau                none              none    over $100,000
Theodore B. Smith, Jr.              none   $50,001-100,000    over $100,000
Christian R. Sonne       $50,001-100,000     over $100,000    over $100,000
Marsha Williams          $ 10,001-50,000   $      1-10,000    over $100,000

INSIDE DIRECTORS:
Jeremy H. Biggs          $      1-10,000   $      1-10,000    over $100,000
Andrew Davis                        none   $ 10,001-50,000    over $100,000
Christopher Davis                   none              none    over $100,000

* Total Invested in All Funds is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected Advisers, L.P. This includes the Davis Funds for all directors and also the Selected Funds for Andrew Davis, Christopher Davis and Marsha Williams.

** Andrew A. Davis and Christopher C. Davis are employed by the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940.


           Davis Series, Inc., Statement of Additional Information 39

              INDEPENDENT DIRECTORS' AFFILIATIONS AND TRANSACTIONS

None of the Independent Directors (or their immediate family members) owns any securities issued by the Davis Funds' investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the "Adviser and its affiliates"). Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) in the Adviser and are considered Inside Directors.

None of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $60,000, during the last two calendar years in the Adviser and its affiliates.

None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $60,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the Adviser or the Adviser and its affiliates.

None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $60,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the Adviser, or the Adviser and its affiliates.

None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where an Independent Director (or their immediate family members) served as an officer.

CERTAIN SHAREHOLDERS OF THE FUNDS

As of March 31, 2004, officers and directors owned the following percentages of each class of shares issued by the Funds(1):

                                     Class A   Class B   Class C   Class Y
                                     -------   -------   -------   -------

Davis Opportunity Fund                 2.9%       *         *         *
Davis Government Bond Fund                *       *         *         *
Davis Government Money Market Fund        *       *         *         *
Davis Financial Fund                   4.6%       *         *         *
Davis Appreciation & Income Fund       3.4%       *         *         *
Davis Real Estate Fund                 9.8%       *         *         *

(1) This percentage does not include investments controlled indirectly, including holdings by Davis Selected Advisers, L.P, which is listed below.

* Indicates that officers and directors as a group owned less than 1% of the outstanding shares of the indicated class of shares.

The following table sets forth as of March 31, 2004, the name and holdings of each person known by Davis Series, Inc., to be a record owner of more than 5% of the outstanding shares of any class of any of the Funds. Other than as indicated below, the Funds are not aware of any shareholder who beneficially owns more than 25% of the Funds' total outstanding shares.


           Davis Series, Inc., Statement of Additional Information 40

                      NAME AND ADDRESS OF SHAREHOLDER(S)     PERCENT OF CLASS
CLASS OF SHARES      OWNING MORE THAN 5% OF DAVIS SERIES        OUTSTANDING
-----------------------------------------------------------------------------
Class A Shares    Davis Opportunity Fund

                  State Street Bank and Trust Company              7.37%
                  FBO ADP MSDW Alliance
                  105 Rosemont Road
                  Westwood, MA 02090-2318

                  Wells Fargo Bank NA FBO                          5.46%
                  NMC 401K-Davis Opportunity
                  P.O. Box 1533
                  Minneapolis, MN 55480-1533

Class A Shares    Davis Financial Fund

                  Shelby Cullom Davis & Co.                       20.73%
                  Investment No. 3
                  609 Fifth Avenue, 11th Floor
                  New York, NY 10017-1021

                  The Manufacturers Life Insurance Co. USA         9.07%
                  Linda Ross
                  250 Bloor Street E, 7th Floor
                  Toronto, Ontario, Canada M4W IE5

Class A Shares    Davis Real Estate Fund

                  Charles Schwab and Co. Inc.                      7.82%
                  101 Montgomery St.
                  San Francisco, CA 94014-4122

                  Merrill Lynch Pierce Fenner & Smith              6.62%
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484

                  SAC & Co.                                        6.41%
                  12 E. 49th Street, 41 Floor
                  New York, NY 10017-8298

Class A Shares    Davis Appreciation & Income Fund

                  Shelby Cullom Davis & Co.                       33.50%
                  Investment No. 3
                  609 Fifth Avenue, 11th Floor
                  New York, NY 10017-1021

                  Charles Schwab and Co. Inc.                      7.41%
                  101 Montgomery St.
                  San Francisco, CA 94014-4122


           Davis Series, Inc., Statement of Additional Information 41

                      NAME AND ADDRESS OF SHAREHOLDER(S)     PERCENT OF CLASS
CLASS OF SHARES      OWNING MORE THAN 5% OF DAVIS SERIES        OUTSTANDING
-----------------------------------------------------------------------------

Class A Shares    Davis Government Bond Fund

                  Merrill Lynch Pierce Fenner & Smith             18.49%
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484

                  Citigroup Global Markets, Inc.                   5.19%
                  Attn: Cindy Tempesta, 7th Floor
                  333 West 34th Street
                  New York, NY 10001-2483

Class A Shares    Davis Government Money Market Fund

                  Shelby Cullom Davis & Co.                       49.34%
                  Investment No. 3
                  609 Fifth Avenue, 11th Floor
                  New York, NY 10017-1021

                  Davis Selected Advisers, L.P.                   17.27%
                  Attn: John Gilding
                  2949 E. Elvira Road, Suite 101
                  Tucson, AZ 85706-7159

                  Davis Distributors, LLC                         10.30%
                  Attn: John Gilding
                  2949 East Elvira Road, Suite 101
                  Tucson, AZ 85706-7128

                  Shelby M.C. Davis                                6.25%
                  PMB #25185
                  PO Box 20000
                  Jackson, WY 83001-7000

Class B Shares    Davis Opportunity Fund

                  Merrill Lynch Pierce Fenner & Smith             15.46%
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484

Class B Shares    Davis Financial Fund

                  Merrill Lynch Pierce Fenner & Smith             18.94%
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484

                  Citigroup Global Markets, Inc.                   7.58%
                  Attn: Cindy Tempesta, 7th Floor
                  333 West 34th Street
                  New York, NY 10001-2483


           Davis Series, Inc., Statement of Additional Information 42

                      NAME AND ADDRESS OF SHAREHOLDER(S)     PERCENT OF CLASS
CLASS OF SHARES      OWNING MORE THAN 5% OF DAVIS SERIES        OUTSTANDING
-----------------------------------------------------------------------------

Class B Shares    Davis Real Estate Fund

                  Merrill Lynch Pierce Fenner & Smith             16.70%
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484

                  Citigroup Global Markets, Inc.                   8.69%
                  Attn: Cindy Tempesta, 7th Floor
                  333 West 34th Street
                  New York, NY 10001-2483

Class B Shares    Davis Appreciation & Income Fund

                  Merrill Lynch Pierce Fenner & Smith             17.07%
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484

                  Citigroup Global Markets, Inc.                  11.80%
                  Attn: Cindy Tempesta, 7th Floor
                  333 West 34th Street
                  New York, NY 10001-2483

Class B Shares    Davis Government Bond Fund

                  Merrill Lynch Pierce Fenner & Smith             34.37%
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484

Class B Shares    Davis Government Money Market Fund

                  Citigroup Global Markets, Inc.                   8.24%
                  Attn: Cindy Tempesta, 7th Floor
                  333 West 34th Street
                  New York, NY 10001-2483

Class C Shares    Davis Opportunity Fund

                  Merrill Lynch Pierce Fenner & Smith             17.85%
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484

                  Citigroup Global Markets, Inc.                   6.05%
                  Attn: Cindy Tempesta, 7th Floor
                  333 West 34th Street
                  New York, NY 10001-2483


           Davis Series, Inc., Statement of Additional Information 43

                      NAME AND ADDRESS OF SHAREHOLDER(S)     PERCENT OF CLASS
CLASS OF SHARES      OWNING MORE THAN 5% OF DAVIS SERIES        OUTSTANDING
-----------------------------------------------------------------------------

Class C Shares    Davis Financial Fund

                  Merrill Lynch Pierce Fenner & Smith             25.78%
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484

                  Citigroup Global Markets, Inc.                   9.23%
                  Attn: Cindy Tempesta, 7th Floor
                  333 West 34th Street
                  New York, NY 10001-2483

Class C Shares    Davis Real Estate Fund

                  Merrill Lynch Pierce Fenner & Smith             13.78%
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484

                  Citigroup Global Markets, Inc.                   5.84%
                  Attn: Cindy Tempesta, 7th Floor
                  333 West 34th Street
                  New York, NY 10001-2483

Class C Shares    Davis Appreciation & Income Fund

                  Merrill Lynch Pierce Fenner & Smith             11.37%
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484

                  Citigroup Global Markets, Inc.                  11.54%
                  Attn: Cindy Tempesta, 7th Floor
                  333 West 34th Street
                  New York, NY 10001-2483

Class C Shares    Davis Government Money Market Fund

                  Citigroup Global Markets, Inc.                   9.16%
                  Attn: Cindy Tempesta, 7th Floor
                  333 West 34th Street
                  New York, NY 10001-2483


           Davis Series, Inc., Statement of Additional Information 44

                      NAME AND ADDRESS OF SHAREHOLDER(S)     PERCENT OF CLASS
CLASS OF SHARES      OWNING MORE THAN 5% OF DAVIS SERIES        OUTSTANDING
-----------------------------------------------------------------------------

Class C Shares    Davis Government Bond Fund

                  Merrill Lynch Pierce Fenner & Smith             42.57%
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484

Class Y Shares    Davis Opportunity Fund

                  Legg Mason Trust Cust.                          40.79%
                  FBO Legg Mason 401K Plan
                  100 Light Street, 24 Floor
                  Baltimore, MD 21202-1036

                  Naidot & Co.                                    36.64%
                  Bessemer Trust Company
                  100 Woodbridge Center Drive
                  Woodbridge, NJ 07095-1125

                  Merrill Lynch Pierce Fenner & Smith
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484                     16.38%

Class Y Shares    Davis Financial Fund

                  Merrill Lynch Pierce Fenner & Smith             73.89%
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484

Class Y Shares    Davis Real Estate Fund

                  Naidot & Co.                                    69.56%
                  Bessemer Trust Company
                  100 Woodbridge Center Drive
                  Woodbridge, NJ 07095-1125

                  Philip O. Geier, President                      20.69%
                  Armand Hammer United World College
                  P.O. Box 248
                  Montezuma, NM 87731-0248

Class Y Shares    Davis Appreciation & Income Fund

                  Naidot & Co.                                    89.41%
                  Bessemer Trust Company
                  100 Woodbridge Center Drive
                  Woodbridge, NJ 07095-1125


           Davis Series, Inc., Statement of Additional Information 45

                      NAME AND ADDRESS OF SHAREHOLDER(S)     PERCENT OF CLASS
CLASS OF SHARES      OWNING MORE THAN 5% OF DAVIS SERIES        OUTSTANDING
-----------------------------------------------------------------------------

Class Y Shares    Davis Government Bond Fund

                  Merrill Lynch Pierce Fenner & Smith             80.52%
                  Attn: Fund Administration
                  4800 Deerlake Drive East, Second Floor
                  Jacksonville, FL 32246-6484

                  Raymond James & Associates, Inc.                 9.89%
                  FBO Jacob 1RA
                  880 Carillon Pkwy
                  St. Petersburg, FL 23716-1100

                  Raymond James & Associates, Inc.                 6.91%
                  FBO Jacob 1RA
                  880 Carillon Pkwy
                  St. Petersburg, FL 23716-1100

INVESTMENT ADVISORY SERVICES

Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. Davis Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis Variable Account Fund, Inc. (collectively the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, a hedge fund and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher C. Davis is the Adviser's sole general partner. Christopher C. Davis is Chief Executive Officer of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Distributors, LLC (the "Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the funds that the Adviser administers, including Davis Funds, Selected Funds, a hedge fund and offshore funds. Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Davis Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.

Advisory Agreement with Davis Selected Advisers, L.P. and Sub-Advisory Agreement with Davis Selected Advisers-NY, Inc. Pursuant to the Advisory Agreement, each Fund pays the Adviser a fee according to the following schedule:

Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund and Davis Appreciation & Income Fund each pay the Adviser a monthly fee at an annual rate based on average net assets, as follows: 0.75% on the first $250 million of average net assets; 0.65% on the next $250 million of average net assets; and 0.55% on average net assets in excess of $500 million.

Davis Government Bond Fund pays the Adviser a fee at the annual rate of 0.50% of average net assets. Davis Government Money Market Fund pays the Adviser 0.50% on the first $250 million of average net assets; 0.45% on the next $250 million of average net assets; and 0.40% on average net assets in excess of $500 million.

Advisory fees are allocated among each class of shares in proportion to each class' relative total net assets. These fees may be higher than those of most other mutual funds but are not necessarily higher than those paid by funds with similar objectives.


           Davis Series, Inc., Statement of Additional Information 46

The Funds paid the following aggregate advisory fees to the Adviser:

                                        Fiscal year ended December 31,
                                     ------------------------------------
                                        2003         2002         2001
                                     ----------   ----------   ----------
Davis Opportunity Fund               $1,956,402   $1,619,185   $1,298,786
Davis Financial Fund                 $5,250,471    6,151,008    7,345,054
Davis Real Estate Fund               $2,487,850    2,398,553    2,452,597
Davis Appreciation & Income Fund     $1,501,968    1,258,147    1,501,495
Davis Government Bond Fund           $  728,912      523,810      260,406
Davis Government Money Market Fund   $2,761,970    2,586,371    2,410,199

In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days' written notice by the Board of Directors, the vote of the holders of a majority of the Funds' outstanding shares or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Funds' Board of Directors or by the vote of holders of a majority of the outstanding shares of the Funds. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under "Portfolio Transactions."

The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers - NY, Inc., where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of the Sub-Adviser's direct and indirect costs of operation. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Funds.

Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds' Board of Directors, provides management and investment advice and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. The Funds reimburse the Adviser for providing certain services, including accounting and administrative services, qualifying shares for sale with state agencies, and shareholder services. Such reimbursements are detailed below:

                                                 Fiscal year ended December 31,
                                                 ------------------------------
                                                   2003       2002       2001
                                                 --------   --------   --------
Davis Opportunity Fund
Accounting and Administrative Services           $  6,504   $  6,504   $  6,504
Qualifying Shares for Sale With State Agencies   $  9,996   $  9,996      9,996
Shareholder Services                             $ 42,263   $ 41,964     26,886

Davis Financial Fund
Accounting and Administrative Services             14,496     14,496     14,496
Qualifying Shares for Sale With State Agencies      9,996      9,996      9,996
Shareholder Services                              142,944    182,978    163,523

Davis Real Estate Fund
Accounting and Administrative Services              9,504      9,504      9,504
Qualifying Shares for Sale With State Agencies      9,996      9,996      9,996
Shareholder Services                               66,899     53,782     37,886


           Davis Series, Inc., Statement of Additional Information 47

Davis Appreciation & Income Fund
Accounting and Administrative Services              7,500      7,500      7,500
Qualifying Shares for Sale With State Agencies      9,996      9,996      9,996
Shareholder Services                               19,516     18,054     16,638

Davis Government Bond Fund
Accounting and Administrative Services              2,496      2,496      2,496
Qualifying Shares for Sale With State Agencies      9,996      9,996      9,996
Shareholder Services                               19,342     14,367      5,470

Davis Government Money Market Fund
Accounting and Administrative Services             37,500     37,500     37,500
Qualifying Shares for Sale With State Agencies      9,996      9,996      9,996
Shareholder Services                               29,634     27,949     15,595

Approval of the Advisory and Sub-Advisory Agreements. The Board of Directors is scheduled to meet four times a year. The directors, including the Independent Directors, believe that matters bearing on the Advisory and Sub-Advisory Agreements are considered at most, if not all, of their meetings. The Independent Directors are advised by independent legal counsel selected by the Independent Directors.

In March 2004 the directors, including a majority of the Independent Directors, approved the continuation of existing advisory and sub-advisory agreements for each of the Davis Funds with one material change, additional breakpoints were added to the fee schedule for Davis New York Venture Fund.

In preparation for this review the Independent Directors submitted a set of questions to the Adviser and Sub-Adviser specifically relating to renewal of the agreements. The Independent Directors met with representatives of the Adviser and Sub-Adviser, and with counsel for the Independent Directors, and reviewed the answers and supporting exhibits. The Directors reviewed and considered a number of factors in recommending renewal of the exiting agreements, including:

(i) the investment performance of the each Fund. Results were compared against both a peer group of funds and an appropriate index. The Directors focused on long-term performance, noting that the equity funds generally performed well measured against both their peers and the indexes. The performance of the government bond fund lags both its peer group and its index. However, the government bond fund is provided as a service for investors investing in the Davis Funds wishing to exchange out of equity funds but wanting to avoid paying a second sales charge. The money market fund's performance was comparable to its peers;

(ii) sales and redemptions of each Fund;

(iii) the expenses of each Fund compared against a peer group of funds. The Directors noted that total expenses were generally on par with their peers; and

(iv) the Adviser's and Sub-Adviser's operations, financial condition, and profitability.

Based on their review, the Directors, including a majority of the Independent Directors, concluded that the advisory fees and other expenses of each of the Davis Funds are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.

The Directors, including the Independent Directors, regularly review, among other issues: (i) arrangements in respect of the distribution of Davis Funds' shares; (ii) the allocation of Davis Funds' brokerage, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for certain research and other similar services;
(iii) the Adviser's management of the relationships with the Davis Funds' third party providers, including custodian and transfer agents; (iv) the resources devoted to and the record of compliance with the Davis Funds' investment policies and


           Davis Series, Inc., Statement of Additional Information 48 restrictions and with policies on personal securities transactions; and (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

SEC Order. On September 4, 2002, Davis Selected Advisers-NY, Inc. (a wholly-owned subsidiary of Davis Selected Advisers, L.P.) consented to the entry of a Cease and Desist Order by the SEC. The Order found that in the years 1999 and 2000, Davis Opportunity Fund successfully traded in Initial Public Offerings ("IPOs"). While the average investment in IPOs was less than one percent of fund assets, the IPO trading had a positive effect on Davis Opportunity Fund's investment performance. Davis Opportunity Fund's 1999 and 2000 annual reports contained a chart showing all of the Fund's securities purchases and sales (including the IPO shares) and the gain or loss on the sale. The annual reports did not, however, identify any of the securities as IPO securities and did not expressly describe the overall effect of the Fund's short-term trading in IPO securities on the Fund's 1999 and 2000 performance. The SEC contended that this constituted a violation of Section 34(b) of the Investment Company Act of 1940. The decision to invest in IPOs and the subsequent action by the SEC was limited to the Davis Opportunity Fund, the only Davis Fund that focused on small and mid-sized companies at that time. Davis Selected Advisers-NY, Inc. was ordered to cease and desist from committing or causing any violation of Section 34(b) of the Investment Company Act of 1940, and pay a $10,000 monetary penalty.

Unique Nature of Each Fund. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Davis Funds. While the Davis Funds may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

Code of Ethics. The Adviser, Sub-Adviser, Distributor and the Davis Funds have adopted Codes of Ethics meeting the requirements of Rule 17j-1 that regulate the personal securities transactions of the Adviser's investment personnel, other employees and affiliates with access to information regarding securities transactions of the Davis Funds. Such employees may invest in securities, including securities that may be purchased or held by the Davis Funds. A copy of the Code of Ethics is on public file with, and available from, the Securities and Exchange Commission.

DISTRIBUTION OF FUND SHARES

Distribution Plans. Class A, B, and C shares all use distribution plans to pay asset-based sales charges or distribution and/or services fees in connection with the distribution of shares, including payments to financial intermediaries for providing distribution assistance. Financial intermediaries that receive these fees may pay some or all of them to their investment professionals. Because these fees are paid out of a Class's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost more than other types of sales and marketing charges.

The Distribution Plans were approved by the Board of Directors of each Davis Fund in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.

How Share Classes Affect Payments to Brokers. A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and C contingent deferred sales charges and/or asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. See "Other Payments to Brokers, Dealers or Other Financial Institutions", below.

Recordkeeping Fees. Certain dealers have chosen to maintain omnibus accounts with the Davis Funds. In an "omnibus account" the Fund maintains a single account in the name of the dealer and the dealer maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third party


           Davis Series, Inc., Statement of Additional Information 49 administrator may open an omnibus account with the Davis Funds and the administrator will then maintain all of the participant accounts. The Adviser, on behalf of the Funds, enters into agreements whereby the Funds compensate the dealer or administrator for recordkeeping services.

Class A Shares. Payments under the Class A Distribution Plan may be up to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling Class A shares, servicing its shareholders and maintaining its shareholder accounts. Normally, servicing fees are paid at an annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of each Davis Fund. In addition, when the Distributor pays a commission to a broker-dealer for purchases of $1 million or more of Class A shares, the Fund may reimburse the Distributor for this commission. The Fund will not reimburse this commission if the result would be that Class A shares would pay Distribution Plan fees in excess of 0.25% of average assets. Payments under the Class A Distribution Plan also may be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.

Class B Shares. Payments under the Class B Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., which currently is 1%. Therefore, the effective rate of the Class B Distribution Plan at present is 1%. In accordance with current applicable rules, such payments also are limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B shares. Up to an annual rate of 0.75% of the average daily net assets is used to reimburse the Distributor for these commission payments. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Davis Funds with respect to sales by the Distributor to officers, directors and full-time employees of the Davis Funds, the Distributor, the Adviser, the Adviser's general partner or the Sub-Adviser. Up to 0.25% of average net assets is used to reimburse the Distributor for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.

Class C Shares. Payments under the Class C Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., which currently is 1%. Therefore, the effective rate of the Class C Distribution Plan at present is 1%. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The entire amount of payments may be used to reimburse the Distributor for the payments of commissions, service and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of its shareholder accounts.

Carryover Payments. If, due to the foregoing payment limitations, any Davis Fund is unable to pay the Distributor the 4% commission on new sales of Class B shares or the 1% commission on new sales of Class C shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the Fund. The Distributor intends to seek full payment from each Davis Fund of any excess amounts with interest at 1% over the prime rate at such future date, when and to the extent such payments on new sales would not be in excess of the limitations. Davis Funds are not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the directors who are not interested persons of the Distributor or the Davis Funds, and have no direct or indirect financial interest in the Class B or C Distribution Plans (the "Independent Directors"). If any Davis Fund terminates its Class B or C share Distribution Plan, the Distributor will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts. As of December 31, 2003, the cumulative totals of these carryover payments were:

Class B Shares

                                       Dollars   % of Class Net Assets
                                   -----------   ---------------------
Davis Opportunity Fund             $ 2,737,384            2.83%


           Davis Series, Inc., Statement of Additional Information 50

Davis Financial Fund                25,515,715            8.38%
Davis Real Estate Fund              13,591,006           12.32%
Davis Appreciation & Income Fund     7,065,982            9.79%
Davis Government Bond Fund           5,060,751            8.09%

Davis Government Money Market Fund. With respect to Davis Government Money Market Fund, the Distribution Plan for each class of shares does not provide for any amounts to be paid by the Fund directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee for distribution to the extent such fee may be considered to be indirectly financing any activity or expense that primarily is intended to result in the sale of Fund shares.

Additional Information Concerning the Distribution Plans. In addition, to the extent that any investment advisory fees paid by the Davis Funds may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund's outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Davis Funds must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

Dealer Compensation. As described herein, dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services with respect to the Davis Funds and/or their shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, B, C and R Distribution Plans.

In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Davis Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Davis Funds during a specified period of time.

Other Payments to Brokers, Dealers or Other Financial Institutions.

The Adviser and Distributor provide various forms of marketing support and make additional payments, sometimes called "revenue sharing," to certain brokers, dealers or other financial institutions for distribution services they perform payments are generally based on the value of shares of the Fund held by the dealer or financial institution for its customers or based on sales of Fund shares by the dealer or financial institution, or a combination thereof. The Adviser may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Adviser may increase or decrease the amount of payments. Some dealers may also choose to pay additional compensation to their registered representatives who sell the Funds. Such payments may be associated with the status of a Fund on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities. The foregoing arrangements may create an incentive for the brokers, dealers or other financial institutions, as well as their registered representatives, to sell the Davis Funds rather than other funds.

In 2003, the Adviser and Distributor made payments to the firms listed below. These firms may provide the Davis Funds enhanced sales and marketing support and financial advisers employed by the firms may recommend the Davis Funds rather than other funds:


           Davis Series, Inc., Statement of Additional Information 51

ADP Broker Dealer Inc.; AG Edwards & Sons; American Express Financial Advisors Inc.; Charles Schwab & Co., Inc.; Cigna Financial Services, Inc.; Citistreet Associates; Citigroup Global Markets Inc.; The Manufacturers Life Insurance Company NY; The Manufacturers Life Insurance Company U.S.A.; McDonald Investments, Inc.; Merrill Lynch, Pierce, Fenner & Smith Inc.; Metropolitan Life Insurance Company; Morgan Stanley Inc.;Fidelity Brokerage Services, Inc.; Nationwide Financial Services, Inc.; Putnam Fiduciary Trust Company; UBS Financial Services, Inc.; Prudential Investment Management Services LLC; T Rowe Price Investment Services, Inc.; USB Piper Jaffray, Inc.; and Wachovia Securities, Inc.

Investors should consult their financial intermediary regarding the details of the payments they receive in connection with the sale of Fund shares.

Although Davis Funds may use brokers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of fund shares as a factor when selecting brokers to effect portfolio transactions.

Investors should consult their financial intermediary regarding the details of the payments they receive in connection with the sale of Fund shares.

Training and Education. Davis Distributors, LLC may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of a Fund and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to Davis Distributors, LLC's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Davis Funds for costs incurred in conducting training and educational meetings about various aspects of the Funds for the employees of financial intermediaries. In addition, Davis Distributors, LLC may share expenses with financial intermediaries that distribute the Funds' shares for costs incurred in hosting client seminars where the Fund is discussed.

Recordkeeping Fees. Certain financial institutions have chosen to maintain omnibus accounts with the Davis Funds. In an "omnibus account" the Fund maintains a single account in the name of the dealer and the dealer maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Davis Funds and the administrator will then maintain all of the participant accounts. The Adviser, on behalf of the Funds, enters into agreements whereby the Funds compensate the dealer or administrator for recordkeeping services.

Fund Supermarkets. The Davis Funds participate in various "Fund Supermarkets" in which a supermarket sponsor (usually a registered broker-dealer) offers many mutual funds to the supermarket sponsor's clients without charging the clients a sales charge. The Davis Funds pay the supermarket sponsor a negotiated fee for distributing the shares and for continuing services provided to their shareholders.

A portion of the supermarket sponsor's fee (that portion related to sales, marketing or distribution of shares) is paid with fees authorized under the Distribution Plans. In addition, a portion of the supermarket sponsor's fee may be paid with brokerage commissions paid by the Funds to execute portfolio transactions.

A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account setup, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of each Davis Fund. Each Davis Fund typically would be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with each Davis Fund. The amount of shareholder servicing fees that a Davis Fund may pay to supermarket sponsors may not exceed the lesser of: (a) one-tenth of 1 percent of net assets held by such supermarket sponsors per year, or (b) the shareholder servicing costs saved by the Fund with the omnibus account (determined in the reasonable judgment of the Adviser).


           Davis Series, Inc., Statement of Additional Information 52

If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.

The Distributor. Davis Distributors, LLC (the "Distributor"), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, is a wholly owned subsidiary of the Adviser and, pursuant to a Distributing Agreement, acts as principal underwriter of the Davis Funds' shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Davis Funds' shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

The Distributor received the following amounts in total sales charges (which the Funds do not pay) on the sale of Class A shares:

                                    Fiscal year ended December 31,
                                   --------------------------------
                                     2003       2002        2001
                                   --------   --------   ----------
Davis Opportunity Fund             $244,392   $252,956   $  312,310
   Amount Reallowed to Dealers      206,390    222,440      263,568

Davis Financial Fund                261,889    434,509    1,538,179
   Amount Reallowed to Dealers      226,980    375,494    1,300,987

Davis Real Estate Fund              221,635    154,042      188,470
   Amount Reallowed to Dealers      186,873    129,936      158,690

Davis Appreciation & Income Fund    167,499     45,415       99,526
   Amount Reallowed to Dealers      141,354     38,027       84,147

Davis Government Bond Fund           28,604     28,428       51,422
   Amount Reallowed to Dealers       24,232     25,998       43,423

Davis Government Money Market Fund does not charge a sales load for any class of shares.

For the year ended December 31, 2003, the Distributor received compensation on redemptions and repurchases of shares in the following amounts:

                                     Class A Shares   Class B Shares   Class C Shares
                                     --------------   --------------   --------------
Davis Opportunity Fund                     N/A           $107,195          $4,744
Davis Financial Fund                       N/A            689,143           4,111
Davis Real Estate Fund                     N/A            165,921           4,894
Davis Appreciation & Income Fund           N/A            185,993           3,124
Davis Government Bond Fund                 N/A            400,371           3,116
Davis Government Money Market Fund         N/A                N/A             N/A

The Distributor received the following amounts as reimbursements under the Distribution Plans:

                                      Fiscal year ended December 31,
                                   ------------------------------------
                                      2003         2002         2001
                                   ----------   ----------   ----------
Davis Opportunity Fund
Class A shares                     $  353,727   $  272,081   $  203,481
Class B shares                        759,343      679,424      614,531
Class C shares                        418,464      345,414      186,214

Davis Financial Fund


           Davis Series, Inc., Statement of Additional Information 53

Class A shares                        893,023    1,036,735    1,167,850
Class B shares                      2,715,260    3,378,867    4,230,080
Class C shares                        951,017    1,192,764    1,430,965

Davis Real Estate Fund
Class A shares                        310,828      366,243      331,195
Class B shares                        974,030      922,370      868,197
Class C shares                        448,106      393,144      368,249

Davis Appreciation & Income Fund
Class A shares                        134,549      100,543      131,631
Class B shares                        626,165      534,460      641,798
Class C shares                        194,971      118,098      148,222

Davis Government Bond Fund
Class A shares                         70,274       46,110       41,534
Class B shares                        927,408      628,317      273,154
Class C shares                        211,914      178,866       77,926


                      PROSPECTUS o DAVIS SERIES, INC. o 54

                        OTHER IMPORTANT SERVICE PROVIDERS

Custodian. State Street Bank and Trust Company ("State Street" or "Custodian"), P.O Box 8406, Boston, MA 02266-8406, serves as custodian of each Davis Fund's assets. The Custodian maintains all of the instruments representing the Davis Funds' investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The Custodian also remits the Davis Funds' assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting and transfer agent services.

Auditors. KPMG LLP ("KPMG"), 707 17th Street, Suite 2700, Denver, CO 80202, serves as independent auditors for each of the Davis Funds. The auditors consult on financial accounting and reporting matter and meet with the Audit Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

Counsel. Seyfarth Shaw LLP, 55 E. Monroe St., Suite 4200, Chicago, IL 60603-5803, serves as counsel to the Davis Funds and also serves as counsel for the Independent Directors.


           Davis Series, Inc., Statement of Additional Information 55

SECTION III: Classes of Shares, Purchases, Exchanges and Redemptions

SELECTING THE APPROPRIATE CLASS OF SHARES

Each of the Davis Funds offers Class A, B, C and Y shares. Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one class of shares rather than another. Investors who would rather pay the entire cost of distribution, or sales charge, at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or C shares, in which case 100% of the purchase price is invested immediately. The Davis Funds will not accept any purchase of Class B shares in the amount of $100,000 or more per investor. Such purchase must be made in Class A shares. Class C shares may be more appropriate for the short-term investor. The Davis Funds will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value.

Class A shares

With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed.

Class B shares

Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

Class C shares

Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase and do not have a conversion feature.

Class Y shares

Class Y shares are offered to (i) certain institutional investors investing at least $5,000,000 at any one time and (ii) investors with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors"). Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges.

Shares issued by Davis Government Money Market Fund

The four classes of Davis Government Money Market Fund shares are available so as to enable investors to facilitate exchanges since, with the exception of exchanges from Class A shares to Class Y shares, shares may be exchanged only for shares of the same class. Davis Government Money Market shares are sold directly without sales charges; however, front-end or deferred sales charges may be imposed, in certain cases, on their exchange into shares of other Davis Funds (see "Exchange of Shares"). Shares of the Davis Government Money Market Fund are offered at net asset value. However, in the case of certain exchanges, the Money Market Fund shares received may be subject to an escrow, pursuant to a Statement of Intention, or a contingent deferred sales load. See "Exchange of Shares."

Class A Shares. Class A shares of the Davis Funds (other than shares of Davis Government Money Market Fund) are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the prospectuses.

Reduction of Class A Sales Charge. There are a number of ways to reduce the sales charge imposed on the purchase of the Davis Funds' Class A shares, as described below. These reductions are based on the fact that there is less sales effort and expense involved with respect to purchases by affiliated persons and purchases made in large quantities. If you claim any reduction of sales charges, you or your dealer must notify the Distributor (or State Street Bank and Trust if the investment is mailed to State Street Bank and


           Davis Series, Inc., Statement of Additional Information 56

Trust) when the purchase is made. Enough information must be given to verify that you are entitled to such reduction.

(1) Family or Group Purchases. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including: (i) purchases for immediate family members, consisting of spouses and children under 21; (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer; and
     (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

(2) Other Groups. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including: (i) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer; and (ii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

(3) Statements of Intention. Another way to reduce the sales charge is by signing a Statement of Intention ("Statement"). See Appendix B: "Terms and Conditions of a Statement of Intention." If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Funds' Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares that you already own (except purchases into Davis Government Money Market
     Fund) valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

     Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Funds' shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

     No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

     If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

     A Statement does not bind you to buy, nor does it bind the Adviser or Distributor to sell, the shares covered by the Statement.

(4) Rights of Accumulation (All Davis Funds Combined). Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time or in a single Davis Fund. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of any Davis Fund shares (at offering price) already owned by you. Money market fund shares are not counted in determining the total amount of Fund shares you own.

     For example, if you own $100,000 worth (at offering price) of shares (including Class A, B and C shares of all Davis Funds except money market fund shares) and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.


           Davis Series, Inc., Statement of Additional Information 57

     Similarly, a Statement of Intention for a Davis Fund's Class A shares and for the Class A shares of other Davis Funds may be aggregated. Also, the Funds' Class A shares and the Class A, B and C shares of the other Davis Funds that you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

     Lastly, the right of accumulation also applies to the Class A, B and C shares of the other Davis Funds that you own. Thus, the amount of current purchases of a Fund's Class A shares that you make may be added to the value of the Class A, B and C shares of the other Davis Funds (valued at their current offering price, excluding money market fund shares) already owned by you in determining the applicable sales charge.

     In all of the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street Bank and Trust, if the investment is mailed to State Street Bank and Trust) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

(5) Purchases for Employee Benefit Plans. Trustees or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.

Class A shares Sales at Net Asset Value. There are situations where the sales charge will not apply to the purchase of Class A shares. A sales charge is not imposed on these transactions either because the purchaser deals directly with the Fund (as in employee purchases), or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. Although the investor pays no front-end sales charge, a contingent deferred sales charge of 0.75% may be imposed if the Distributor paid a sales commission to a broker or agent and the shares purchased at net asset value without a sales load are redeemed within the first year after purchase. In addition, if investors effect purchases in Fund shares through a broker or agent, the broker or agent may charge a fee. The sales charge will not apply to:


           Davis Series, Inc., Statement of Additional Information 58

(1) Class A shares purchased through the automatic reinvestment of dividends and distributions;

(2) Class A shares purchased by (i) current or former directors or officers of any fund for which the Adviser acts as investment adviser; (ii) officers and employees of the Adviser, Sub-Adviser or Distributor; and (iii) any spouse, child (under age 21), parent, grandparent, brother or sister ("immediate family members") of all of the foregoing and any employee benefit or payroll deduction plan established by or for such persons;

(3) Class A shares purchased by any registered representatives, principals and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor;

(4) Initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity;

(5) Class A shares purchased by any single account covering a minimum of 250 eligible employees or participants (the Fund may, at its discretion, waive this 250 participant minimum; for example, the 250 participant minimum may be waived for plans expected to have 250 participants, or for certain financial institutions providing transfer agent and/or administrative services, or for fee-based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code, or a plan established under Section 403(b), 457 or 501(c)(9) of such Code, "rabbi trusts" or other nonqualified plans;

(6) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts, if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent;

(7) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency; and

(8) Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with the Fund and which charge fees based on assets in the account.

The Funds also may issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company. The Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value, as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.

Class B Shares. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually reallows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Davis Funds (except for Davis Government Money Market Fund) impose a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class' average daily net asset value. The Davis Funds will not accept any purchase of Class B shares in the amount of $250,000 or more per investor.


           Davis Series, Inc., Statement of Additional Information 59

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.

Class B Special Distribution Arrangement. Davis Funds have entered into an agreement with Merrill Lynch to waive the Contingent Deferred Sales Charge ("CDSC") of Class B shares sold to Qualifying Retirement Plans. Under this agreement Class B shares of the Davis Funds are made available to Retirement Plan participants such as 401K or 403B plans at net asset value with the waiver of the CDSC if:

(i) The Retirement Plan is record-kept on a daily valuation basis by Merrill Lynch and, on the date the Retirement Plan sponsor signs the Merrill Lynch Record Keeping Service Agreement, the Retirement Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds' principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) The Retirement Plan is record-kept on a daily valuation basis by an independent record keeper whose services are provided through a contract of alliance arrangement with Merrill Lynch, and on the date the Retirement Plan Sponsor signs the Merrill Lynch Record Keeping Service Agreement, the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

(iii) The Retirement Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Retirement Plan Sponsor signs the Merrill Lynch Record Keeping Service Agreement.

Retirement Plans record-kept on a daily basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis Mutual Funds convert to Class A shares once the Retirement Plan has reached $5 million invested in Applicable Investments. The Retirement Plan will receive a Retirement Plan level share conversion.

Class C Shares. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge on redemption. Class C shares do not have a conversion feature. The Davis Funds will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Funds during the one-year period. If Class C shares are redeemed within one-year of purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

Contingent Deferred Sales Charges. Any contingent deferred sales charge ("CDSC") imposed on the redemption of Class A, B or C shares is a percentage of the lesser of: (i) the net asset value of the shares redeemed; or (ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from:
(a) increases in the value of shares redeemed above the net cost of such shares, or (b) certain shares


           Davis Series, Inc., Statement of Additional Information 60 with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. On request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be redeemed.

The CDSC on Class A, B and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan, if: (i) there are at least two withdrawals a year (except for retirement accounts subject to a required minimum distribution, in which case it may run once a year); and (ii) the aggregate value of the redeemed shares does not exceed 12% of the account's value on an annual basis**; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of excess contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser or Distributor, including former directors and officers and immediate family members of all of the foregoing and any employee benefit or payroll deduction plan established by or for such persons; and (f) on redemptions pursuant to the right of the Funds to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

** An Automatic Withdrawal Plan may be established as either a percentage or a fixed dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed dollar amount, a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Automatic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a 12-month period, regardless of whether such redemptions are pursuant to an Automatic Withdrawal Plan.

Subject to various limitations, shares in different Davis Funds may be exchanged at relative net asset value. If a sales charge is due on Class A shares, and has not previously been paid, then the sales charge will be deducted at the time of the exchange. If any Davis Fund shares being exchanged are subject to a sales charge, Statement of Intention, or other limitation, the limitation will continue to apply to the shares received in the exchange. When an investor exchanges Class B or C shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that the investor owns Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that an investor owns shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period. Class A shares sold at net asset value subject to a deferred sales charge will continue to age while invested in Davis Government Money Market Fund shares.

Class Y Shares. Class Y shares are offered through a separate prospectus to: (i) trust companies, bank trusts, endowments, pension plans or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency that invests at least $5,000,000 ("Government Entities");
(iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Davis Funds' Distributor ("Wrap Program Investors"); and (iv) at least $500,000 for a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase pension plan, defined benefit plan, or non-qualified deferred compensation plan where plan level or omnibus accounts are held on the books of the Fund.

Wrap Program Investors may purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC. Wrap Program Investors should be aware that both Class A and Y shares are made available by the Davis Funds at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan


           Davis Series, Inc., Statement of Additional Information 61 and sponsors of wrap programs utilizing Class A shares generally are entitled to payments under the Plan. If the Sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weight the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.

The Distributor may waive the investment minimums at its discretion. For purposes of the minimums, the Distributor may treat appropriately related investors (for example, trust funds of the same bank, separate accounts of the same insurance company, clients whose funds are managed by a single bank, insurance company, investment adviser, broker-dealer, or institutional clients of a financial intermediary that maintains an omnibus account with the fund) as a single investor.

HOW TO PURCHASE SHARES

Davis Funds and the Distributor reserve the right to reject any purchase order for any reason. Each Davis Fund prospectus provides full directions on how to purchase shares.

Broker-Dealers may remit payment

Your broker-dealer may order and remit payment for the shares on your behalf. The broker-dealer can also order the shares from the Distributor by telephone or wire. Please note that the following rules and provisions apply with respect to purchases of Fund shares through a broker-dealer:

     (A) The Distributor has entered into agreements with broker-dealers to receive on its behalf purchase and redemptions orders;

     (B) Such broker-dealers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Distributor;

     (C) The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, its broker's authorized designee, receives the order; and

     (D) A Client order will be priced at the Fund's net asset value next computed after they are received by an authorized broker-dealer or the broker-dealer's authorized designee.

                                SPECIAL SERVICES

Each Davis Funds prospectus describes a number of special services offered by the Davis Funds. This Statement of Additional Information supplements that discussion.

Prototype Retirement Plans. The Distributor and certain qualified dealers have available prototype retirement plans (e.g., profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Davis Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs; and non-deductible IRAs, including "Roth IRAs"), Education Savings Accounts and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Davis Funds as their investment vehicle. State Street Bank and Trust acts as custodian or trustee for certain retirement plans and charges the participant an annual maintenance fee of $15 per Social Security Number regardless of the number of plans established. The maintenance fee will be redeemed automatically at year-end from your account, unless you elect to pay the fee directly prior to that time. The maintenance fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 in cumulative assets (including taxable accounts). If an IRA account is closed, a $15 fee will be assessed.

In-Kind Purchases. Shares of the Davis Funds are continuously offered at their public offering price next determined after an order is accepted. The methods available for purchasing shares of a fund are described in the fund's Prospectus. In addition, shares of the Davis Funds may be purchased using securities if the


           Davis Series, Inc., Statement of Additional Information 62

Adviser determines that doing so is in the best interest of the applicable fund and its shareholders. The Adviser must review the securities that are offered in exchange for the "in-kind" purchase to determine that the securities delivered to the fund: (i) meet the investment objective, strategy and policies of the fund; (ii) do not cause the violation of any investment restrictions at the time of acceptance; (iii) are readily marketable; (iv) may be accurately and objectively valued on a daily basis; and (v) represent securities that are desirable for the fund to own given the fund's investment strategy and the Adviser's view of market conditions. The Adviser reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such in-kind purchase, the following conditions will apply:

(1) The securities offered by the investor in exchange for shares of a fund must not be in any way restricted as to resale or otherwise be illiquid;

(2) The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, AMEX or NASDAQ or other appropriate method; and

(3) The transaction involves a net purchase of $1 million or more in fund shares.

Davis Funds believe that this ability to purchase shares of a fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the fund include the ability to purchase desirable securities without brokerage commissions.

An investor who wishes to make an in-kind purchase must provide the Adviser with a full and exact written description of each security that he or she proposes to deliver to the applicable Davis Fund. The fund will advise the investor as to those securities that it is prepared to accept and will provide the forms required to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer and with the necessary forms, to the Adviser and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the fund in the same manner as portfolio securities of the fund are valued. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this in-kind offer will constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his tax adviser to determine the tax consequences under Federal and state law of making such an in-kind purchase. This service may be discontinued at any time without prior notice.

EXCHANGE OF SHARES

The prospectus describes exchange procedures. This Statement of Additional Information supplements that discussion.

Market Timing. Although the Davis Funds will not knowingly permit investors to excessively trade the Funds, shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection, and, there can be no guarantee that all market timing will be prevented, despite the Davis Funds' best efforts. The Funds receive purchase and sales order through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. The Davis Funds reserve the right to terminate or amend the exchange privilege at any time by filing amended registration statements.

REDEMPTION OF SHARES

The prospectus describes redemption procedures. This Statement of Additional Information supplements that discussion.


           Davis Series, Inc., Statement of Additional Information 63

In the past the Davis Funds issued share certificates, and some still are outstanding. If shares to be redeemed are represented by a certificate, the certificate must be sent to State Street Bank and Trust with a letter of instruction signed by all account owner(s).

Redemption proceeds normally are paid to you within seven days after State Street Bank and Trust receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the SEC, or if the New York Stock Exchange is closed for other than customary or holiday closings. You may redeem shares on any business day. Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust to be reasonably sure that all checks or drafts (including certified or cashiers checks) for shares purchased have cleared, normally not exceeding fifteen calendar days. You can avoid any redemption delay by paying for your shares with a bank wire or federal funds.

Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exist making cash payments undesirable (although the Board has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

Federal Funds Wire. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service (State Street Bank and Trust charges $50 for wiring money internationally), and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

Redeeming Shares in Davis Government Money Market Fund. You may request redemption of part or all of your shares in Davis Government Money Market Fund by mail by sending your request to State Street Bank and Trust Company, c/o Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. You also may redeem shares through the Check Writing Privilege or by Expedited Redemption Privilege to a pre-designated bank account. Normally, except for payment to a pre-designated bank account, State Street Bank and Trust will send payment for Davis Government Money Market Fund shares redeemed within three business days, but in no event, later than seven days, after receipt of a redemption request in proper form. Redemption of Davis Government Money Market Fund shares that were acquired by exchange from shares subject to a contingent deferred sales charge may be subject to such a charge. Shares exchanged into Davis Government Money Market Fund are subject to segregation to assure payment of any sales charges that may be due on redemption.

Segregation of Davis Government Money Market Fund Shares. In order to secure the payment of any sales charge or CDSC that may be due on shares exchanged into shares of Davis Government Money Market Fund, the number of shares equal in value to the sales charge are segregated and separately maintained in Davis Government Money Market Fund. The purpose of the segregation is to assure that redemptions utilizing the Davis Government Money Market Fund check writing privilege do not deplete the account without payment of any applicable sales charge and therefore no draft will be honored for liquidation of shares in excess of the shares in the Davis Government Money Market Fund account that are free of segregation.

Davis Government Money Market Fund Check Writing Privilege, Class A Shares. A shareholder may issue a "Stop


           Davis Series, Inc., Statement of Additional Information 64

Payment" on any draft by calling State Street Bank and Trust at (617) 985-8543. The "Stop Payment" order will become effective if it is given on a timely basis pursuant to the "Stop Payment" rules in effect at State Street Bank and Trust with respect to their regular checking accounts.

If a shareholder seeks to use the check writing privilege or expedited redemption privilege to a pre-designated bank account to redeem Davis Government Money Market Fund shares recently purchased by check (whether by regular or expedited method), the Fund will refuse to accept telephone redemption requests when made and to honor redemption drafts when presented unless it is then reasonably assured of the collection of the check representing the purchase (normally up to 15 days after receipt of such check). This result can be avoided by investing by wire.

SECTION IV: General Information

DETERMINING THE PRICE OF SHARES

The prospectus describes procedures used to determine the price of shares. This Statement of Additional Information supplements that discussion.

Net Asset Value. The price per share for purchases or redemptions made directly through State Street Bank and Trust generally is the value next computed after State Street Bank and Trust receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must: (i) receive your order before 4 p.m. Eastern Standard Time; and (ii) promptly transmit the order to State Street Bank and Trust. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates (in the past Davis Funds issued share certificates), State Street Bank and Trust may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

The Davis Funds do not price their shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Davis Funds or their agents several hours after the time of the acceptance and pricing.

Valuation of Portfolio Securities. The valuation of each Fund's portfolio securities is described in the Fund's prospectus and annual report.

DIVIDENDS AND DISTRIBUTIONS

The prospectus describes the Funds' dividend and distribution policies. This Statement of Additional Information supplements that discussion.

There are two sources of income, net income and realized capital gains, paid to you by a fund. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You also will receive confirmations after each purchase or redemption. Different classes of shares may be expected to have different expense ratios due to differing distribution services fees and


           Davis Series, Inc., Statement of Additional Information 65 certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than classes with lower expense ratios. For tax purposes, information concerning distributions will be mailed annually to shareholders. Shareholders have the option of receiving all dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

Returned Check Policy. For the protection of the shareholder, on receipt of the second dividend check that has been returned to State Street Bank and Trust as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

Davis Opportunity Fund and Davis Financial Fund. Income dividends and distributions from net realized capital gains, if any, are usually distributed annually.

Davis Government Bond Fund. Income dividends are declared daily and paid monthly. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Distributions from any net realized capital gain not offset by capital loss carryovers are usually distributed annually.

Davis Government Money Market Fund. Dividends from net income are declared daily on shares outstanding as of the close of business the preceding day and are paid monthly. You will receive monthly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Income for Saturdays, Sundays and holidays are accrued on Fridays. Dividends declared during each calendar month are paid on the last business day of the month. Shares earn dividends as of the first business day after the effective purchase date up through the date of redemption.

Davis Appreciation & Income Fund and Davis Real Estate Fund. Income dividends are usually paid quarterly. Distributions from any net realized capital gains are usually made annually.

Dividends and Distributions May Change. Usually dividends and capital gains distributions are paid as discussed above. However, the Board of Directors reserves the right to suspend payments or to make additional payments.

FEDERAL INCOME TAXES

The prospectus provides an introduction to federal income taxes. This Statement of Additional Information supplements that discussion. This discussion is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in the Davis Funds.

Each of the Davis Funds intend to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. Each Davis Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are


           Davis Series, Inc., Statement of Additional Information 66 treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

We recommend that you consult with a tax advisor about dividends and capital gains that may be received from the Davis Funds.


           Davis Series, Inc., Statement of Additional Information 67

PERFORMANCE DATA

From time to time, the Funds may advertise information regarding their performance. Such information will be calculated separately for each class of shares. These performance figures are based on historical results and are not intended to indicate future performance.

Average Annual Total Returns (reflecting the effects of federal income tax)

The Fund may advertise its investment performance for Class A and/or Y shares on an after-tax basis. After Tax performance for Class B shares is also presented when no other Class of shares has at least a ten year operating history.

DAVIS OPPORTUNITY FUND:

------------------------------------------------------------------------------------------------------
For the periods ended December 31, 2003:   Past 1 Year   Past 5 Years   Past 10 Years   Life of Class*
------------------------------------------------------------------------------------------------------
Class A shares
   return before taxes                       34.23%          9.34%           N/A            14.63%

------------------------------------------------------------------------------------------------------
Class A shares
   return after taxes on distributions       34.23%          6.69%           N/A            12.05%

------------------------------------------------------------------------------------------------------
Class A shares
   return after taxes on distributions
   and sale of fund shares                   22.25%          6.82%           N/A            11.69%

------------------------------------------------------------------------------------------------------
Class B shares
   return before taxes                       35.86%          9.28%         12.45%**         13.90%**

------------------------------------------------------------------------------------------------------
Class B shares
   return after taxes on distributions       35.86%          6.44%         10.04%**           N/A

------------------------------------------------------------------------------------------------------
Class B shares
   return after taxes on distributions
   and sale of fund shares                   23.31%          6.71%          9.82%**           N/A

------------------------------------------------------------------------------------------------------
Class Y shares
   return before taxes                       41.42%         10.81%           N/A             6.88%

-------------------------------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions       41.42%          8.14%           N/A             4.43%

-------------------------------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions
   and sale of fund shares                   26.92%          8.11%           N/A             4.77%
-------------------------------------------------------------------------------------------------------

Average annual total returns for Class A and B shares reflect maximum sales charges. Class Y does not impose any sales charges.

* Average annual total returns for life are for the periods from the commencement of each Class' investment operations: Class A shares, 12/1/94; Class B shares, 5/1/84; and Class Y shares, 9/18/97.

** Class B shares automatically convert to Class A shares after eight years. Class B shares' performance for the ten-year and life periods include the first eight years of Class B share performance and Class A share performance thereafter. However, since the inception date for Class A shares is 12/1/94, Class B shares could not be converted prior to that date. Therefore, the performance for the life period includes Class B share performance until 12/1/94, and Class A share performance thereafter.


           Davis Series, Inc., Statement of Additional Information 68

Investments in initial public offerings (IPOs) had a favorable impact on Davis Opportunity Fund's performance in 1999 and 2000. This was a time when the IPO market was very active. No assurance can be given that Davis Opportunity Fund will continue to invest in IPOs to the same extent in the future, or that such investments would be profitable.


           Davis Series, Inc., Statement of Additional Information 69

DAVIS FINANCIAL FUND:

-----------------------------------------------------------------------------------
For the periods ended December 31, 2003:   Past 1 Year   Past 5   Past 10   Life of
                                                          Years    Years    Class*
-----------------------------------------------------------------------------------
Class A shares
   return before taxes                        30.37%      4.69%    14.64%    17.07%
-----------------------------------------------------------------------------------
Class A shares
   return after taxes on distributions        30.37%      4.46%    13.74%      N/A
-----------------------------------------------------------------------------------
Class A shares
   return after taxes on distributions
   and sale of fund shares                    19.74%      3.96%    12.62%      N/A
-----------------------------------------------------------------------------------
Class Y shares
   return before taxes                        37.15%      5.91%      N/A     10.42%
-----------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions        37.15%      5.68%      N/A     10.15%
-----------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions
   and sale of fund shares                    24.15%      5.03%      N/A      9.07%
-----------------------------------------------------------------------------------

Average annual total returns for Class A shares reflect maximum sales charges. Class Y does not impose any sales charges.

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 5/1/91; and Class Y shares, 3/10/97.

DAVIS REAL ESTATE FUND:

--------------------------------------------------------------------------------------
For the periods ended December 31, 2003:   Past 1 Year   Past 5 Years   Life of Class*
--------------------------------------------------------------------------------------
Class A shares
   return before taxes                        30.96%        11.25%          12.14%
--------------------------------------------------------------------------------------
Class A shares
   return after taxes on distributions        29.60%         9.62%          10.31%
--------------------------------------------------------------------------------------
Class A shares
   return after taxes on distributions
   and sale of fund shares                    20.14%         8.66%           9.50%
--------------------------------------------------------------------------------------
Class Y shares
   return before taxes                        38.10%        12.75%          11.56%
--------------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions        36.48%        10.95%           9.74%
--------------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions
   and sale of fund shares                    24.78%         9.87%           8.89%
--------------------------------------------------------------------------------------

Average annual total returns for Class A shares reflect maximum sales charges. Class Y does not impose any sales charges.

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 1/3/94; and Class Y shares, 11/8/96.


           Davis Series, Inc., Statement of Additional Information 70

DAVIS APPRECIATION & INCOME FUND:

------------------------------------------------------------------------------------
For the periods ended December 31, 2003:   Past 1   Past 5 Years   Past 10   Life of
                                            Year                    Years     Class*
------------------------------------------------------------------------------------
Class A shares
   return before taxes                     20.93%       4.32%       9.10%     10.37%
------------------------------------------------------------------------------------
Class A shares
   return after taxes on distributions     19.89%       2.75%       7.01%       N/A
------------------------------------------------------------------------------------
Class A shares
   return after taxes on distributions
   and sale of fund shares                 13.82%       2.70%       6.64%       N/A
------------------------------------------------------------------------------------
Class Y shares
   return before taxes                     27.13%       5.57%        N/A       8.43%
------------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions     25.98%       3.90%        N/A       6.30%
------------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions
   and sale of fund shares                 17.88%       3.72%        N/A       6.00%
------------------------------------------------------------------------------------

Average annual total returns for Class A shares reflect maximum sales charges. Class Y does not impose any sales charges.

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 5/1/92; and Class Y shares, 11/13/96.

DAVIS GOVERNMENT BOND FUND:
--------------------------------------------------------------------------------
For the periods ended December 31, 2003:     Past 1   Past 5   Past 10   Life of
                                              Year     Years    Years     Class*
--------------------------------------------------------------------------------
Class A shares
   return before taxes                       (4.72)%   3.15%    N/A      4.95%
--------------------------------------------------------------------------------
Class A shares
   return after taxes on distributions       (5.70)%   1.40%    N/A      2.92%
--------------------------------------------------------------------------------
Class A shares
   return after taxes on distributions
   and sale of fund shares                   (3.07)%   1.58%    N/A      2.93%
--------------------------------------------------------------------------------
Class B shares
   return before taxes                       (4.67)%   3.01%   4.28%**   6.44%**
--------------------------------------------------------------------------------
Class B shares
   return after taxes on distributions       (5.47)%   1.52%   2.39%**    N/A
--------------------------------------------------------------------------------
Class B shares
   return after taxes on distributions
   and sale of fund shares                   (3.03)%   1.63%   2.44%**    N/A
--------------------------------------------------------------------------------
Class Y shares
   return before taxes                        0.17%    4.50%    N/A      4.53%
--------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions       (0.92)%   2.63%    N/A      2.66%
--------------------------------------------------------------------------------
Class Y shares
   return after taxes on distributions
   and sale of fund shares                   0.11%     2.66%    N/A      2.68%
--------------------------------------------------------------------------------

Average annual total returns for Class A and B shares reflect maximum sales charges. Class Y does not impose any sales charges.

* Average annual total returns for life are for the periods from the commencement of each Class' investment operations: Class A shares, 12/1/94; Class B shares, 5/1/84; and Class Y shares, 9/1/98.


           Davis Series, Inc., Statement of Additional Information 71

** Class B shares automatically convert to Class A shares after eight years. Class B shares' performance for the ten-year and life periods include the first eight years of Class B share performance and Class A share performance thereafter. However, since the inception date for Class A shares is 12/1/94, Class B shares could not be converted prior to that date. Therefore, the performance for the life period includes Class B share performance until 12/1/94, and Class A share performance thereafter.

Notes for calculating returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Fund offers Class A, B, C and Y shares. After-tax returns are shown only for Class A, Y and, when appropriate, B shares. After-tax returns for each class of shares will vary.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

"Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, which would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)(n) = ERV

               Where:      P =       hypothetical initial payment of $1,000

                           T =       average annual total return

                           n =       number of years

                           ERV = ending redeemable value at the end of the 1-, 5- and 10-year periods of a hypothetical $1,000 payment made at the beginning of such period

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates; and (ii) deducts: (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

"Average Annual Total Return After-Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by the Fund. Average annual total return after-taxes on distributions is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:


           Davis Series, Inc., Statement of Additional Information 72

                           P(1+T)(n) = ATV(D)

               Where:      P =       hypothetical initial payment of $1,000

                           T = average annual total return (after taxes on distributions)

                           n =       number of years

                           ATV(D) = ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the 1, 5, and 10 year periods of a hypothetical $1,000 payment made at the beginning of such period

"Average Annual Total Return After-Taxes on Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of Fund shares. Average annual total return after-taxes on distributions and sale of Fund shares is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)(n) = ATV(DR)

               Where:      P =       hypothetical initial payment of $1,000

                           T = average annual total return (after taxes on distributions and sale of Fund shares)

                           n =       number of years

                           ATVDR = ending redeemable value, after taxes on fund distributions and sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

Average Annual Total Returns (without reflecting the effects of federal income tax)

The Funds may advertise their investment performance for Class A, B, C and/or Y shares without reflecting the effects of federal income tax.


           Davis Series, Inc., Statement of Additional Information 73

DAVIS OPPORTUNITY FUND:
--------------------------------------------------------------------------------
For the periods ended December 31, 2003:   Past 1   Past 5   Past 10
                                            Year     Years    Years     Life*
--------------------------------------------------------------------------------
Class A shares
Average Annual Total Return
   with maximum sales charges              34.23%    9.34%     N/A      14.63%
--------------------------------------------------------------------------------
Class A shares
Average Annual Total Return
   without any sales charge                40.88%   10.41%     N/A      15.25%
--------------------------------------------------------------------------------
Class B shares
Average Annual Total Return
   with maximum sales charges              35.86%    9.28%   12.45%**   13.90%**
--------------------------------------------------------------------------------
Class B shares
Average Annual Total Return
   without any sales charge                39.86%    9.52%   12.45%**   13.90%**
--------------------------------------------------------------------------------
Class C shares
Average Annual Total Return
   with maximum sales charges              38.87%    9.47%     N/A       6.61%
--------------------------------------------------------------------------------
Class C shares
Average Annual Total Return
   without any sales charge                39.87%    9.47%     N/A       6.61%
--------------------------------------------------------------------------------
Class Y shares
Average Annual Total Return
   Class Y shares do not impose any
   sales charges                           41.42%   10.81%     N/A       6.88%
--------------------------------------------------------------------------------

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 12/1/94; Class B shares, 5/1/84; Class C shares, 8/15/97; and Class Y shares, 9/18/97.

** Class B shares automatically convert to Class A shares after eight years. Class B shares' performance for the ten-year and life periods include the first eight years of Class B share performance and Class A share performance thereafter. However, since the inception date for Class A shares is 12/1/94, Class B shares could not be converted prior to that date. Therefore, the performance for the life period includes Class B share performance until 12/1/94, and Class A share performance thereafter.

Investments in initial public offerings (IPOs) had a favorable impact on Davis Opportunity Fund's performance in 1999 and 2000. This was a time when the IPO market was very active. No assurance can be given that Davis Opportunity Fund will continue to invest in IPOs to the same extent in the future, or that such investments would be profitable.


           Davis Series, Inc., Statement of Additional Information 74

DAVIS FINANCIAL FUND:
--------------------------------------------------------------------------------
For the periods ended December 31, 2003:   Past 1   Past 5   Past 10
                                            Year     Years    Years     Life*
--------------------------------------------------------------------------------
Class A shares
Average Annual Total Return
   with maximum sales charges              30.37%    4.69%   14.64%     17.07%
--------------------------------------------------------------------------------
Class A shares
Average Annual Total Return
   without any sales charge                36.86%    5.71%   15.20%     17.52%
--------------------------------------------------------------------------------
Class B shares
Average Annual Total Return
   with maximum sales charges              31.74%    4.47%     N/A      16.55%**
--------------------------------------------------------------------------------
Class B shares
Average Annual Total Return
   without any sales charge                35.74%    4.80%     N/A      16.55%**
--------------------------------------------------------------------------------
Class C shares
Average Annual Total Return
   with maximum sales charges              34.69%    4.81%     N/A       7.29%
--------------------------------------------------------------------------------
Class C shares
Average Annual Total Return
   without any sales charge                35.69%    4.81%     N/A       7.29%
--------------------------------------------------------------------------------
Class Y shares
Average Annual Total Return
   Class Y shares do not impose any
   sales charges                           37.15%    5.91%     N/A      10.42%
--------------------------------------------------------------------------------

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 5/1/91; Class B shares, 12/27/94; Class C shares, 8/12/97; and Class Y shares, 3/10/97.

** Class B shares automatically convert to Class A shares after eight years. Class B shares' performance for the life period includes the first eight years of Class B share performance and Class A share performance thereafter.


           Davis Series, Inc., Statement of Additional Information 75

DAVIS REAL ESTATE FUND:

-----------------------------------------------------------------------------------------
For the periods ended December 31, 2003:            Past 1 Year   Past 5 Years     Life*
-----------------------------------------------------------------------------------------
Class A shares
Average Annual Total Return
   with maximum sales charges                          30.96%        11.25%      12.14%
-----------------------------------------------------------------------------------------
Class A shares
Average Annual Total Return
   without any sales charge                            37.52%        12.34%      12.69%
-----------------------------------------------------------------------------------------
Class B shares
Average Annual Total Return
   with maximum sales charges                          32.52%        11.17%      12.39%**
-----------------------------------------------------------------------------------------
Class B shares
Average Annual Total Return
   without any sales charge                            36.52%        11.43%      12.39%**
-----------------------------------------------------------------------------------------
Class C shares
Average Annual Total Return
   with maximum sales charges                          35.52%        11.43%       7.63%
-----------------------------------------------------------------------------------------
Class C shares
Average Annual Total Return
   without any sales charge                            36.52%        11.43%       7.65%
-----------------------------------------------------------------------------------------
Class Y shares
Average Annual Total Return
   Class Y shares do not impose any sales charges      38.10%        12.75%      11.56%
-----------------------------------------------------------------------------------------

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 1/3/94; Class B shares, 12/27/94; Class C shares, 8/13/97; and Class Y shares, 11/8/96.

** Class B shares automatically convert to Class A shares after eight years. Class B shares' performance for the life period includes the first eight years of Class B share performance and Class A share performance thereafter.


           Davis Series, Inc., Statement of Additional Information 76

DAVIS APPRECIATION & INCOME FUND:

---------------------------------------------------------------------------------------------------------
For the periods ended December 31, 2003:            Past 1 Year   Past 5 Years   Past 10 Years     Life*
---------------------------------------------------------------------------------------------------------
Class A shares
Average Annual Total Return
   with maximum sales charges                          20.93%         4.32%          9.10%       10.37%
---------------------------------------------------------------------------------------------------------
Class A shares
Average Annual Total Return
   without any sales charge                            26.94%         5.34%          9.63%       10.83%
---------------------------------------------------------------------------------------------------------
Class B shares
Average Annual Total Return
   with maximum sales charges                          21.71%         4.05%           N/A        10.48%**
---------------------------------------------------------------------------------------------------------
Class B shares
Average Annual Total Return
   without any sales charge                            25.71%         4.39%           N/A        10.48%**
---------------------------------------------------------------------------------------------------------
Class C shares
Average Annual Total Return
   with maximum sales charges                          24.75%         4.39%           N/A         4.15%
---------------------------------------------------------------------------------------------------------
Class C shares
Average Annual Total Return
   without any sales charge                            25.75%         4.39%           N/A         4.15%
---------------------------------------------------------------------------------------------------------
Class Y shares
Average Annual Total Return
   Class Y shares do not impose any sales charges      27.13%         5.57%           N/A         8.43%
---------------------------------------------------------------------------------------------------------

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 5/1/92; Class B shares, 2/3/95; Class C shares, 8/12/97; and Class Y shares, 11/13/96.

** Class B shares automatically convert to Class A shares after eight years. Class B shares' performance for the life period includes the first eight years of Class B share performance and Class A share performance thereafter.

From inception (May 1, 1992) until July 1, 2003, Davis Appreciation & Income Fund was named Davis Convertible Securities Fund and invested primarily in convertible securities.


           Davis Series, Inc., Statement of Additional Information 77

DAVIS GOVERNMENT BOND FUND:

--------------------------------------------------------------------------------------------------------
For the periods ended December 31, 2003:            Past 1 Year   Past 5 Years   Past 10 Years    Life*
--------------------------------------------------------------------------------------------------------
Class A shares
Average Annual Total Return
   with maximum sales charges                         (4.72)%         3.15%          N/A         4.95%
--------------------------------------------------------------------------------------------------------
Class A shares
Average Annual Total Return
   without any sales charge                            0.10%          4.15%          N/A         5.51%
--------------------------------------------------------------------------------------------------------
Class B shares
Average Annual Total Return
   with maximum sales charges                         (4.67)%         3.01%         4.28%**      6.44%**
--------------------------------------------------------------------------------------------------------
Class B shares
Average Annual Total Return
   without any sales charge                           (0.80)%         3.35%         4.28%**      6.44%**
--------------------------------------------------------------------------------------------------------
Class C shares
Average Annual Total Return
   with maximum sales charges                         (1.77)%         3.33%          N/A         3.93%
--------------------------------------------------------------------------------------------------------
Class C shares
Average Annual Total Return
   without any sales charge                           (0.80)%         3.33%          N/A         3.93%
--------------------------------------------------------------------------------------------------------
Class Y shares
Average Annual Total Return
   Class Y shares do not impose any sales charges      0.17%          4.50%          N/A         4.53%
--------------------------------------------------------------------------------------------------------

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 12/1/94; Class B shares, 5/1/84; Class C shares, 8/19/97; and Class Y shares, 9/1/98.

** Class B shares automatically convert to Class A shares after eight years. Class B shares' performance for the ten-year and life periods include the first eight years of Class B share performance and Class A share performance thereafter. However, since the inception date for Class A shares is 12/1/94, Class B shares could not be converted prior to that date. Therefore, the performance for the life period includes Class B share performance until 12/1/94, and Class A share performance thereafter.

Notes Concerning Average Annual Total Return

"Average Annual Total Return (with maximum sales charges)" is calculated in the same manner as "Average Annual Total Return Before Taxes."

"Average Annual Total Return (without any sales charges)" adjusts the average annual total return (with maximum sales charges) quotation by removing the effects of paying a sales charge. The Fund may compare its investment performance against that of a relevant benchmark index. Index performance calculation does not include a sales charge. To facilitate comparisons between an index and the Fund, the Fund may quote its average annual total return before taxes, without a sales charge.


           Davis Series, Inc., Statement of Additional Information 78

Other Performance Measures

"Cumulative Total Return" is a measure of a fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

30-Day SEC Yield. The 30-Day SEC Yield (defined below) with respect to each class of shares of Davis Real Estate Fund, Davis Appreciation & Income Fund and Davis Government Bond Fund for the period ended December 31, 2003, is as follows:

                  Davis Real   Davis Appreciation   Davis Government
                 Estate Fund      & Income Fund         Bond Fund
                 -----------   ------------------   ----------------
Class A shares      3.75%             2.64%               2.55%
Class B shares      3.26%             1.89%               1.98%
Class C shares      3.26%             1.84%               1.94%
Class Y shares      4.38%             2.95%               2.90%

"30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the SEC and is calculated separately for each class. Thirty-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds' shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

          30-Day SEC Yield = 2 [(a - b + 1) 6 - 1]
                                 -----
                                   cd

Where:    a = dividends and interest earned during the period.

          b = expenses accrued for the period.

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.

A Fund's 30-Day SEC Yield fluctuates depending on prevailing interest rates, quality, maturities, types of instruments held and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.

Current and Effective Yields. The current and effective yields for Davis Government Money Market Fund's Class A shares for the seven-day period ended December 31, 2003, were 0.54% and 0.55%, respectively.

   Yield quotations are calculated in accordance with the following formulas:

              Current Yield = [(C-D) - BV] x (365/7)

              Effective Yield = [ [ [ (C-D) - BV] + 1]365/7] - 1


           Davis Series, Inc., Statement of Additional Information 79

          C = Net change (excluding capital change in value of hypothetical account with balance of one share at beginning of seven-day period).

          D =  Deductions charged to hypothetical account.

          BV = Value of hypothetical account at beginning of seven-day period for which yield is quoted.

Davis Government Money Market Fund's Current and Effective Yields will fluctuate depending on prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.

Performance Rankings

Lipper Rankings. From time to time the Funds may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

Morningstar Ratings and Rankings. From time to time the Funds may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed, and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future result.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. Past performance is no guarantee of future results.

Each Fund also may compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.


           Davis Series, Inc., Statement of Additional Information 80

Investors also may wish to compare the returns on each Davis Fund's class of shares to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, none of the Davis Funds' returns or share prices are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Adviser or Transfer Agent and of the investor services provided by them to shareholders of the Davis Funds, other than performance rankings of the Funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.

Other Performance Statistics

In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

In advertising and sales literature the Davis Funds may publish various statistics describing its investment portfolio such as the Fund's average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

The performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings or other information prepared by recognized mutual fund statistical services. The Fund's Annual Report and Semi-Annual Report contain additional performance information and will be made available on request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.


           Davis Series, Inc., Statement of Additional Information 81

                                   APPENDIX A:

                       Quality Ratings of Debt Securities

Moody's Corporate Bond Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporate Bond Ratings

AAA - Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


           Davis Series, Inc., Statement of Additional Information 82

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Commercial Paper Ratings

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

Standard & Poor's Commercial Paper Ratings

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in four categories, ranging from A for the highest quality to D for the lowest. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Within the A category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.


           Davis Series, Inc., Statement of Additional Information 83

                                   APPENDIX B:
                TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION

                              (Class A Shares only)

TERMS OF ESCROW:

1. Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street Bank and Trust in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

2. In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street Bank and Trust to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

3. If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

4. If my total purchases are less than the intended purchases, I will remit to Davis Distributors, LLC, the difference in the dollar amount of sales charge actually paid by me and the sales charge that I would have paid if the total purchase had been made at a single time. If remittance is not made within 20 days after written request by Davis Distributors, LLC, or my dealer, State Street Bank and Trust will redeem an appropriate number of the escrowed shares in order to realize such difference.

5. I hereby irrevocably constitute and appoint State Street Bank and Trust my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6. Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7. The duties of State Street Bank and Trust are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings that may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.


           Davis Series, Inc., Statement of Additional Information 84

Appendix C

                           Summary of Davis Advisors'
                      Proxy Voting Procedures and Policies
                                  April 1, 2004

Davis Selected Advisers, L.P. ("Davis Advisors") votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors' Proxy Voting Procedures and Policies, and/or a copy of how their own proxies were voted, by writing to:

     Davis Selected Advisers, L.P.
     Attn: Chief Compliance Officer
     2949 East Elvira Road, Suite 101
     Tucson, Arizona, 85706

A copy of Davis Advisors' Proxy Voting Procedures and Policies is also included in Davis Advisors' Form ADV Part II.

Guiding Principles

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and


           Davis Series, Inc., Statement of Additional Information 85 otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors' interests and those of its clients,

Davis Advisors' Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1) Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;

     (2) Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;

     (3)  Davis Advisors may obtain guidance from an independent third party;

     (4)  The potential conflict may be immaterial; or

     (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.


           Davis Series, Inc., Statement of Additional Information 86

                                    FORM N-1A

                               DAVIS SERIES, INC.

        POST-EFFECTIVE AMENDMENT NO. 49 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT No. 2-57209

                                       AND

            AMENDMENT NO. 45 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-2679

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits:

          (a)(1) Articles of Incorporation. Incorporated by reference to Exhibit
               (1) of Registrant's registration statement 2-57209, filed on Edgar April 15, 1996.

          (a)(2) Articles Supplementary to Articles of Incorporation, reclassifying shares, dated August 28, 1996. Incorporated by reference to Exhibit (1)(b) of Registrant's registration statement 2-57209, filed on Edgar August 12, 1997.

          (a)(3) Davis Series, Inc, Articles of Amendment, dated August 21, 1995, changing names (formerly, Retirement Planning Funds of America, Inc.). Incorporated by reference to Exhibit (a)(3) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

          (a)(4) Articles Supplementary to Articles of Incorporation, increasing shares, dated December 8, 1997. Incorporated by reference to Exhibit (a)(4) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

          (a)(5) Articles Supplementary to Articles of Incorporation, renaming "Davis Convertible Securities Fund" to "Davis Appreciation & Income Fund".

          (b) By-laws. Amended and Restated Bylaws, incorporated by reference to Exhibit 23(b) of Registrant's registration statement 2-57209, filed on Edgar April 27, 2000.

          (c)  Instruments Defining Rights of Security Holders. Not applicable.

          (d)(1) Investment Advisory Contracts. Between Davis Series, Inc. and Davis Selected Advisers, L.P. dated January 1, 2001. Incorporated by reference to Exhibit (d)(1) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

          (d)(2) Sub-Advisory Agreement between Davis Selected Advisers, L.P., and Davis Selected Advisers - NY, Inc., dated January 1, 2001. Incorporated by reference to Exhibit (d)(2) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

          (e)(1) Underwriting Contracts. Distributing Agreement dated January 1, 2001. Incorporated by reference to Exhibit (23)(e)(1) of Registrant's registration statement 2-57209, filed on Edgar April 26, 2001.

          (e)(2) Form of Dealer Agreement between principal underwriter and distributing broker-dealers. Incorporated by reference to Exhibit
               (e)(3) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

          (f)  Bonus or Profit Sharing Contracts. Not applicable.

          (g) Custodian Agreements. Custodian Agreement with State Street Bank and Trust Company, dated September 5, 2000. Incorporated by reference to Exhibit (g) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

          (h)(1) Other Material Contracts. Transfer Agency and Service Agreement dated March 10, 1998. Incorporated by reference to Exhibit (h)(1) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

          (h)(2) Agreement Respecting Names, changing name from Retirement Planning Funds of America, Inc., to Davis Series, Inc., dated October 1, 1995. Incorporated by reference to Exhibit (h)(2) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

          (i)* Legal Opinion. Opinion and Consent of Counsel (Seyfarth Shaw,
               LLP).

          (j)* Other Opinions. Consent of Independent Auditors (KPMG LP).

          (k)  Omitted Financial Statements. Incorporated from the Annual
               Report.

          (l)  Initial Capital Agreements. Not applicable.

          (m)(1) Rule 12b-1 Plan. Distribution Plans for Class A, B and C shares. Incorporated by reference to Exhibit (m)(1) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

          (m)(2) Rule 12b-1 Plan. Distribution Expense Plan in Respect to Government Money Market Fund, dated February 1, 1992. Incorporated by reference to Exhibit (m)(2) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

          (n)* Rule 18f-3 Plan. Plan pursuant to Rule 18f-3, as amended June 10, 2003. Filed herein.

          (o)  Reserved.

          (p) Codes of Ethics. Code of Ethics as amended January 29, 2000. Incorporated by reference to Exhibit (p) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

          (q)(1) Other Exhibits. Powers of Attorney of the Registrant, Officers and Board of Directors of Davis New York Venture Fund, Davis Series, and Davis Variable

               Account Fund, appointing Arthur Don and Thomas Tays as attorneys-in-fact dated January 11, 2001. Incorporated by reference to Exhibit (q) of Registrants registration statement 2-57209, filed on Edgar February 26, 2001.

          (q)(2) Other Exhibits. Powers of Attorney of the Registrant, Officers of Davis New York Venture Fund, Inc. (Eich and Reed), dated September 13, 2002 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit (q)(2) of Registrants registration statement 2-57209, filed on Edgar July 1, 2003.

          (q)(3) Other Exhibits. Power of Robert Morgenthau, dated December 3, 2002 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit (q)(3) of Registrants registration statement 2-57209, filed on Edgar July 1, 2003.

          (q)(4)* Other Exhibits. Power of Thomas Gayner, dated April 19, 2004 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Filed herein.

               *    Filed herein

Item 24. Persons Controlled by or Under Common Control With Registrant

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.

Item 25. Indemnification

Registrant's Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

In addition to the foregoing indemnification, Registrant's Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

Item 26. Business and Other Connections of Investment Adviser

Davis Selected Advisers, L.P. ("DSA") and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:

Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Selected Advisers - NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA's advisory clients.

Davis Distributors LLC: a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.

Davis Partners I, LLC: a wholly-owned subsidiary of DSA, serves as general partner of Davis Partners I, L.P., an unregistered investment company.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

Andrew A. Davis (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director and President or Vice President of each of the Davis Funds and the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Christopher C. Davis (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director and Chief Executive Officer, President, and/or Vice President of each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Is a director of Kings Bay Ltd., an offshore investment management company.

Kenneth C. Eich (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Executive Vice President and Principal Executive Officer of each of the Davis Funds and Selected Funds; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Sharra L. Reed (9/25/66), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Vice President, Treasurer Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds and Selected Funds; Vice President of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Thomas D. Tays, 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Gary Tyc (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Russell O. Wiese (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

     Item 27. Principal Underwriter

(a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, is the principal underwriter for each of the Davis Funds and Selected Funds: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust.

(b)  Management of the Principal Underwriters:

Name and Principal                 Positions and Offices with     Positions and Offices
Business Address                   Underwriter                    with Registrant
--------------------------------   ----------------------------   ------------------------------
Kenneth C. Eich                    President                      Executive Vice President and
2949 East Elvira Road, Suite 101                                     Principal Executive Officer
Tucson, AZ  85706

Russell Wiese                      Chief Marketing Officer        None
609 Fifth Avenue,
New York, NY  10017.

Gary P. Tyc                        Vice President, Treasurer      None
2949 East Elvira Road, Suite 101      and Assistant Secretary
Tucson, AZ  85706

Anthony Frazia                     Chief Compliance Officer       None
609 Fifth Avenue,
New York, NY  10017.

Thomas D. Tays                     Vice President and Secretary   Vice President and Secretary
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

(c)  Not applicable.

Item 28. Location of Accounts and Records

Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, 7th Floor, North Quincy, Massachusetts 02107.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                               DAVIS SERIES, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 19th day of April, 2004.

The Registrant hereby certifies that this Post Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities Act of 1933.

                                            DAVIS SERIES, INC.


                                            *By: /s/ Thomas Tays
                                                 -------------------------------
                                                 Thomas Tays
                                                 Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

     Signature                     Title                          Date
     ---------                     -----                          ----


Kenneth C. Eich*      Principal Executive Officer           April 19, 2004
-------------------
Kenneth C. Eich


Sharra L. Reed*       Principal Financial Officer; and      April 19, 2004
-------------------   Principal Accounting Officer
Sharra L. Reed


                                            *By: /s/ Thomas Tays
                                                 -------------------------------
                                                 Thomas Tays
                                                 Attorney-in-Fact

*Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to powers of attorney. of attorney filed as Exhibits
(q)(1) and (q)(2) of Part C of this Registration Statement.


                                            /s/ Thomas Tays
                                            ------------------------------------
                                            Thomas Tays
                                            Attorney-in-Fact

                               DAVIS SERIES, INC.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on June 25, 2003 by the following persons in the capacities indicated.

           Signature               Title
           ---------               -----


Wesley E. Bass. Jr.*             Director
------------------------------
Wesley E. Bass, Jr.


Jeremy H. Biggs*                 Director
------------------------------
Jeremy H. Biggs


Marc P. Blum*                    Director
------------------------------
Marc P. Blum


Andrew A. Davis*                 Director
------------------------------
Andrew A. Davis


Christopher C. Davis*            Director
------------------------------

Christopher C. Davis


Thomas S. Gayner*                Director
------------------------------
Thomas S. Gayner


Jerry D. Geist*                  Director
------------------------------
Jerry D. Geist


D. James Guzy*                   Director
------------------------------
D. James Guzy


G. Bernard Hamilton*             Director
------------------------------
G. Bernard Hamilton


Robert P. Morgenthau*            Director
---------------------
Robert P. Morgenthau


Theodore B. Smith, Jr.           Director
------------------------------
Theodore B. Smith, Jr.


Christian R. Sonne*              Director
------------------------------
Christian R. Sonne


Marsha Williams*                 Director
------------------------------
Marsha Williams

*Thomas Tays signs this document on behalf of each of the foregoing persons pursuant to powers of attorney. Incorporated by reference to Exhibits (q)(1),
(q)(3), and (q)(4) of Part C of this Registration Statement.


                                                /s/Thomas Tays
                                                --------------------------------
                                                Thomas Tays
                                                Attorney-in-Fact

                                  EXHIBIT LIST

23(i)      Legal consent, Seyfarth Shaw, LLP
23(j)      Auditor's consent, KPMG LLP
23(n)      Rule 18f-3 Plan
23(q)(4)   Power of Attorney, Thomas S. Gayner